                                                     Reg. Nos. 33-41401/811-6338
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                            [ X ]

     Pre-Effective Amendment No.  _____           [   ]

     Post-Effective Amendment No.   5             [ X ]
                                  -----


                                           and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                               [ X ]


     Amendment No.   5                            [ X ]
                   -----

                       (Check appropriate box or boxes.)

                          COLUMBIA BALANCED FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon  97207
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's Telephone Number, including Area Code:  (503) 222-3600

John A. Kemp
1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon  97207
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (Check appropriate box)

               immediately upon filing pursuant to paragraph (b)
     -----
       X       on February 23, 1996 pursuant to paragraph (b)
     -----
               60 days after filing pursuant to paragraph (a)
     -----
               on                pursuant to paragraph (a) of Rule 485.
     -----        -------------
               75 days after filing pursuant to paragraph (a)(2)
     -----
               on               pursuant to paragraph (a)(2) of Rule 485
     -----        -------------
If appropriate, check the following box:
               this post-effective amendment designates a new effective
     -----     date for a previously filed post-effective amendment.


Please forward copies of communications to:


          Robert J. Moorman
          Stoel Rives LLP
          900 SW Fifth Avenue
          Portland, Oregon  97204

                                   ------------------


An indefinite number of shares of Common Stock have been registered under the Securities Act of 1933 by the Registrant. The Rule 24f-2 Notice for the year ended December 31, 1995 will be filed on or before February 29, 1996.

                          COLUMBIA BALANCED FUND, INC.

                              CROSS-REFERENCE SHEET


Item
-----------------------------------------------------
                                                                 Location in
Part A - INFORMATION REQUIRED IN A PROSPECTUS                    Prospectus
                                                                 -----------


     Item 1.   Cover Page . . . . . . . . . . . . . . . . . .    Cover

     Item 2.   Synopsis   . . . . . . . . . . . . . . . . . .    "Fund Expenses"

     Item 3.   Condensed Financial Information  . . . . . . .    "Financial Highlights" and
                                                                 "Performance"

     Item 4.   General Description of Registrant  . . . . . .    "Fund Descriptions" and
                                                                 "Additional Information"

     Item 5.   Management of the Fund . . . . . . . . . . . .    "Fund Management"

     Item 5A.  Management's Discussion of Fund Performance. .    Contained in the Annual
                                                                 Report of the Fund

     Item 6.   Capital Stock and Other Securities . . . . . .    "Fund Management";
                                                                 "Distributions and Taxes";
                                                                 "Investor Services"; "Fund
                                                                 Descriptions"; and Cover

     Item 7.   Purchase of Securities Being Offered . . . . .    "Investor Services"; "Fund
                                                                 Descriptions" and "Fund
                                                                 Management"

     Item 8.   Redemption or Repurchase . . . . . . . . . . .    "Investor Services"

     Item 9.   Pending Legal Proceedings  . . . . . . . . . .    Not applicable

                                                                 Location in State-
Part B - INFORMATION REQUIRED IN A STATEMENT                     ment of Additional
      OF ADDITIONAL INFORMATION                                  Information
                                                                 -------------------

     Item 10.  Cover Page . . . . . . . . . . . . . . . . . .    Cover

     Item 11.  Table of Contents  . . . . . . . . . . . . . .    "Table of Contents"

     Item 12.  General Information and History  . . . . . . .    Not applicable



     Item 13.  Investment Objectives and Policies . . . . . .    "Investment Restrictions" and
                                                                 "Additional Information
                                                                 Regarding Certain Investments
                                                                 by the Funds."  Additional
                                                                 information is in Prospectus
                                                                 under "Fund Descriptions" and
                                                                 "Additional Information."

     Item 14.  Management of the Fund . . . . . . . . . . . .    "Management"

     Item 15.  Control Persons and Principal
                 Holders of Securities  . . . . . . . . . . .    "Management"

     Item 16.  Investment Advisory and Other Services . . . .    "Investment Advisory and Other
                                                                 Fees Paid to Affiliates" and
                                                                 "Custodians."  Additional
                                                                 information is in Prospectus
                                                                 under "Fund Management."

     Item 17.  Brokerage Allocation and Other Practices . . .    "Portfolio Transactions"

     Item 18.  Capital Stock and Other Securities . . . . . .    All required information is in
                                                                 Prospectus under "Fund
                                                                 Management."

     Item 19.  Purchase, Redemption and
                 Pricing of Securities
                 Being Offered  . . . . . . . . . . . . . . .    "Redemptions."  Additional
                                                                 information is in Prospectus
                                                                 under "Investor Services."

     Item 20.  Tax Status . . . . . . . . . . . . . . . . . .    "Taxes."  Additional information
                                                                 is in Prospectus under "Distributions
                                                                 and Taxes."

     Item 21.  Underwriters . . . . . . . . . . . . . . . . .    "Management"

     Item 22.  Calculation of Performance Data  . . . . . . .    "Yield and Performance"

     Item 23.  Financial Statements . . . . . . . . . . . . .    "Accounting Services and
                                                                 Financial Statements"


                                EXPLANATORY NOTE


     This Registration Statement contains two forms of Prospectus and Statement of Additional Information relating to the Registrant: One form of those documents contains information on both the Registrant (the "Fund") and other investment companies registered under the Securities Act of 1933 to whom the Fund's advisor, Columbia Funds Management Company, provides investment advisory services (the "Joint Prospectus" and "Joint Statement of Additional Information") and the other form contains information on only the Fund (the "Fund Prospectus" and "Fund Statement of Additional Information").

                                   PROSPECTUS
                        -------------------------------

                                      [LOGO]

                                 COLUMBIA FUNDS
                               February 23, 1996
                        COLUMBIA COMMON STOCK FUND, INC.
              ----------------------------------------------------
                           COLUMBIA GROWTH FUND, INC.
              ----------------------------------------------------
                    COLUMBIA INTERNATIONAL STOCK FUND, INC.
              ----------------------------------------------------
                          COLUMBIA SPECIAL FUND, INC.
              ----------------------------------------------------
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
              ----------------------------------------------------
                          COLUMBIA BALANCED FUND, INC.
              ----------------------------------------------------
                         COLUMBIA DAILY INCOME COMPANY
              ----------------------------------------------------
                 COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC.
              ----------------------------------------------------
                  COLUMBIA FIXED INCOME SECURITIES FUND, INC.
              ----------------------------------------------------
                       COLUMBIA MUNICIPAL BOND FUND, INC.
              ----------------------------------------------------
                         COLUMBIA HIGH YIELD FUND, INC.

                     COLUMBIA FINANCIAL CENTER INCORPORATED
                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                                 1-800-547-1707

                           COLUMBIA FUNDS PROSPECTUS
       -----------------------------------------------------------------

This Prospectus contains important information about the 11 mutual funds (the "Funds") managed by Columbia Funds Management Company (the "Advisor"). The different investment objectives of the Funds are summarized below. More information about the Funds and the services available to shareholders are described in detail in this Prospectus.
                               -- STOCK FUNDS --

COLUMBIA COMMON STOCK FUND, INC.

(the "Common Stock Fund") seeks growth of capital and dividend income through a diversified portfolio of common stocks issued primarily by larger, well established companies, many of which have a history of paying dividends.

COLUMBIA GROWTH FUND, INC.

(the "Growth Fund") seeks long-term capital appreciation by investing primarily in common stocks believed to offer above-average earnings growth.

COLUMBIA INTERNATIONAL STOCK FUND, INC.

(the "International Stock Fund") seeks long-term capital appreciation by investing primarily in foreign equity securities. Under normal conditions, at least 65% of its total assets will be invested in at least three countries other than the United States.

COLUMBIA SPECIAL FUND, INC.

(the "Special Fund") seeks significant capital appreciation by investing in securities, primarily common stocks, the Advisor believes are more aggressive and carry a greater degree of risk than the market as a whole (as measured by the Standard & Poor's 500 Stock Index).

COLUMBIA REAL ESTATE EQUITY FUND, INC.

(the "Real Estate Fund") seeks capital appreciation and above-average current income, with equal emphasis, by investing primarily in equity securities of companies that are principally engaged in the real estate industry.
                              -- BALANCED FUND --

COLUMBIA BALANCED FUND, INC.

(the "Balanced Fund") is designed to provide high total return (growth of capital and income) by investing in common stocks and fixed income securities.
                            -- MONEY MARKET FUND --

COLUMBIA DAILY INCOME COMPANY

(the "Money Market Fund") seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital by investing in short-term, money market securities. Income is paid, compounded, and reinvested daily. SHARES OF THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND INTENDS TO MAINTAIN A CONSTANT NET ASSET VALUE OF ONE DOLLAR PER SHARE, THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

                                -- BOND FUNDS --

COLUMBIA U.S. GOVERNMENT
SECURITIES FUND, INC.

(the "Government Bond Fund") seeks to provide shareholders with preservation of capital and a high level of income. It invests substantially all of its assets in U.S. Government obligations with a maximum maturity of three years. The Fund's shares are not guaranteed by the U.S. Government.


COLUMBIA FIXED INCOME SECURITIES FUND, INC.

(the "Bond Fund") seeks a high level of income by investing in a broad range of investment-grade, fixed income securities with intermediate- to long-term maturities.

COLUMBIA MUNICIPAL BOND FUND, INC.

(the "Municipal Bond Fund") is a tax-exempt bond fund whose goal is to provide a high level of income exempt from federal and State of Oregon income taxes.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               February 23, 1996

                                 COLUMBIA FUNDS
                             ----------------------

The Municipal Bond Fund concentrates its investments in obligations of Oregon issuers, to an extent consistent with its other investment objectives and restrictions. Therefore, the Municipal Bond Fund's portfolio may be exposed to special risks that would not affect funds that do not concentrate investments in obligations of one state. See "Columbia Municipal Bond Fund -- Special Investment Considerations."

COLUMBIA HIGH YIELD FUND, INC.

(the "High Yield Fund") seeks to provide a high level of current income by investing primarily in lower-rated fixed income securities, commonly known as "junk bonds." INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND NONPAYMENT OF INTEREST THAN ARE HIGHER-RATED INVESTMENTS. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "FUND DESCRIPTIONS -- RISK FACTORS."
                            ------------------------

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW ABOUT THE COLUMBIA FUNDS BEFORE INVESTING. PLEASE KEEP IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION ABOUT THE FUNDS DATED FEBRUARY 23, 1996 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUNDS OR BY CALLING 1-800-547-1707. THE STATEMENT OF ADDITIONAL INFORMATION IS LEGALLY A PART OF (INCORPORATED BY REFERENCE INTO) THIS PROSPECTUS.

THE FUNDS CHARGE NO SALES LOAD. SHARES OF THE FUNDS ARE SOLD AND REDEEMED AT THEIR NET ASSET VALUE. HOWEVER, TO DISCOURAGE SHORT-TERM TRADING TO THE DISADVANTAGE OF OTHER SHAREHOLDERS, ANY REDEMPTION OF SHARES OF THE HIGH YIELD FUND HELD LESS THAN ONE YEAR WILL BE AT 99% OF THEIR NET ASSET VALUE.

THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.

                               TABLE OF CONTENTS
                           -------------------------

Fund Expenses..................................................................1

Financial Highlights...........................................................2

About Mutual Funds.............................................................8

Fund Descriptions..............................................................9

  Common Stock Fund...........................................................10

  Growth Fund.................................................................10

  International Stock Fund....................................................11

  Special Fund................................................................12

  Real Estate Fund............................................................13

  Balanced Fund...............................................................15

  Money Market Fund...........................................................16

  Government Bond Fund........................................................17

  Bond Fund...................................................................18

  Municipal Bond Fund.........................................................19

  High Yield Fund.............................................................22

  Risk Factors................................................................24

Performance...................................................................28

Fund Management...............................................................30

  Investment Advisor..........................................................30

  Investment Team.............................................................31

  Personal Trading............................................................33

  Other Service Providers.....................................................33

Investor Services.............................................................34

  How to Open a New Account...................................................34

  How to Purchase Shares......................................................34

  Paying for Your Shares......................................................35

  How to Redeem (Sell) Shares.................................................35

  Payment of Redemption Proceeds..............................................37

  How to Exchange Shares......................................................37

  Processing Your Order.......................................................37

  Determining Your Share Price................................................38

  Investor Inquiries..........................................................39

  Account Privileges..........................................................39

Distributions and Taxes.......................................................41

Additional Information........................................................44

                           For further information or
                       assistance in opening an account,
                        please call 222-3606 in Portland
                          or 1-800-547-1707 Nationwide

                                 FUND EXPENSES
       -----------------------------------------------------------------

The following information is provided to assist you in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. "Annual Fund Operating Expenses" are the expenses incurred by each Fund for 1995. Expenses paid by the Funds include management fees as well as audit, transfer agent, custodian and legal fees and other business operating expenses. For more information about Fund expenses, see "Fund Descriptions -- No Sales Load or 12b-1 Fees," "Fund Management" and "Investor Services -- How to Redeem (Sell) Shares."

                      -- SHAREHOLDER TRANSACTION COSTS --
                                 FOR ALL FUNDS


Sales load imposed on purchases.......  None
Sales load imposed on reinvested
  dividends...........................  None
Redemption fees*......................  None**
Exchange fees.........................  None
 *WIRE REDEMPTIONS MAY BE SUBJECT TO A FEE OF  UP
  TO $5, IN ADDITION TO ANY CHARGES BY YOUR BANK.
**THE  REDEMPTION (INCLUDING EXCHANGES) OF SHARES
  OF THE HIGH YIELD FUND HELD LESS THAN ONE  YEAR
  WILL  BE AT 99%  OF THEIR NET  ASSET VALUE. THE
  REDEMPTION DISCOUNT  DOES NOT  APPLY TO  SHARES
  ACQUIRED   THROUGH  DIVIDEND  OR  CAPITAL  GAIN
  REINVESTMENT. FOR DETAILS, PLEASE SEE "INVESTOR
  SERVICES --  ACCOUNT PRIVILEGES  -- HIGH  YIELD
  FUND REDEMPTIONS."


--------------------------------------------------------------------------------
                         Annual Fund Operating Expenses
-----------------------------------------------------------------
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                     International               Real                   Money     Government
                               Common      Growth       Stock       Special     Estate     Balanced     Market       Bond
                             Stock Fund     Fund         Fund         Fund       Fund        Fund        Fund        Fund
                             ----------  ----------  ------------  ----------  ---------  ----------  ----------  -----------
Management fees                   .60%        .62%        1.00%         .86%        .75%       .50%        .48%        .50%
12b-1 fees                        None        None         None         None        None       None        None        None
Other expenses*                   .20%        .13%         .54%         .12%        .43%       .19%        .16%        .29%

Total operating expenses          .80%        .75%        1.54%         .98%       1.18%       .69%        .64%        .79%

                                                      High
                                        Municipal     Yield
                             Bond Fund  Bond Fund     Fund
                             ---------  ----------  ---------
Management fees                   .50%       .50%        .60%
12b-1 fees                        None       None        None
Other expenses*                   .15%       .07%        .40%
Total operating expenses          .65%       .57%       1.00%



*The Advisor has voluntarily agreed to assume ordinary recurring expenses of the High Yield Fund to the extent these expenses, together with the Fund's management fee, exceed 1% of the Fund's average net assets. Without the expense reimbursement, the "Total operating expenses" for the Fund for 1995 would have been 1.06%.


--------------------------------------------------------------------------------
                              Example Of Expenses
-----------------------------------------------------------------


Assume that you have $1,000 to invest, each Fund has a hypothetical return of 5% annually, and the above expense ratios remain the same. This table shows the total expenses that you would pay indirectly if you closed your account after each of the time periods shown:

                                                     International               Real                   Money     Government
                               Common      Growth       Stock       Special     Estate     Balanced     Market       Bond
                             Stock Fund     Fund         Fund         Fund       Fund        Fund        Fund        Fund
                             ----------  ----------  ------------  ----------  ---------  ----------  ----------  -----------
1 year                              $8          $8          $16          $10         $12         $7          $7          $8

3 years                            $26         $24          $49          $31         $37        $22         $20         $25
5 years                            $44         $42          $84          $54         $65        $38         $36         $44
10 years                           $99         $93         $183         $120        $143        $86         $80         $98

                                                      High
                                        Municipal     Yield
                             Bond Fund  Bond Fund     Fund
                             ---------  ----------  ---------
1 year                              $7         $6         $10
3 years                            $21        $18         $32
5 years                            $36        $32         $55
10 years                           $81        $71        $123


This example should not be considered a representation of past or future expenses or performance; actual expenses and performance may be greater or less than those shown.

                                       -

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
The tables below have been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their report appearing in the 1995 Annual Report to
Shareholders, which is incorporated by reference into the Statement of Additional Information. Additional information about the performance of the Funds for 1995, including a discussion by the investment advisor to the Funds, is contained in the 1995 Annual Report to Shareholders, a copy of which may be obtained by writing to the Funds or calling 1-800-547-1707.


_____________________--_COLUMBIA COMMON STOCK FUND, INC._--_____________________

                                                                                               ------    ------    ------    ------
                                                                                                 1995      1994      1993      1992

Net asset value, beginning of period                                                           $15.16    $15.29    $14.04    $13.15
Income from investment operations:
  Net investment income..................................................................         .26       .27       .22       .24
  Net realized and unrealized gains on investments.......................................        4.38       .04      2.08      1.06
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations.....................................................        4.64       .31      2.30      1.30
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment income).................................................        (.26)     (.25)     (.21)     (.24)
  Distributions (from capital gains).....................................................        (.95)     (.19)     (.84)     (.17)
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions..................................................................       (1.21)     (.44)    (1.05)     (.41)

Net asset value, end of period                                                                 $18.59    $15.16    $15.29    $14.04
Total return.............................................................................      30.84%     2.06%    16.44%     9.99%
Ratios/Supplemental data
Net assets, end of period (in thousands).................................................    $358,523  $124,263  $100,715   $51,049
Ratio of expenses to average net assets..................................................        .80%      .84%      .84%      .86%
Ratio of net investment income to average net assets.....................................       1.68%     1.82%     1.48%     1.97%
Portfolio turnover rate..................................................................      75.36%    64.21%    90.90%    67.83%

                                                                                           --------
                                                                                            1991(1)
Net asset value, beginning of period                                                        $12.00
Income from investment operations:
  Net investment income..................................................................      .09
  Net realized and unrealized gains on investments.......................................     1.17
-----------------------------------------------------------------------------------------
    Total from investment operations.....................................................     1.26
-----------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment income).................................................     (.10 )
  Distributions (from capital gains).....................................................     (.01 )
-----------------------------------------------------------------------------------------
    Total distributions..................................................................     (.11 )
Net asset value, end of period                                                              $13.15
Total return.............................................................................   10.25% (2)
Ratios/Supplemental data
Net assets, end of period (in thousands).................................................  $20,457
Ratio of expenses to average net assets..................................................     .86%
Ratio of net investment income to average net assets.....................................    2.48%
Portfolio turnover rate..................................................................   12.08%


(1) From inception of operations on September 12, 1991. Ratios and portfolio turnover rate are annualized.
(2)  Not annualized.
--------------------------------------------------------------------------------

                                       -

  ---------------------------------------------------------------------------

________________________--_COLUMBIA GROWTH FUND, INC._--________________________

                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
                                             1995      1994      1993      1992      1991      1990      1989      1988      1987
Net asset value, beginning of
 period                                $24.84    $26.38    $26.18    $26.26    $21.68    $23.40    $21.21    $20.19    $22.88
Income from investment
 operations:
  Net investment income..........         .31       .29       .16       .17       .32       .45       .48       .52       .32
  Net realized and unrealized
   gains (losses) on
   investments...................        7.86      (.46)     3.24      2.93      7.09     (1.23)     5.65      1.66      2.93
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment
     operations..................        8.17      (.17)     3.40      3.10      7.41      (.78)     6.13      2.18      3.25
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment
   income).......................        (.29)     (.26)     (.18)     (.20)     (.39)     (.48)     (.54)     (.52)     (.61)
  Distributions (from capital
   gains)........................       (2.87)    (1.11)    (2.98)    (2.98)    (2.44)     (.46)    (3.40)     (.64)    (5.33)
  Distributions (in excess of
   capital gains)................        (.01)       --      (.04)       --        --        --        --        --        --
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions..........       (3.17)    (1.37)    (3.20)    (3.18)    (2.83)     (.94)    (3.94)    (1.16)    (5.94)

Net asset value, end of period         $29.84    $24.84    $26.38    $26.18    $26.26    $21.68    $23.40    $21.21    $20.19
Total return.....................      32.98%     -.63%    13.01%    11.82%    34.26%    -3.31%    29.09%    10.81%    14.74%
Ratios/Supplemental data
Net assets, end of period (in
 thousands)......................    $848,731  $591,694  $605,401  $518,366  $431,460  $270,667  $266,925  $204,353  $193,515
Ratio of expenses to average net
 assets..........................        .75%      .81%      .82%      .86%      .90%      .96%      .96%     1.04%     1.04%
Ratio of net investment income to
 average net assets..............       1.14%     1.12%      .66%      .77%     1.50%     2.08%     2.14%     2.33%     1.46%
Portfolio turnover rate..........      94.73%    79.28%   105.64%   116.38%   163.91%   171.80%   166.06%   179.08%   197.38%

                                         ------
                                           1986
Net asset value, beginning of
 period                             $28.02
Income from investment
 operations:
  Net investment income..........      .25
  Net realized and unrealized
   gains (losses) on
   investments...................     1.49
---------------------------------
    Total from investment
     operations..................     1.74
---------------------------------
Less distributions:
  Dividends (from net investment
   income).......................     (.40 )
  Distributions (from capital
   gains)........................    (6.48 )
  Distributions (in excess of
   capital gains)................       --
---------------------------------
    Total distributions..........    (6.88 )
Net asset value, end of period      $22.88
Total return.....................    6.92%
Ratios/Supplemental data
Net assets, end of period (in
 thousands)......................  $200,925
Ratio of expenses to average net
 assets..........................    1.00%
Ratio of net investment income to
 average net assets..............     .78%
Portfolio turnover rate..........  130.55%


__________________--_COLUMBIA INTERNATIONAL STOCK FUND, INC._--_________________


                                                                                                         ------    ------    ------
                                                                                                           1995      1994      1993
Net asset value, beginning of period                                                         $12.43    $12.96     $9.95
Income from investment operations:
  Net investment income (loss).........................................................         .02      (.02)     (.02)
  Net realized and unrealized gains (losses) on investments and foreign
   currency-related transactions.......................................................         .62      (.30)     3.34
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations...................................................         .64      (.32)     3.32
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions (from capital gains)...................................................          --      (.21)     (.31)
-----------------------------------------------------------------------------------------------------------------------
    Total distributions................................................................          --      (.21)     (.31)

Net asset value, end of period                                                               $13.07    $12.43    $12.96
Total return...........................................................................       5.15%    -2.47%    33.37%
Ratios/Supplemental data
Net assets, end of period (in thousands)...............................................    $100,873  $118,484   $73,047
Ratio of expenses to average net assets................................................       1.54%     1.52%     1.71%
Ratio of net investment income (loss) to average net assets............................        .15%    (.21)%    (.62)%
Portfolio turnover rate................................................................     156.09%   138.79%   144.78%

                                                                                                     --------
                                                                                                      1992(1)
Net asset value, beginning of period                                                                                      $10.00

Income from investment operations:
  Net investment income (loss).........................................................                                     (.03 )

  Net realized and unrealized gains (losses) on investments and foreign
   currency-related transactions.......................................................                                      .11

---------------------------------------------------------------------------------------
    Total from investment operations...................................................                                      .08

---------------------------------------------------------------------------------------
Less distributions:
  Distributions (from capital gains)...................................................                                     (.13 )(2
)
---------------------------------------------------------------------------------------
    Total distributions................................................................                                     (.13 )

Net asset value, end of period                                                                                             $9.95

Total return...........................................................................                                     .60% (3)

Ratios/Supplemental data
Net assets, end of period (in thousands)...............................................                                   $9,745

Ratio of expenses to average net assets................................................                                    2.22%

Ratio of net investment income (loss) to average net assets............................                                   (1.28)%

Portfolio turnover rate................................................................                                   25.75%


(1) From inception of operations on September 10, 1992. Ratios and portfolio turnover rate are annualized.
(2) Includes amounts distributed from net realized gains on foreign currency-related transactions taxable as ordinary income.
(3)  Not annualized.
--------------------------------------------------------------------------------

                                       -

  ---------------------------------------------------------------------------

______________________--_COLUMBIA SPECIAL FUND, INC. (1)_--_____________________

                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
                                             1995      1994      1993      1992      1991      1990      1989      1988      1987
Net asset value, beginning of period       $18.69    $19.51    $18.79    $17.45    $12.12    $13.85    $11.32     $9.26     $8.99
Income from investment operations:
  Net investment income (loss).......         .03       .08       .01      (.03)     (.01)      .01       .07       .03      (.08)
  Net realized and unrealized gains
   (losses) on investments...........        5.45       .36      4.04      2.41      6.11     (1.72)     3.52      3.90       .35
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment
     operations......................        5.48       .44      4.05      2.38      6.10     (1.71)     3.59      3.93       .27
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment
   income)...........................        (.02)     (.07)       --        --        --      (.02)     (.01)       --        --
  Dividends (in excess of net
   investment income)................          --        --      (.01)       --        --        --        --        --        --
  Distributions (from capital
   gains)............................       (2.68)    (1.16)    (3.32)    (1.04)     (.77)       --     (1.05)    (1.87)       --
  Distributions (in excess of capital
   gains)............................        (.03)     (.03)       --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions..............       (2.73)    (1.26)    (3.33)    (1.04)     (.77)     (.02)    (1.06)    (1.87)       --

Net asset value, end of period             $21.44    $18.69    $19.51    $18.79    $17.45    $12.12    $13.85    $11.32     $9.26
Total return.........................      29.53%     2.29%    21.68%    13.70%    50.46%   -12.39%    31.92%    42.55%     3.04%
Ratios/Supplemental data
Net assets, end of period (in
 thousands)..........................  $1,384,415  $889,526  $772,741  $470,663  $264,358  $121,592   $95,939   $30,471   $20,567
Ratio of expenses to average net
 assets..............................        .98%     1.05%     1.12%     1.19%     1.22%     1.32%     1.35%     1.38%     1.44%
Ratio of net investment income (loss)
 to average net assets...............        .16%      .40%      .01%    (.25)%    (.16)%      .05%      .18%      .06%    (.63)%
Portfolio turnover rate..............     182.99%   178.91%   154.68%   116.75%   114.53%   147.04%   124.29%   244.36%   332.85%

                                         ------
                                           1986
Net asset value, beginning of period     $7.99
Income from investment operations:
  Net investment income (loss).......     (.04 )
  Net realized and unrealized gains
   (losses) on investments...........     1.29
-------------------------------------
    Total from investment
     operations......................     1.25
-------------------------------------
Less distributions:
  Dividends (from net investment
   income)...........................       --
  Dividends (in excess of net
   investment income)................       --
  Distributions (from capital
   gains)............................     (.25 )
  Distributions (in excess of capital
   gains)............................       --
-------------------------------------
    Total distributions..............     (.25 )
Net asset value, end of period           $8.99
Total return.........................   15.62%
Ratios/Supplemental data
Net assets, end of period (in
 thousands)..........................  $20,389
Ratio of expenses to average net
 assets..............................    1.54%
Ratio of net investment income (loss)
 to average net assets...............    (.47)%
Portfolio turnover rate..............  203.17%


(1) As of December 31, 1991, historical per share data has been restated to reflect a 3 for 1 stock split to shareholders of record on January 31, 1992.
--------------------------------------------------------------------------------

__________________--_COLUMBIA REAL ESTATE EQUITY FUND, INC._--__________________

                                                                                                                              ------
                                                                                                                                1995
Net asset value, beginning of period                                                                           $11.72
Income from investment operations:
  Net investment income..................................................................................         .78
  Net realized and unrealized gains (losses) on investments..............................................        1.12
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations.....................................................................        1.90
---------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment income).................................................................        (.49)
  Dividends (in excess of net investment income).........................................................          --
  Distributions (in excess of capital gains).............................................................        (.14)
  Tax return of capital..................................................................................        (.28)
---------------------------------------------------------------------------------------------------------------------
    Total distributions..................................................................................        (.91)

Net asset value, end of period                                                                                 $12.71
Total return.............................................................................................      16.86%
Ratios/Supplemental data
Net assets, end of period (in thousands).................................................................     $21,587
Ratio of expenses to average net assets..................................................................       1.18%
Ratio of net investment income to average net assets.....................................................       6.71%
Portfolio turnover rate..................................................................................      53.91%

                                                                                                                          --------

                                                                                                                           1994(1)

Net asset value, beginning of period                                                                                    $12.00

Income from investment operations:
  Net investment income..................................................................................                  .49

  Net realized and unrealized gains (losses) on investments..............................................                 (.27 )

---------------------------------------------------------------------------------------------------------
    Total from investment operations.....................................................................                  .22

---------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment income).................................................................                 (.31 )

  Dividends (in excess of net investment income).........................................................                 (.01 )

  Distributions (in excess of capital gains).............................................................
  Tax return of capital..................................................................................                 (.18 )

---------------------------------------------------------------------------------------------------------
    Total distributions..................................................................................                 (.50 )

Net asset value, end of period                                                                                          $11.72

Total return.............................................................................................                1.76% (2)

Ratios/Supplemental data
Net assets, end of period (in thousands).................................................................              $17,402

Ratio of expenses to average net assets..................................................................                1.14%

Ratio of net investment income to average net assets.....................................................                6.28%

Portfolio turnover rate..................................................................................                7.61%


(1) From inception of operations on March 16, 1994. Ratios and portfolio turnover rate are annualized.
(2)  Not annualized.
--------------------------------------------------------------------------------

                                       -

  ---------------------------------------------------------------------------

_______________________--_COLUMBIA BALANCED FUND, INC._--_______________________

                                                                                               ------    ------    ------    ------
                                                                                                 1995      1994      1993      1992
Net asset value, beginning of period                                                $17.28    $17.91    $16.80    $16.05
Income from investment operations:
  Net investment income.......................................................         .73       .65       .56       .58
  Net realized and unrealized gains (losses) on investments...................        3.54      (.64)     1.71       .82
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations..........................................        4.27       .01      2.27      1.40
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment income)......................................        (.73)     (.64)     (.56)     (.57)
  Dividends (in excess of net investment income)..............................          --        --      (.01)       --
  Distributions (from capital gains)..........................................        (.74)       --      (.59)     (.08)
------------------------------------------------------------------------------------------------------------------------
    Total distributions.......................................................       (1.47)     (.64)    (1.16)     (.65)

Net asset value, end of period                                                      $20.08    $17.28    $17.91    $16.80
Total return..................................................................      25.08%      .10%    13.62%     8.89%
Ratios/Supplemental data
Net assets, end of period (in thousands)......................................    $486,767  $249,670  $186,589   $90,230
Ratio of expenses to average net assets.......................................        .69%      .72%      .73%      .81%
Ratio of net investment income to average net assets..........................       4.05%     3.82%     3.32%     4.08%
Portfolio turnover rate.......................................................     108.04%    98.48%   107.60%   138.08%

                                                                                           --------
                                                                                            1991(1)
Net asset value, beginning of period                                                                                       $15.00

Income from investment operations:
  Net investment income.......................................................                                                .11

  Net realized and unrealized gains (losses) on investments...................                                               1.10

------------------------------------------------------------------------------
    Total from investment operations..........................................                                               1.21

------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment income)......................................                                               (.12 )

  Dividends (in excess of net investment income)..............................                                                 --

  Distributions (from capital gains)..........................................                                               (.04 )

------------------------------------------------------------------------------
    Total distributions.......................................................                                               (.16 )

Net asset value, end of period                                                                                             $16.05

Total return..................................................................                                              7.80% (2
)
Ratios/Supplemental data
Net assets, end of period (in thousands)......................................                                            $12,986

Ratio of expenses to average net assets.......................................                                               .62%

Ratio of net investment income to average net assets..........................                                              3.41%

Portfolio turnover rate.......................................................                                            179.80%


(1) From inception of operations on September 12, 1991. Ratios and portfolio turnover rate are annualized.
(2)  Not annualized.
--------------------------------------------------------------------------------

_______________________--_COLUMBIA DAILY INCOME COMPANY_--______________________

                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
                                             1995      1994      1993      1992      1991      1990      1989      1988      1987
Net asset value, beginning of
 period                                 $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
Income from investment
 operations:
  Net investment income..........        .053      .036      .025      .032      .055      .075      .085      .068      .059
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment
     operations..................        .053      .036      .025      .032      .055      .075      .085      .068      .059
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment
   income).......................       (.053)    (.036)    (.025)    (.032)    (.055)    (.075)    (.085)    (.068)    (.059)
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions..........       (.053)    (.036)    (.025)    (.032)    (.055)    (.075)    (.085)    (.068)    (.059)

Net asset value, end of period          $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
Total return.....................       5.49%     3.68%     2.51%     3.25%     5.66%     7.84%     8.89%     7.07%     6.11%
Ratios/Supplemental data
Net assets, end of period (in
 thousands)......................    $800,656  $730,067  $544,500  $591,186  $737,584  $819,926  $703,704  $546,634  $442,496
Ratio of expenses to average net
 assets..........................        .64%      .70%      .75%      .71%      .69%      .69%      .73%      .76%      .81%
Ratio of net investment income to
 average net assets..............       5.34%     3.68%     2.49%     3.22%     5.53%     7.51%     8.49%     6.87%     5.94%

                                         ------
                                           1986
Net asset value, beginning of
 period                              $1.00
Income from investment
 operations:
  Net investment income..........     .060
---------------------------------
    Total from investment
     operations..................     .060
---------------------------------
Less distributions:
  Dividends (from net investment
   income).......................    (.060 )
---------------------------------
    Total distributions..........    (.060 )
Net asset value, end of period       $1.00
Total return.....................    6.15%
Ratios/Supplemental data
Net assets, end of period (in
 thousands)......................  $406,879
Ratio of expenses to average net
 assets..........................     .81%
Ratio of net investment income to
 average net assets..............    5.96%


--------------------------------------------------------------------------------

                                       -

  ---------------------------------------------------------------------------

______________--_COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC._--______________

                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
                                             1995      1994      1993      1992      1991      1990      1989      1988      1987
Net asset value, beginning of
 period                                 $7.99     $8.36     $8.35     $8.47     $8.43     $8.30     $8.17     $8.30     $8.48
Income from investment
 operations:
  Net investment income..........         .45       .37       .32       .39       .53       .61       .63       .56       .52
  Net realized and unrealized
   gains (losses) on
   investments...................         .35      (.37)      .17       .09       .50       .13       .13      (.13)     (.18)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment
     operations..................         .80        --       .49       .48      1.03       .74       .76       .43       .34
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment
   income).......................        (.45)     (.37)     (.32)     (.39)     (.53)     (.61)     (.63)     (.56)     (.52)
  Distributions (from capital
   gains)........................          --        --      (.16)     (.21)     (.46)       --        --        --        --
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions..........        (.45)     (.37)     (.48)     (.60)     (.99)     (.61)     (.63)     (.56)     (.52)

Net asset value, end of period          $8.34     $7.99     $8.36     $8.35     $8.47     $8.43     $8.30     $8.17     $8.30
Total return.....................      10.21%      .03%     5.91%     5.81%    12.72%     9.29%     9.63%     5.34%     4.14%
Ratios/Supplemental data
Net assets, end of period (in
 thousands)......................     $41,842   $33,512   $35,877   $35,479   $34,867   $22,628   $13,349    $9,112    $7,016
Ratio of expenses to average net
 assets..........................        .79%      .81%      .75%      .76%      .76%      .85%      .85%      .85%      .85%
Ratio of net investment income to
 average net assets..............       5.45%     4.51%     3.74%     4.60%     6.18%     7.33%     7.66%     6.88%     6.34%
Portfolio turnover rate..........     253.17%   253.80%   254.59%   289.05%   309.13%   221.86%   158.96%   393.59%   146.65%

                                       --------
                                        1986(1)
Net asset value, beginning of
 period                              $8.50
Income from investment
 operations:
  Net investment income..........      .10
  Net realized and unrealized
   gains (losses) on
   investments...................     (.02 )
---------------------------------
    Total from investment
     operations..................      .08
---------------------------------
Less distributions:
  Dividends (from net investment
   income).......................     (.10 )
  Distributions (from capital
   gains)........................       --
---------------------------------
    Total distributions..........     (.10 )
Net asset value, end of period       $8.48
Total return.....................    0.70% (2)
Ratios/Supplemental data
Net assets, end of period (in
 thousands)......................   $3,521
Ratio of expenses to average net
 assets..........................     .96%
Ratio of net investment income to
 average net assets..............    6.35%
Portfolio turnover rate..........    0.00%


(1) From inception of operations on October 14, 1986. Ratios and portfolio turnover rate are annualized.
(2)  Not annualized.
--------------------------------------------------------------------------------

________________--_COLUMBIA FIXED INCOME SECURITIES FUND, INC._--_______________

                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
                                             1995      1994      1993      1992      1991      1990      1989      1988      1987
Net asset value, beginning of
 period                                $12.16    $13.44    $13.28    $13.59    $12.72    $12.75    $12.11    $12.23    $13.37
Income from investment
 operations:
  Net investment income..........         .88       .83       .85       .95      1.00      1.03      1.04      1.04      1.03
  Net realized and unrealized
   gains (losses) on
   investments...................        1.35     (1.28)      .52       .09      1.05      (.03)      .64      (.12)     (.87)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment
     operations..................        2.23      (.45)     1.37      1.04      2.05      1.00      1.68       .92       .16
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment
   income).......................        (.88)     (.83)     (.85)     (.95)    (1.00)    (1.03)    (1.04)    (1.04)    (1.03)
  Distributions (from capital
   gains)........................          --        --      (.36)     (.40)     (.18)       --        --        --      (.27)
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions..........        (.88)     (.83)    (1.21)    (1.35)    (1.18)    (1.03)    (1.04)    (1.04)    (1.30)

Net asset value, end of period         $13.51    $12.16    $13.44    $13.28    $13.59    $12.72    $12.75    $12.11    $12.23
Total return.....................      18.91%    -3.36%    10.47%     7.99%    16.84%     8.30%    14.35%     7.72%     1.35%
Ratios/Supplemental data
Net assets, end of period (in
 thousands)......................    $316,259  $252,090  $300,532  $262,647  $207,271  $133,875  $110,525  $102,604  $100,286
Ratio of expenses to average net
 assets..........................        .65%      .66%      .66%      .66%      .69%      .73%      .74%      .77%      .82%
Ratio of net investment income to
 average net assets..............       6.80%     6.53%     6.14%     7.03%     7.63%     8.20%     8.27%     8.44%     8.21%
Portfolio turnover rate..........     137.41%   139.81%   118.80%   195.67%   158.95%   131.81%   114.00%   133.20%   114.16%

                                         ------
                                           1986
Net asset value, beginning of
 period                             $13.05
Income from investment
 operations:
  Net investment income..........     1.21
  Net realized and unrealized
   gains (losses) on
   investments...................      .32
---------------------------------
    Total from investment
     operations..................     1.53
---------------------------------
Less distributions:
  Dividends (from net investment
   income).......................    (1.21 )
  Distributions (from capital
   gains)........................       --
---------------------------------
    Total distributions..........    (1.21 )
Net asset value, end of period      $13.37
Total return.....................   12.31%
Ratios/Supplemental data
Net assets, end of period (in
 thousands)......................  $124,323
Ratio of expenses to average net
 assets..........................     .79%
Ratio of net investment income to
 average net assets..............    9.15%
Portfolio turnover rate..........   97.04%


--------------------------------------------------------------------------------

                                       -

  ---------------------------------------------------------------------------

____________________--_COLUMBIA MUNICIPAL BOND FUND, INC._--____________________

                                           ------    ------    ------    ------    ------    ------    ------    ------    ------
                                             1995      1994      1993      1992      1991      1990      1989      1988      1987
Net asset value, beginning of
period                                 $11.48    $12.71    $12.17    $12.22    $11.65    $11.64    $11.42    $11.11    $11.75
Income from investment
 operations:
  Net investment income..........         .63       .64       .66       .69       .72       .75       .76       .77       .77
  Net realized and unrealized
   gains (losses) on
   investments...................         .96     (1.23)      .62       .07       .60       .02       .23       .34      (.64)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment
     operations..................        1.59      (.59)     1.28       .76      1.32       .77       .99      1.11       .13
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment
   income) (1)...................        (.63)     (.64)     (.66)     (.69)     (.72)     (.75)     (.76)     (.77)     (.77)
  Distributions (from capital
   gains)........................        (.07)       --      (.08)     (.12)     (.03)     (.01)     (.01)     (.03)       --
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions..........        (.70)     (.64)     (.74)     (.81)     (.75)     (.76)     (.77)     (.80)     (.77)

Net asset value, end of period         $12.37    $11.48    $12.71    $12.17    $12.22    $11.65    $11.64    $11.42    $11.11
Total return.....................      14.15%    -4.68%    10.73%     6.46%    11.73%     6.89%     8.95%    10.19%     1.23%
Ratios/Supplemental data
Net assets, end of period (in
 thousands)......................    $383,796  $339,817  $430,367  $341,924  $285,099  $207,690  $166,590  $140,842  $118,438
Ratio of expenses to average net
 assets..........................        .57%      .57%      .58%      .59%      .59%      .60%      .61%      .63%      .66%
Ratio of net investment income to
 average net assets..............       5.22%     5.36%     5.25%     5.69%     6.07%     6.50%     6.59%     6.71%     6.84%
Portfolio turnover rate..........      21.45%    19.40%     9.92%    17.82%    15.28%     6.57%    10.61%    10.04%    20.78%

                                         ------
                                           1986
Net asset value, beginning of
period                              $10.82
Income from investment
 operations:
  Net investment income..........      .84
  Net realized and unrealized
   gains (losses) on
   investments...................      .93
---------------------------------
    Total from investment
     operations..................     1.77
---------------------------------
Less distributions:
  Dividends (from net investment
   income) (1)...................     (.84 )
  Distributions (from capital
   gains)........................       --
---------------------------------
    Total distributions..........     (.84 )
Net asset value, end of period      $11.75
Total return.....................   16.77%
Ratios/Supplemental data
Net assets, end of period (in
 thousands)......................  $118,287
Ratio of expenses to average net
 assets..........................     .65%
Ratio of net investment income to
 average net assets..............    7.17%
Portfolio turnover rate..........    3.19%


(1)  100% exempt from federal taxation.
--------------------------------------------------------------------------------

______________________--_COLUMBIA HIGH YIELD FUND, INC._--______________________

                                                                                                                   ------    ------
                                                                                                                     1995      1994
Net asset value, beginning of period                                                                   $9.04     $9.94
Income from investment operations:
  Net investment income.........................................................................         .82       .80
  Net realized and unrealized gains (losses) on investments.....................................         .84      (.90)
----------------------------------------------------------------------------------------------------------------------
    Total from investment operations............................................................        1.66      (.10)
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment income)........................................................        (.82)     (.80)
----------------------------------------------------------------------------------------------------------------------
    Total distributions.........................................................................        (.82)     (.80)

Net asset value, end of period                                                                         $9.88     $9.04
Total return....................................................................................      19.12%     -.92%
Ratios/Supplemental data
Net assets, end of period (in thousands)........................................................     $23,471   $12,834
Ratio of expenses to average net assets (3).....................................................       1.00%     1.00%
Ratio of net investment income to average net assets............................................       8.62%     8.69%
Portfolio turnover rate.........................................................................      51.60%    36.67%

                                                                                                               --------
                                                                                                                1993(1)
Net asset value, beginning of period                                                                                     $10.00

Income from investment operations:
  Net investment income.........................................................................                            .18

  Net realized and unrealized gains (losses) on investments.....................................                           (.06 )

------------------------------------------------------------------------------------------------
    Total from investment operations............................................................                            .12

------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment income)........................................................                           (.18 )

------------------------------------------------------------------------------------------------
    Total distributions.........................................................................                           (.18 )

Net asset value, end of period                                                                                            $9.94

Total return....................................................................................                        1.12%(2 )

Ratios/Supplemental data
Net assets, end of period (in thousands)........................................................                         $5,940

Ratio of expenses to average net assets (3).....................................................                          1.00%

Ratio of net investment income to average net assets............................................                          7.30%

Portfolio turnover rate.........................................................................                          0.00%


(1) From inception of operations on September 15, 1993. Ratios and portfolio turnover rate are annualized.
(2)  Not annualized.
(3)  The ratio  was 1.06%  in 1995,  1.19% in  1994 and  2.03% in  1993,  before reimbursement of certain expenses by the investment advisor.
--------------------------------------------------------------------------------

                                       -

                              MUTUAL FUND FEATURES
       -----------------------------------------------------------------

ALTHOUGH THERE ARE RISKS THAT CANNOT BE ELIMINATED IN OWNING SECURITIES, A MUTUAL FUND OFFERS MANY ADVANTAGES THAT ITS SHAREHOLDERS WOULD FIND HARD TO OBTAIN AS INDIVIDUAL INVESTORS. THE CHIEF ADVANTAGES INCLUDE:

                         -- CONTINUOUS PROFESSIONAL --
                                   MANAGEMENT

By sharing the cost of hiring experienced money managers, individual investors receive professional financial management of their investments.


                             -- DIVERSIFICATION --
The investment portfolio of each Fund is "diversified" under the Investment Company Act (other than the Municipal Bond Fund, which concentrates its investments in Oregon municipal securities), which tends to reduce investment risks. However, diversification does not ensure a gain or eliminate the risk of loss.
                               -- CONVENIENCE --
Compared to owning many individual issues, the problems of recordkeeping, tax calculation, liquidity, and dividends may be greatly simplified by investing in a mutual fund.

Suppose, for example, you have $1,000 to invest but don't have the time or training necessary to monitor securities markets, select securities, maintain investment records, or keep track of tax information. One possible solution would be to find a professional money manager to make these decisions for you and provide full-time supervision of your investment. You could say, "Look, I have $1,000 I want you to supervise for me, following trends in the economy and the securities markets, making necessary investment decisions, and trying to make this money worth more to me or earn income for me. I want you to give my money the same continuous supervision and care you might give to someone who invests $100,000 or even $1,000,000. But for that management service, I cannot afford to pay you more than $5 or $10 each year."

No matter how generous that offer might be for you, it is not likely that the investment managers could accept your proposal, for their costs would be many times your fee. But they might suggest that if you could find another thousand investors like yourself, willing to combine their funds with yours and willing to pay the same amount for continuous supervision and control, then they might agree to work for you.


This is much like the agreement upon which mutual funds operate. By combining the capital of many investors into one large account, it is possible to offer all the shareholders who make up a mutual fund the kind of professional investment supervision they desire, at a cost each can afford.


Despite the advantages of mutual funds, investing in them involves certain risks. Some of these risks are described under "Fund Descriptions -- Risk Factors" and "Additional Information." As a prospective investor, you are encouraged to read the entire Prospectus before investing in the Funds.


BY COMBINING THE CAPITAL OF MANY INVESTORS INTO ONE LARGE ACCOUNT, IT IS POSSIBLE TO OFFER ALL THE SHAREHOLDERS WHO MAKE UP A MUTUAL FUND THE KIND OF PROFESSIONAL INVESTMENT SUPERVISION THEY DESIRE, AT A COST EACH CAN AFFORD.

                                       -

                               FUND DESCRIPTIONS
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The Columbia Family  of Funds consists  of 11 no-load  mutual funds designed  to meet a wide range of financial and investment objectives. Each Fund is an open-end management investment company (that is, a "mutual fund") and, except for the Municipal Bond Fund, is diversified. Although the Municipal Bond Fund holds a large number of individual securities, it is not considered "diversified" as defined under the Investment Company Act because of its concentration in Oregon municipal securities. Each Fund is managed by Columbia Funds Management Company (the "Advisor").

                       -- NO SALES LOAD OR 12B-1 FEES --

 Many mutual funds charge fees to compensate sales representatives for promoting and selling their funds. There are funds, however, that charge no sales fees when you buy shares. With these funds, all of your money, instead of just a portion, is invested. In addition, some "no-load" mutual funds charge an annual 12b-1 fee against fund assets to help pay for the sale of fund shares. Columbia Funds are sold without sales loads or 12b-1 fees; all the money you pay to buy shares is invested in the Columbia Fund you select.
                      -- COLUMBIA'S INVESTMENT APPROACH --
Columbia Funds are managed by the Advisor using an investment team approach (please see "Fund Management"). The investment team generally selects portfolio securities using what is sometimes referred to as a "top down, sector rotating" emphasis. This approach begins with an overall evaluation of the domestic and international investment environment before focusing on individual security selection.

The overall investment environment is first analyzed in terms of economic policy, trends in monetary and fiscal policy, investor sentiment, the supply and demand for credit, and market momentum.


"SECTOR ROTATING" REFERS TO THE DYNAMIC PROCESS OF OVER- OR UNDERWEIGHTING INDUSTRY GROUPS OR ASSET CLASSES BASED ON THEIR RELATIVE ATTRACTIVENESS.

For stock securities, specific issues are selected based on:


- financial condition


- quality of management

- dynamics of the relevant industry

- earnings growth and profit margins

- sales trends

- potential for new product development

- dividend payment history and potential

- financial ratios -- including price/earnings and price/book ratios

- investment for the future in research and facilities


For fixed income securities, a "top down" analysis is used to determine sector emphasis between different types of instruments used by a Fund (for example, corporate bonds, Treasuries, or mortgage pass-through securities) and between desired levels of average quality, maturity, and duration. These determinations are made in light of each Fund's individual investment objective.

The team adapts its investment strategies to changing market conditions. Although the Funds will generally emphasize investments for long-term capital appreciation, a Fund may invest for short-term capital appreciation when management believes such action is consistent with sound investment practices and the Fund's overall objective. These determinations will be made without a vote of the shareholders of the Fund. There is no assurance that the Funds will achieve their investment objectives.

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                             -- COLUMBIA COMMON --

      _____________________________STOCK FUND_____________________________

The Common Stock Fund was incorporated on June 13, 1991 under Oregon law and began offering shares to the public on October 1, 1991.

                           -- INVESTMENT OBJECTIVE --
The investment objective of the Common Stock Fund is to provide growth of capital and dividend income for shareholders through a professionally managed, diversified portfolio consisting primarily (at least 65%, and up to 100%, of its assets under normal investing conditions) of common stocks. This objective may not be changed without a vote of a majority of the outstanding voting securities of the Common Stock Fund.


The Common Stock Fund invests primarily in larger companies that are well established. Many of the common stocks that will make up the Fund's portfolio are expected to have a history of paying level or rising dividends. The Fund may invest up to one-third of its portfolio in common stocks issued by companies located in developed foreign countries, principally those companies located in North America, Western Europe, or Asia.

                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

For information about the risks of investing in the Fund, including the risks of investing in foreign securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Common Stock Fund is included in the Statement of Additional Information. The Common Stock Fund's investment restrictions include a prohibition on investing more than 5% of its total assets at cost in either illiquid securities or the securities of companies that have a record of less than three years of continuous operation.

                           --_COLUMBIA GROWTH FUND_--

The Growth Fund was incorporated on November 25, 1966 under Oregon law and began offering shares to the public on June 16, 1967.


                           -- INVESTMENT OBJECTIVE --
The Growth Fund seeks to increase shareholders' capital by selecting investments, primarily common stocks, that the Advisor expects to increase in market value. This objective may not be changed without a vote of a majority of the outstanding voting securities of the Growth Fund.

The Growth Fund seeks to achieve its objective by investing in companies that are believed to have above-average earnings growth over the long term. The Advisor believes that such companies typically have strong competitive positions within their industry groups. In addition, the Growth Fund may invest in common stocks issued by companies located in developed foreign countries, principally those located in North America, Western Europe, or Asia, provided that less than 10% of the value of its assets are so invested.

                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

For information about the risks of investing in the Fund, including the risks of investing in foreign securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Growth Fund is included in the Statement of Additional Information. The Growth Fund's investment restrictions include a

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prohibition on investing more than 5% of its total assets at cost in either illiquid securities or the securities of companies that have a record of less than three years of continuous operation.


                         -- COLUMBIA INTERNATIONAL --

   ________________________________STOCK FUND________________________________

The International Stock Fund was incorporated on June 29, 1992 under Oregon law and began offering shares to the public on October 1, 1992.


                           -- INVESTMENT OBJECTIVE --
The International Stock Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies based outside the United States. This objective may not be changed without a vote of a majority of the outstanding voting securities of the Fund. Under normal market conditions, the International Stock Fund will invest at least 65% of its total assets in equity securities (i.e., common stock and preferred stock), including securities convertible into equity securities, of issuers from at least three countries other than the United States.

At least 75% of the Fund's assets invested in equity securities will, under normal conditions, be invested in securities of well-capitalized, seasoned companies. The International Stock Fund considers a company well capitalized if it has an aggregate market valuation of over $500 million. The International Stock Fund may invest in smaller, less seasoned companies when the Advisor believes they offer attractive opportunities consistent with the Fund's overall investment objective. An investment in a less seasoned company may involve greater risks than an investment in a larger, more established company. See "Risk Factors -- Investments in Small and Unseasoned Companies." In addition to investing in equity securities, the Fund may also enter into foreign currency exchange contracts and purchase other securities to protect against fluctuations in exchange rates. These securities are described below and under "Additional Information."

The International Stock Fund may invest in companies located anywhere in the world but intends to invest principally in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Spain, Sweden, Switzerland, the United Kingdom, Australia, Hong Kong, Japan, New Zealand, Singapore, Canada, and Mexico. Although the Fund intends to be invested substantially in equity securities of companies located outside the United States, it is permitted to invest up to 35% of its total assets in companies located in the United States. The Fund may invest more heavily in U.S. companies (up to 35% of its total assets) when the Advisor believes foreign market or economic conditions or trends in currency exchange rates favor domestic securities.

                           -- CURRENCY MANAGEMENT --
The value of the International Stock Fund will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to adverse changes in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contract. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the market price. The Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act or the Securities and Exchange Commission, the Fund may "cover" its commitment under forward contracts by segregating cash or liquid high-grade securities with the Fund's

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custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25% of the International Stock Fund's assets may be committed to the consummation of currency exchange contracts.


The International Stock Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund will use this hedging technique in an attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of the International Stock Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. The forecasting of short-term currency market movements is very difficult, and there can be no assurance that short-term hedging strategies used by the International Stock Fund will be successful.


                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

For more information about the risks of investing in the Fund, including the risks of investing in foreign securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the International Stock Fund is included in the Statement of Additional Information. The International Stock Fund's investment restrictions include a prohibition on investing more than 5% of its total assets in the securities of companies that have a record of less than 3 years of continuous operations or more than 10% of its total assets in illiquid securities.


                          --_COLUMBIA SPECIAL FUND_--

The Special Fund was incorporated on July 18, 1985 under Oregon law and began offering shares to the public on November 20, 1985.


                           -- INVESTMENT OBJECTIVE --
The investment objective of the Special Fund is to achieve significant capital appreciation for shareholders by investing in securities the Advisor believes are more aggressive than the market as a whole (as measured by the S&P 500 Stock Index) and therefore carry more risk than the market as a whole. This objective may be changed by the Board of Directors without shareholder approval upon 30 days written notice. In the unlikely event the Fund changes its investment objective, shareholders should consider whether the Fund remains an appropriate investment.

The Special Fund intends to invest primarily in smaller companies (for example, companies with capitalizations that are less than the average for the companies included in the S&P 500 Stock Index). However, the Special Fund may invest in larger companies when the Advisor believes they offer comparable capital appreciation opportunities or to stabilize the Fund's portfolio. Management reserves the right to determine the percentage of the Special Fund's assets that will be invested in smaller companies.

The Special Fund may also invest in special situations such as new issues; companies that may benefit from technological or product developments or new management; and companies involved in tender offers, leveraged buy-outs, or mergers. Up to one-third of the Fund's assets may be invested in foreign securities.

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                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

The Special Fund may also invest in securities convertible into or exercisable for common stock (including preferred stock, warrants, and debentures), restricted securities, repurchase agreements, and certain options and financial futures contracts. Investments in unseasoned companies and special situations may involve greater risks than more traditional equity investments because the securities may be more likely to experience unexpected fluctuations in price. For this reason, the Special Fund should only be used as part of a balanced investment portfolio. The Special Fund is designed for that portion of an investor's funds that can be appropriately invested in securities with greater risk but also greater potential for appreciation.

Because the Special Fund focuses on the performance of the portfolio as a whole, individual security positions may be sold without regard to the length of time they have been held. This may result in a relatively high rate of portfolio turnover. High portfolio turnover increases the Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held one year or less, shareholders will be subject to taxes at ordinary income rates. For non-corporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. See "Distributions and Taxes."

For information about the risks of investing in the Fund, including the risks of investing in smaller companies and foreign securities, please see "Risk
Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Special Fund is included in the Statement of Additional Information.


                           -- COLUMBIA REAL ESTATE --

    _______________________________EQUITY FUND______________________________

The Real Estate Fund was incorporated on December 29, 1993 under Oregon law and began offering shares to the public on April 1, 1994.


                           -- INVESTMENT OBJECTIVE --
The Real Estate Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry. With respect to current income, the Fund seeks to provide a yield that exceeds the composite yield of securities comprising the S&P 500. The Fund's investment objective may not be changed without a vote of a majority of the outstanding shares of the Fund.


Under normal conditions, the Real Estate Fund will invest at least 65% of its total assets in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management, or sale of residential, commercial, or industrial real estate. These companies may include, among others: equity real estate investment trusts ("REITs"), which own primarily commercial income properties; mortgage REITs, which make construction, development, and long-term mortgage loans; and real estate brokers or developers. The Fund will not invest directly in real estate. Equity securities include common stock, preferred stock, and securities convertible into common stock. The Fund may invest up to 20% of its total assets in foreign real estate industry companies.


The Real Estate Fund may also invest up to 35% of its total net assets in equity securities of companies outside the real estate industry and in non-convertible debt securities. The Fund's Advisor anticipates that investments outside the real estate industry will be primarily

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in securities of companies whose products and services are related to the real estate industry. They may include manufacturers and distributors of building supplies, financial institutions that make or service mortgages, or companies with substantial real estate assets relative to their stock market valuations, such as certain retailers and railroads.

The types of non-convertible debt securities in which the Real Estate Fund may invest include corporate debt securities (bonds, debentures, and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations. The Fund will only invest in "investment grade" debt securities, which are securities that, at the time of investment, are rated Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Corporation ("Standard & Poor's") or, if unrated, are believed by the Advisor to be equivalent to securities with those ratings. Although debt securities rated Baa by Moody's or BBB by Standard & Poor's are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the prices of securities rated Baa by Moody's or BBB by Standard & Poor's may be more sensitive to adverse economic changes than securities with a higher investment rating. The Fund will evaluate the appropriateness, in light of the then existing circumstances, of retaining any security whose credit rating drops below the rating it held when purchased by the Fund.

The Real Estate Fund may invest without limit in shares of REITs, which pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests.


A REIT IS NOT TAXED ON INCOME DISTRIBUTED TO SHAREHOLDERS IF IT COMPLIES WITH SEVERAL REQUIREMENTS RELATING TO ITS ORGANIZATION, OWNERSHIP, ASSETS, AND INCOME, AND A REQUIREMENT THAT IT DISTRIBUTE TO ITS SHAREHOLDERS AT LEAST 95% OF ITS TAXABLE INCOME (OTHER THAN NET CAPITAL GAINS) FOR EACH TAXABLE YEAR.


REITs are generally classified as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, which invests the majority of its assets directly in real properties -- such as shopping centers, malls, multi-family housing, and commercial properties -- derives its income primarily from rents and lease payments. An equity REIT can also realize capital gains by selling properties that have appreciated in value. A mortgage REIT, which invests the majority of its assets in real estate mortgages, derives its income primarily from interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs.
                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

Although the Real Estate Fund does not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to stock market risk) because of its policy of concentration in the securities of companies in the real estate industry. For more information about the risks of investing in the Fund, including the risks of investing in real estate securities and foreign securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Real Estate Fund is included in the Statement of Additional Information.

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                          --_COLUMBIA BALANCED FUND_--

The Balanced Fund was incorporated on June 13, 1991 under Oregon law and began offering shares to the public on October 1, 1991.

                           -- INVESTMENT OBJECTIVE --
The investment objective of the Balanced Fund is to provide shareholders with a high total return (growth of capital and income) by investing in common stocks and fixed income securities. This objective may not be changed without a vote of a majority of the outstanding voting securities of the Fund.


The Advisor intends to use "top down" analysis to determine appropriate weightings between common stocks and fixed income securities, based on expected relative returns for those two classes of assets. The Advisor does not intend to try to time the markets, and changes between the asset classes normally will be made gradually. Under normal investing conditions, the assets of the Balanced Fund will be allocated within the following parameters: 35-65% in common stocks and 35-65% in fixed income securities. At least 25% of the Balanced Fund's assets will be invested at all times in nonconvertible fixed income securities. Individual security selection for each portion of the Balanced Fund is discussed separately below.

                              -- COMMON STOCKS --
The Balanced Fund selects equity securities based on the same factors used to select securities for the Common Stock Fund. See "Columbia Common Stock Fund -- Investment Objective." The Balanced Fund may invest up to one-third of its common stock portfolio in common stocks issued by companies located in developed foreign countries, principally those located in North America, Western Europe, or Asia. Further information regarding securities in which the Balanced Fund may invest is provided in the Statement of Additional Information.

                         -- FIXED INCOME SECURITIES --
The Balanced Fund seeks to provide shareholders with significant income through an investment of a portion of its total assets in fixed income securities, consisting of the same type of securities that may form the portfolio for the Bond Fund. For information on the types of fixed income securities that will be held by the Balanced Fund and the effect of changes in interest rates on the values of such securities, see "Columbia Fixed Income Securities Fund -- Investment Objective."


The Balanced Fund intends to use cash or cash equivalents to maintain liquidity and to partially protect against declines in value of common stocks and longer-term fixed income securities. All of the Balanced Fund's cash equivalent assets will be invested in short-term obligations maturing within one year. Cash equivalent investments by the Balanced Fund normally will not exceed 10% of the Fund's assets and may include: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements relating to these securities; bank deposits and other financial institution obligations; commercial paper rated A-1 by Standard & Poor's, Prime 1 by Moody's, or, if not rated, issued by companies that, at the date of investment, have an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; and other corporate obligations, including bonds and notes that, at the date of investment, are rated AA or better by Standard & Poor's or Aa or better by Moody's.

                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

For more information about the risks of investing in the Fund, including the risks of investing in foreign securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions

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and certain investment practices of the Balanced Fund is included in the Statement of Additional Information. The Balanced Fund's investment restrictions include a prohibition on investing more than 5% of its total assets at cost in illiquid securities or the equity securities of companies that have a record of less than three years of continuous operations.

                              -- COLUMBIA DAILY --

                               __INCOME COMPANY__

The Money Market Fund was incorporated on July 22, 1974 under Oregon law and began offering shares to the public on October 1, 1974.
                           -- INVESTMENT OBJECTIVE --
The investment objective of the Money Market Fund is to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital. This investment objective may not be changed without a vote of a majority of the outstanding voting securities of the Money Market Fund.

Investments by the Money Market Fund are restricted to the following:

1. Securities issued or guaranteed as to principal and interest by the U.S. Government or issued or guaranteed by agencies or instrumentalities thereof and repurchase agreements relating to these securities.

2. Commercial paper which, if rated by Standard & Poor's or Moody's, is rated A-1 by Standard & Poor's and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Money Market Fund.

3. Other corporate debt securities with remaining maturities of less than 12 months, including bonds and notes, of an issuer that has received ratings from Standard & Poor's and Moody's for its other short-term debt obligations as described in paragraph 2 above, where such corporate debt securities are comparable in priority and security to the rated short-term debt obligations or, if no ratings are available, where such corporate debt securities are determined to be of comparable quality under procedures approved by the Money Market Fund.

4. Obligations of U.S. banks that are members of the Federal Reserve System and have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million and are determined by the Money Market Fund to be of comparable quality to the obligations described in paragraphs 2 or 3 above. Currently, these obligations are certificates of deposit, bankers' acceptances, and letters of credit.


All of the Money Market Fund's assets will be invested in short-term debt obligations maturing within one year. The average dollar-weighted maturity of the portfolio may not exceed 90 days. The Money Market Fund will buy and sell securities in an effort to improve current income return from its assets, trading holdings when there appear to be advantages from moving between particular instruments within the high-grade money market. The Money Market Fund may realize capital gains or losses from such trading.

Further information regarding securities in which the Money Market Fund may invest and the rating systems used by the Money Market Fund in selecting investments is provided in the Statement of Additional Information.

                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

A description of the investment restrictions and certain investment practices of the Money Market Fund is included in the Statement of Additional Information. The Money Market Fund's portfolio will be affected by general changes in interest rates, since these changes increase or decrease the value of the assets held. The value of these assets generally will vary inversely to

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changes in prevailing interest rates. If interest rates increase after an asset is purchased, the asset, if sold, may be sold at a price below its cost. The Money Market Fund's normal policy is to hold investments until maturity. The Money Market Fund anticipates that, except for efforts to improve current income, only heavy redemptions would cause it to sell securities below their purchase price.

                         -- COLUMBIA U.S. GOVERNMENT --
 ________________________________SECURITIES FUND_______________________________

The Government Bond Fund was incorporated on October 16, 1986 under Maryland law and began offering shares to the public on November 6, 1986. The Government Bond Fund was reincorporated under Oregon law on April 29, 1988.
                           -- INVESTMENT OBJECTIVE --
The Government Bond Fund seeks to provide shareholders with preservation of capital and a high level of income. This investment objective may not be changed without a vote of the majority of the outstanding voting securities of the Government Bond Fund.

To achieve its investment objective, the Government Bond Fund invests substantially all its assets in direct obligations of the U.S. Government. The Government Bond Fund may invest up to 10% of its net assets in repurchase agreements for direct obligations of the U.S. Government. See "Additional Information."

Direct obligations of the U.S. Government fall into three categories -- bills, notes, and bonds -- distinguished primarily by their maturity at the time of issuance. Treasury bills have maturities of one year or less at the time of issuance. Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years. Because the Government Bond Fund will restrict investments to obligations with a maturity of three years or less, the Government Bond Fund will not acquire Treasury bonds upon issuance, but may acquire previously issued Treasury bonds that will mature within three years of the purchase date.

The Government Bond Fund may commit up to 25 percent of its total assets to when-issued and delayed-delivery purchases. Although the Government Bond Fund would have ownership rights to these obligations, it will not be required to pay for them until they are delivered to the Government Bond Fund, normally 15 to 45 days later. Descriptions of when-issued and delayed-delivery purchases are provided under "Additional Information."


No security in the portfolio will have a maturity in excess of three years. Securities will be selected on the basis of the Advisor's assessment of interest rate trends. Generally, securities purchased will be of a shorter maturity when interest rates are expected to rise and of longer maturity when interest rates are expected to decline. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in greater realized capital gains and losses than if the Government Bond Fund generally held all securities to maturity.

                       -- INVESTMENT RESTRICTIONS AND --
                                  RISK FACTORS

A description of the investment restrictions and certain investment practices of the Government Bond Fund is included in the Statement of Additional Information. The principal risk of an investment in the Government Bond Fund is interest rate risk, which is discussed under "Risk Factors."

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                          -- COLUMBIA FIXED INCOME --

   ______________________________SECURITIES FUND_____________________________

The Bond Fund was incorporated on October 12, 1982 under Delaware law and began offering shares to the public on February 25, 1983. The Bond Fund was reincorporated under Oregon law on April 29, 1988.


                           -- INVESTMENT OBJECTIVE --
The Bond Fund seeks to provide shareholders with a high level of income, consistent with conservation of capital. To achieve this objective, the Bond Fund invests in a broad range of fixed income securities, consisting of corporate debt securities (bonds, debentures, and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached. Information regarding certain of these securities is provided in the Statement of Additional Information. This investment objective may not be changed without a vote of a majority of the outstanding voting securities of the Bond Fund.


TO ACHIEVE ITS INVESTMENT OBJECTIVE, THE BOND FUND EXPECTS TO INVEST A MAJOR PORTION (NORMALLY AT LEAST 95%) OF ITS ASSETS IN INVESTMENT-GRADE DEBT SECURITIES.


"Investment-grade" debt securities are considered to be those which, at the time of investment are: (a) rated Baa or higher by Moody's; (b) rated BBB or higher by Standard & Poor's; or (c) unrated, but believed by the Advisor to be equivalent to securities with those ratings. Up to 5% of the Bond Fund's assets may be invested in lower-grade securities (rated Ba or B by Moody's or BB or B by Standard & Poor's) when the Advisor believes these securities present attractive investment opportunities despite their speculative characteristics.

Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the prices of bonds rated Baa or BBB may be more sensitive to adverse economic changes or individual corporate developments than bonds with higher investment ratings. The Fund will evaluate the appropriateness, in light of the then existing circumstances, of retaining any security whose credit rating drops below Baa or BBB after its purchase by the Bond Fund. Additional ratings information is provided under "Additional Information -- Bond Ratings."

A portion of the Bond Fund's portfolio will ordinarily be invested in obligations issued by the U.S. Government and its agencies and instrumentalities (such as the Federal Home Loan Mortgage Corp., the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Housing Administration) and in short-term corporate obligations when the Advisor believes the issuer is financially sound. The Bond Fund may also invest in repurchase agreements, which are described under "Additional Information."


The Bond Fund will usually invest some portion of its assets in collateralized mortgage obligations ("CMOs") issued by a U.S. agency or instrumentality, or in privately issued CMOs that carry an investment-grade rating. The holder of a CMO is entitled to interest and/ or principal payments that are fully collateralized by a portfolio or pool of mortgages or mortgage-backed securities. CMOs are generally issued in different classes, with different priorities as to the receipt of interest and/ or principal payments on the underlying mortgages. In addition to the interest rate risk carried by all fixed income securities, mortgage-related securities and CMOs are also subject to risks relating to cash flow uncertainty; that is, the risk that assumed prepayment

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rates on the underlying mortgages will increase or decrease. Changes in assumed prepayment rates have the effect of shortening or lengthening the effective maturity of the CMO held by the Fund, which may have an adverse effect on the value of the CMO. The Bond Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.


There are no limitations on the average maturity of the Bond Fund's portfolio. Securities will be selected on the basis of the Advisor's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in a greater level of realized capital gains and losses than if the Bond Fund generally held all securities to maturity. Portfolio decisions will be made solely on the basis of investment, rather than tax, considerations. Generally, the securities purchased will be of an intermediate maturity (less than 10 years) when interest rates are expected to rise and of a relatively long maturity (over 10 years) when interest rates are expected to decline.

                         -- INVESTMENT RESTRICTIONS --
                                AND RISK FACTORS

For information on the risks of investing in the Fund, please see "Risk Factors -- Credit and Interest Rate Risk." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-
issued securities, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Bond Fund is included in the Statement of Additional Information.

                            -- COLUMBIA MUNICIPAL --

     _______________________________BOND FUND______________________________

The Municipal Bond Fund was incorporated on October 31, 1983 under Delaware law and began offering shares to the public on July 2, 1984. The Municipal Bond Fund was reincorporated under Oregon law on April 29, 1988.

                           -- INVESTMENT OBJECTIVE --

The Municipal Bond Fund seeks to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with preservation of capital. Consistent with this primary objective, the Municipal Bond Fund seeks to provide shareholders with income exempt from State of Oregon income taxes, and it may concentrate up to 100% of its investments in obligations of Oregon issuers. These investment objectives may not be changed without a vote of a majority of the outstanding voting securities of the Municipal Bond Fund.

The Municipal Bond Fund normally expects to invest substantially all of its assets in municipal securities, of which at least 60% are expected to pay interest that is exempt from Oregon income taxes. Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities, and instrumentalities, the interest from which, in the opinion of bond counsel, is not includible in gross income for federal income tax purposes. The Municipal Bond Fund may invest temporarily in other securities for defensive purposes.

All of the Municipal Bond Fund's bond portfolio will be invested in municipal securities which, at the time of investment, are either:


- general obligation bonds of Oregon or its political subdivisions;

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- rated Baa or higher by Moody's or rated BBB or higher by Standard & Poor's; or

- not   rated,    but   believed    by   its    Advisor   to    be    equivalent
  to securities with those ratings.

Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the prices of bonds rated Baa or BBB may be more sensitive to adverse economic changes than bonds with a higher investment rating. The Fund will evaluate the appropriateness, in light of the then existing circumstances, of retaining any security whose credit rating drops below Baa or BBB after its purchase by the Fund. Additional ratings information is provided under "Additional Information."

ALTHOUGH THE MUNICIPAL BOND FUND'S PORTFOLIO WILL  BE  ACTIVELY MANAGED,
THE  FUND WILL GENERALLY  PURCHASE PORTFOLIO SECURITIES FOR LONG-TERM HOLDINGS.


From time to time, the Municipal Bond Fund may invest temporarily in securities that produce income subject to federal income tax. These investments may consist of obligations of the U.S. Government or its agencies or instrumentalities; obligations of U.S. banks (including certificates of deposit, bankers' acceptances, and letters of credit) that are members of the Federal Reserve System and which have capital surplus and undivided profits as of the date of their most recent published financial statement in excess of $100 million; commercial paper rated Prime 1 by Moody's, A-1 or better by Standard & Poor's, or, if not rated, issued by a company that, at the date of investment by the Municipal Bond Fund, has an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; and repurchase agreements for any of these types of investments. Interest earned from these investments will be taxable to investors. Except for temporary defensive purposes, the Municipal Bond Fund will not invest more than 20% of its net assets in securities that produce income subject to federal income tax.

The Municipal Bond Fund will generally have an average portfolio maturity of 10 years or longer, although average maturity may be expected to vary when the Advisor anticipates general movements in interest rates. Securities may be purchased or sold at a discount or premium depending upon market conditions at the time of the transaction.


Although the Municipal Bond Fund intends to concentrate its investments in municipal securities that are exempt from State of Oregon income taxes, a portion of the interest earned on municipal securities held by the Municipal Bond Fund may be subject to State of Oregon income taxes. The Municipal Bond Fund expects to invest up to 25% of its assets in general obligation bonds of the State of Oregon, including bonds issued by divisions of the State of Oregon and backed by the full faith and credit of the State of Oregon, or any higher percentage permitted from time to time by the Internal Revenue Code.

The Municipal Bond Fund expects to invest all or a portion of the balance of its assets in municipal securities of other Oregon issuers, for which there may not be an active trading market, and in obligations of Puerto Rico, Guam, and the possessions of the United States, the interest on which is exempt from State of Oregon income taxes. However, the Municipal Bond Fund may, for liquidity reasons, also invest in actively-traded municipal securities of issuers in other states, the interest on which will be subject to State of Oregon income taxes.


                    -- SPECIAL INVESTMENT CONSIDERATIONS --
Subject to its investment restrictions, the Municipal Bond Fund may engage in a variety of securities transactions, some of which may present special risks as described below. Further information regarding these matters is provided under "Additional Information" and in the Statement of Additional Information.

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Concentration in Oregon Bonds. The Municipal Bond Fund's objective is to concentrate its investments, to the extent possible, in obligations of Oregon issuers and other obligations the interest on which is exempt from State of Oregon income taxes. This concentration may cause the Municipal Bond Fund's portfolio to be exposed to special risks that do not apply to funds that do not concentrate in obligations of one state. Only investors subject to Oregon personal income taxes will receive the state tax benefits resulting from the concentration in obligations of Oregon issuers.


Because most issues of municipal bonds in Oregon, other than certain bonds issued by the State, are relatively small, the Advisor believes there is not an active trading market for municipal bonds of Oregon issuers other than general obligation bonds issued by the State of Oregon. Therefore, relatively small changes in the supply of, or demand for, bonds of these other Oregon issuers can have a large impact on the market price of the bonds. If the Municipal Bond Fund were required to sell bonds held in its portfolio because of redemptions in large amounts or for other reasons, the sale could significantly reduce the market value of these securities, which could result in a reduction in the net asset value of the Fund's shares.


To maintain sufficient liquidity in the Municipal Bond Fund's portfolio for normal redemptions, management intends to invest a significant portion of the Municipal Bond Fund's assets in general obligations of the State of Oregon and in municipal bonds of other issuers for which there is an active trading market. However, this strategy will not completely insulate the Municipal Bond Fund's investments from this risk.


Certain municipal securities purchased by the Municipal Bond Fund from Oregon issuers may rely in whole or in part on ad valorem real property taxes as a source of revenue for the payment of principal and interest. There are state constitutional and statutory limitations on the issuance of bonds payable from tax revenues. In November 1990, Oregon voters passed a statewide initiative (Measure 5) that limits ad valorem property taxes, subject to certain exceptions. These exceptions include ad valorem property taxes levied to pay general obligation indebtedness that is specifically approved by the voters, general obligation indebtedness outstanding at the time of the adoption of Measure 5, and general obligation indebtedness specifically authorized by other provisions of the Oregon Constitution. In addition to limiting the ability to issue general obligation bonds that do not require voter approval, Measure 5 requires the State of Oregon to replace tax revenues lost by school districts as a result of the Measure 5 property tax limit. This limitation on ad valorem property taxes and the revenue replacement requirement have had a significant effect on the operating funds available to state and local governments. Limiting the ability of governments to issue new general obligation debt because of limits on property tax revenues could reduce the number of municipal bonds of Oregon issuers available for purchase by the Municipal Bond Fund and could adversely affect the market value of bonds issued by Oregon issuers generally.

Because of the Municipal Bond Fund's concentration in obligations of Oregon issuers, unfavorable economic conditions in Oregon could adversely affect the market value of municipal bonds held by the Municipal Bond Fund or the ability of these issuers to make required payments. Proposed restrictions on the level of timber harvests on federal and private lands are likely to be adopted and, if adopted, could have a generally negative economic effect, particularly in certain rural counties that receive significant direct revenues based on timber harvests. In addition, proposed restrictions on the use and control of river and stream waters to protect diminishing salmon runs could adversely affect electricity rates, agricultural development, commercial and recreational fishing industries, and the costs of river navigation.

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                         -- INVESTMENT RESTRICTIONS --
                                AND RISK FACTORS

For additional information on the risks of investing in the Fund, please see "Risk Factors -- Credit and Interest Rate Risk." New issues of municipal bonds are usually offered on a when-issued basis, with delivery and payment normally taking place within 45 days after the date of the commitment to purchase. The Municipal Bond Fund may invest in repurchase agreements. Descriptions of repurchase agreements and when-issued and delayed-delivery purchases are provided under "Additional Information." A description of other investment restrictions and certain investment practices of the Municipal Bond Fund is included in the Statement of Additional Information.

                         --_COLUMBIA HIGH YIELD FUND_--

The Columbia High Yield Fund was incorporated on June 30, 1993 under Oregon law and began offering shares to the public on October 1, 1993.
                           -- INVESTMENT OBJECTIVE --
The High Yield Fund's primary investment objective is to provide shareholders with a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary objective when consistent with the objective of high current income. The High Yield Fund may invest in the same types of fixed income securities as the Bond Fund. See "Columbia Fixed Income Securities Fund -- Investment Objective." The High Yield Fund's objective may not be changed without a vote of a majority of the outstanding voting securities of the Fund.


To achieve its investment objective, the High Yield Fund generally will invest at least 65% of its total assets in high yielding fixed income securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. Because the Fund intends to invest primarily in "upper tier" noninvestment grade securities (that is, BB- or B-rated), no more than 10% of the Fund's total assets will be invested in fixed income securities rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. The Fund may also invest in unrated fixed income securities when the Advisor believes the security is of comparable quality to that of securities eligible for purchase by the Fund. If the credit rating of a security drops below the rating it held when purchased by the Fund, the Fund will evaluate the appropriateness of retaining that security.

THE FUND INTENDS TO INVEST PRIMARILY IN "UPPER TIER" NONINVESTMENT-GRADE SECURITIES (THAT IS, BB-OR B-RATED).

Securities rated Ba or less by Moody's or BB or less by Standard & Poor's, commonly referred to as "junk bonds," are considered noninvestment grade securities, subject to a high degree of risk, and considered speculative by the major credit rating agencies with respect to the issuer's ability to meet principal and interest payments. The High Yield Fund is designed for investors who are willing to assume substantial risks of significant fluctuations in principal value in order to achieve a high level of current income. The Fund should represent only a portion of a balanced investment program. See "Risk Factors" for a description of the risks of investing in lower-rated securities and "Additional Information" for a description of corporate bond ratings.

The table below shows the ratings assigned to the fixed income securities held by the High Yield Fund during 1995. The figures, expressed as a percentage of total net assets, are dollar-weighted averages of month-end holdings for 1995. The Fund did not hold any securities unrated by either Moody's or Standard & Poor's or securities rated above Baa/BBB or below B/B during 1995.

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                      -- BOND RATINGS, HIGH YIELD FUND --

        Moody's             Standard & Poor's
-----------------------  -----------------------
  Rating      Average      Rating      Average
----------  -----------  ----------  -----------
      Baa          0.4%        BBB          4.1%
       Ba         56.3%         BB         55.0%
        B         35.9%          B         32.9%

There are no limitations on the average maturity of the High Yield Fund's portfolio. Securities will be selected on the basis of the Advisor's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates generally will be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in greater realized capital gains and losses than if the Fund generally held all securities to maturity. Portfolio decisions will be made solely on the basis of investment, rather than tax, considerations.


The High Yield Fund may invest in corporate debt securities or preferred stocks that are convertible into or exchangeable for common stock. The Fund may acquire common stock in the following circumstances:

- in    connection    with   the    purchase   of    a   unit    of   securities
  that includes both fixed income securities and common stock;

- when fixed income securities held by the Fund are converted by the issuer into common stock;

- upon the exercise of warrants attached to fixed income securities held by the Fund; and

- when purchased as part of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities.


Common stock acquired by the Fund in these circumstances may be held to permit orderly disposition or to establish long-term holding periods for income tax purposes.

The High Yield Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including foreign governments, denominated in U.S. dollars.


Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Zero coupon and pay-in-kind securities are more volatile than cash pay securities. The High Yield Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

The High Yield Fund generally will not trade in securities for short-term profits but, when circumstances warrant, it may purchase and sell securities without regard to the length of time held. A high portfolio turnover may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed.


                         -- INVESTMENT RESTRICTIONS --
                                AND RISK FACTORS

For information on the risks of investing in the Fund, including the specific risks of lower-rated securities, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, loan transactions, and

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temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the High Yield Fund is included in the Statement of Additional Information.

                               -- RISK FACTORS --
An investment in any mutual fund, including any of the Columbia Funds, involves certain risks, some of which are described under the description of each Fund. General market risk and other specific risks associated with different types of securities used by the Funds, including foreign securities, lower-rated bonds, and stocks of small companies, are discussed below.

Stock Market Risk. The principal risk associated with a stock mutual fund is that the stocks held by the fund will decline in value. Stock values may fluctuate in response to the activities and financial prospects of an individual company or in response to general market and economic conditions. Investments in smaller or unseasoned companies may be both more volatile and more speculative. See "Investments in Small and Unseasoned Companies."

ALTHOUGH COMMON STOCKS HAVE HISTORICALLY PROVIDED LONG-TERM RETURNS THAT ARE GREATER THAN OTHER TYPES OF INVESTMENTS, STOCK RETURNS HAVE ALSO BEEN MORE VOLATILE OVER SHORTER PERIODS OF TIME.

Foreign Securities. The International Stock Fund, and to a much lesser extent the other Stock Funds and the Balanced Fund, are subject to the risks of investing in foreign securities. Foreign securities, which are generally denominated in foreign currencies, and forward currency exchange contracts involve risks not typically associated with investing in domestic securities. The value of a Fund's portfolio will be affected by changes in currency exchange rates and in currency exchange regulations. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.

Foreign investments involve certain other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

The International Stock Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe. The considerations noted above regarding the risk of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing countries may generally be more volatile than markets of developed

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countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.

In addition to investing directly in foreign equity securities, the Funds may also purchase such securities in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Real Estate Securities. The Real Estate Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentrating in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general, local, and regional economic conditions, dependence on management skills and heavy cash flow, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, natural disasters, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. These risks may be more significant to the extent the Fund's investments are concentrated in a particular geographic region.

THE REAL ESTATE FUND WILL INVEST ONLY IN SECURITIES ISSUED BY COMPANIES IN THE REAL ESTATE INDUSTRY. THE FUND WILL NOT INVEST IN REAL ESTATE DIRECTLY.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. In addition, a REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act. The above factors may also adversely affect a borrower's or a lessee's ability to meets its obligations to the REIT. If a borrower or lessee defaults, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Investments in Small and Unseasoned Companies. Investments by the International Stock Fund and the Special Fund in small or unseasoned companies may be regarded as speculative. These companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and young companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in

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erratic or abrupt price movements. To dispose of these securities, the International Stock Fund or the Special Fund may have to sell them over an extended period of time or below the original purchase price.

Special Situations. Special situations are those in which the Special Fund's Advisor expects a substantial change in the market value of a company's securities due to a new development. An example would be a small company expected to emerge as a leader in a new business area. Other special situations include acquisitions, mergers, reorganizations, management changes, product developments, and the awarding of large contracts. Because these types of situations may involve major corporate changes and a high degree of uncertainty as to market effects, investments in special situations are characterized by higher risk as well as the potential for higher returns.

Credit and Interest Rate Risk. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and principal payments when due. Generally, lower-rated (but higher yielding) bonds, such as those acquired by the High Yield Fund, are subject to greater credit risk than higher quality (but lower yielding) bonds, such as those held by the Bond Fund. See "High Yield Fund -- Lower-Rated Securities." The ratings of fixed income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. See "Additional Information -- Bond Ratings."


Interest rate risk refers to fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price of fixed income securities and interest rates; that is, when interest rates rise, bond prices generally fall and, conversely, when interest rates fall, bond prices generally rise. The change in net asset value depends upon several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.


High Yield Fund -- Lower-Rated Securities. The lower-rated but higher yielding bonds purchased by the High Yield Fund may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. In addition, high yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. The securities ratings by Moody's and Standard & Poor's are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of the rating. As a result, the rating assigned to a security does not necessarily reflect the issuer's current financial condition, which may be better or worse than the rating indicates. Credit ratings are only one factor the Advisor relies on in evaluating lower-rated fixed income securities. The analysis by the Advisor of a lower-rated security may also include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Advisor also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. Because of the number of investment considerations involved in investing in lower-rated securities, achievement of the Fund's investment objective may be more dependent upon the Advisor's credit analysis than is the case with investing in higher quality debt securities.


The market for lower-rated debt securities is relatively new and until recently its growth has paralleled a long economic expansion. Past experience, therefore, may not provide an accurate indication of future performance of this market, particularly during an economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on the ability of the issuers of the High Yield Fund's securities to pay principal and interest, meet projected business goals, and obtain additional financing. These circumstances also may result in a higher incidence of defaults compared to higher-rated securities. As a result, adverse

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changes in economic conditions and increases in interest rates may adversely affect the market for lower-rated debt securities, the value of such securities in the Fund's portfolio, and, therefore, the Fund's net asset value. As a result, investment in the Fund is more speculative than investment in shares of a fund that invests primarily in higher rated debt securities.


Although the High Yield Fund intends generally to purchase lower-rated securities that have secondary markets, these markets may be less liquid and less active than markets for higher-rated securities. These factors may limit the ability of the Fund to sell lower-rated securities at their expected value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. If market quotations are not readily available for the Fund's lower-rated or nonrated securities, these securities will be valued by a method the Advisor believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than it does in valuing securities for which more extensive quotations and last sale information are available.

                                       -

                                  PERFORMANCE
       -----------------------------------------------------------------

This section is designed to help you understand terms used to describe Fund performance, such as "total return," "average annual total return," and "yield."

                          -- UNDERSTANDING "RETURN" --

 Total return refers to the change in value of an investment in a Fund over a stated period, assuming the reinvestment of any dividends and capital gains. "Average annual total return" is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total returns smooth out the variations in performance but are not the same as actual annual results.

                                  -- YIELD --

The Money Market Fund, the Common Stock Fund, the Real Estate Fund, the Balanced Fund, and each of the Bond Funds will, from time to time, advertise or quote current yields. The current yield of the Money Market Fund refers to the net income generated by an investment in that Fund over a stated seven-day period. This income is then annualized. This means that the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund may also advertise or quote its compounded effective yield, which is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The compounded effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

--------------------------------------------------------------------------------
                                Fund Performance
-----------------------------------------------------------------
The table below shows yield and total return performance information for the periods ended December 31, 1995.

                                                                                             Performance
                                                                          --------------------------------------------------
                                                                                                                    Total
                                                                               Average Annual Total Return         Return
                                             Current       Compounded     -------------------------------------  -----------
                Category                      Yield           Yield         1 Year       5 Year       10 Year      1 Year
-----------------------------------------  ------------  ---------------
Stock Funds
  Common Stock Fund......................        1.31%           N/A          30.84%       15.89%*        N/A        30.84%
  Growth Fund............................         N/A            N/A          32.98%       17.52%       14.29%       32.98%
  International Stock Fund...............         N/A            N/A           5.15%       10.49%*        N/A         5.15%
  Special Fund...........................         N/A            N/A          29.53%       22.50%       18.40%       29.53%
  Real Estate Fund.......................        6.43%+          N/A          16.86%       10.10%*        N/A        16.86%*

Balanced Fund
  Balanced Fund..........................        3.64%           N/A          25.08%       12.66%*        N/A        25.08%
Bond Funds
  Government Bond Fund...................        4.61%           N/A          10.21%        6.84%        6.87%*      10.21%
  Bond Fund..............................        6.20%           N/A          18.91%        9.88%        9.29%       18.91%
  Municipal Bond Fund....................        4.41%           N/A          14.15%        7.46%        8.07%       14.15%
  High Yield Fund........................        7.48%++         N/A          19.12%        8.37%*        N/A        19.12%
Money Market Fund
  Money Market Fund......................        5.15%          5.29%          5.49%        4.11%        5.65%        5.49%
Market Comparisons
  S&P 500 Stock Index....................                                     37.58%       16.59%       14.87%       37.58%
  Russell 2000 Stock Index...............                                     28.44%       21.00%       11.32%       28.44%
  Lehman Aggregate Bond Index............                                     18.47%        9.48%        9.63%       18.47%


                Category                      5 Year        10 Year
-----------------------------------------
Stock Funds
  Common Stock Fund......................       88.54%*         N/A
  Growth Fund............................      124.20%       280.40%
  International Stock Fund...............       37.59%*         N/A
  Special Fund...........................      175.81%       441.32%
  Real Estate Fund.......................       18.92%*         N/A
Balanced Fund
  Balanced Fund..........................       66.96%*         N/A
Bond Funds
  Government Bond Fund...................       39.18%        84.20%*
  Bond Fund..............................       60.17%       143.19%
  Municipal Bond Fund....................       43.31%       117.38%
  High Yield Fund........................       19.34%*         N/A
Money Market Fund
  Money Market Fund......................       22.33%        73.22%
Market Comparisons
  S&P 500 Stock Index....................      115.44%       300.14%
  Russell 2000 Stock Index...............      159.37%       192.15%
  Lehman Aggregate Bond Index............       57.26%       150.76%

  * PARTIAL PERIODS: GOVERNMENT BOND FUND SINCE 11/6/86; COMMON STOCK FUND AND BALANCED FUND SINCE 10/1/91; INTERNATIONAL STOCK FUND SINCE 10/1/92.; HIGH YIELD FUND SINCE 10/1/93; REAL ESTATE FUND SINCE 4/1/94.
  + SOME PORTION OF THE  NET INVESTMENT INCOME OF THE  REAL ESTATE FUND USED  TO
    CALCULATE  CURRENT  YIELD IS  A TAX  RETURN OF  CAPITAL. SEE
    "DISTRIBUTIONS AND TAXES."
  ++ WITHOUT THE  REIMBURSEMENT OF  CERTAIN EXPENSES  BY THE  HIGH YIELD  FUND'S
     ADVISOR, THE CURRENT YIELD WOULD HAVE BEEN 7.42%. SEE "FUND EXPENSES."

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The current yield for the Common Stock Fund, the Real Estate Fund, the Balanced Fund, and each of the Bond Funds represents the annualization of the Fund's net investment income over a recent 30-day period divided by that Fund's net asset value at the end of that period. For additional information on yield and total return calculations for each of the Funds, see the Statement of Additional Information.


                         -- PERFORMANCE COMPARISONS --
The Funds may compare their performance to other mutual funds and to the mutual fund industry as a whole, as quoted by ranking services such as Lipper Analytical Services, Inc., or Morningstar, Inc., or as reported in financial publications such as BARRON'S, BUSINESS WEEK, FORBES, MONEY MAGAZINE, and THE WALL STREET JOURNAL. The Funds may also compare their performance to that of a recognized stock or bond index, such as the S&P 500 Stock Index, the Russell 2000 Stock Index, the Lehman Aggregate Bond Index, and other relevant indices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

PERFORMANCE INFORMATION ON THE FUNDS IS  HISTORICAL   DATA  AND  IS  NOT
INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUES (EXCEPT, UNDER NORMAL CIRCUMSTANCES, FOR THE MONEY MARKET FUND) WILL FLUCTUATE SO THAT YOUR SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

In addition, the Funds may also compare their performance to other income-producing securities such as: (i) money market funds; (ii) various bank products (such as certificates of deposit and money market deposit accounts); and (iii) U.S. Treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields. For example, the yields of the Funds are not fixed and will fluctuate. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

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                                FUND MANAGEMENT
       -----------------------------------------------------------------

                            -- BOARD OF DIRECTORS --
Each Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and objectives of the Fund. The Board of Directors of each Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters.
                            -- INVESTMENT ADVISOR --
Each Fund has contracted with Columbia Funds Management Company (the "Advisor") to provide investment advisory services. The Advisor has acted as an investment advisor since 1982. Until December 1985, the Advisor was a wholly-owned subsidiary of Columbia Management Co. ("CMC"), which was organized in 1969 and acts as investment manager for approximately $12 billion of assets of other institutions. In December 1985, CMC and its subsidiaries were reorganized, and the Advisor is now owned principally by its employees, including J. Jerry Inskeep, Jr. and James F. Rippey, who are also principal shareholders of CMC. The address of the Advisor is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350.

Under the investment advisory contract with each Fund, the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Advisor provides office space and pays all executive salaries and expenses and ordinary office expenses of each Fund (other than the expenses of clerical services relating to the administration of the Fund). Certain employees of the Advisor are also officers of the Funds and, subject to the authority of each Fund's Board of Directors, are responsible for the overall management of the Funds' business affairs.

The investment advisory fee of each Fund is accrued daily and paid monthly based on the following fee schedule:
                           -- ADVISOR FEE SCHEDULE --

                                Annual Rate
                       (as a percentage of daily net
Fund                              assets)
---------------------  -----------------------------
Balanced Fund          .50% on all assets
Government Bond Fund
Bond Fund
Municipal Bond Fund
----------------------------------------------------
Money Market Fund      .50% on first $500 million
                       .45% on next $500 million
                       .40% on assets over $1
                       billion
----------------------------------------------------
Common Stock Fund      .60% on all assets
High Yield Fund
----------------------------------------------------
Growth Fund            .75% on first $200 million
                       .625% on next $300 million
                       .50% on assets over $500
                       million
----------------------------------------------------
Real Estate Fund       .75% on all assets
----------------------------------------------------
Special Fund           1.00% on first $500 million
                       .75% on assets over $500
                       million
----------------------------------------------------
International Stock    1.00% on all assets
Fund


The advisory fees for the Real Estate Fund, the Special Fund, and the International Stock Fund, while comparable to the fees paid by other mutual funds with similar investment objectives, are higher than the fees paid by most mutual funds.

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For the year ended December 31, 1995, the investment advisory fees incurred by the Funds, expressed as a percentage of average net assets, were as follows:

Common Stock Fund            0.60%
Growth Fund                  0.62%
International Stock Fund     1.00%
Special Fund                 0.86%
Real Estate Fund             0.75%
Balanced Fund                0.50%
Money Market Fund            0.48%
Government Bond Fund         0.50%
Bond Fund                    0.50%
Municipal Bond Fund          0.50%
High Yield Fund              0.60%

The Advisor has entered into an agreement with CMC under which CMC provides the Advisor with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. CMC, upon receipt of specific instructions from the Advisor, also contacts brokerage firms to conduct securities transactions for the Funds. The Advisor pays CMC a fee for these services. A Fund's expenses are not increased by this arrangement, and no amounts are paid by a Fund to CMC under this agreement.

Each Fund assumes the following costs and expenses: costs relating to corporate matters; cost of services to shareholders; transfer and dividend paying agent fees; custodian fees; legal, auditing, and accounting expenses; disinterested directors' fees; taxes and governmental fees; interest; brokers' commissions; transaction expenses; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares; expenses of registering or qualifying its shares for sale; transfer taxes; all expenses of preparing its registration statements, prospectuses, and reports; and the cost of printing and delivering to shareholders its prospectuses and reports. Third-party administrators of tax-qualified retirement plans and other entities may establish omnibus accounts with the Funds and provide sub-transfer agency, recordkeeping, or other services to participants in the omnibus accounts. In recognition that these arrangements reduce or eliminate the need for the Fund's transfer agent to provide such services, the Funds may pay the administrator or entity a sub-transfer agent or recordkeeping fee.

The Advisor has voluntarily agreed to assume the ordinary recurring expenses of the High Yield Fund for 1996 to the extent these expenses, together with the Fund's advisory fee, exceed 1% of the Fund's average net assets for those periods. Information on each Fund's expenses as a percentage of its average net assets is located under "Fund Expenses" and "Financial Highlights."
                       -- A TEAM APPROACH TO INVESTING --
The Advisor uses an investment team approach to analyze investment themes and strategies for the Funds. Members of the Investment Team are responsible for the analysis of particular industries or types of fixed income securities and for recommendations on individual securities within those industries or asset categories. Investment decisions for a Fund are then made by the Investment Team and the following portfolio managers who are responsible for investment decisions on behalf of each Fund:

Common Stock Fund. Alan J. Folkman (since 1996), a Senior Vice President and director of the Advisor. Mr. Folkman is the Chief Investment Officer of the Investment Team. He joined the Advisor in 1975 and served as the portfolio manager for the Growth Fund from 1979 to 1984 and the Special Fund from 1985 to 1994. With over 29 years of investment management experience, Mr. Folkman also supervises the Investment Team in establishing broad investment strategies and determining portfolio guidelines for each of the Funds.

Growth Fund.   Alexander  S. Macmillan  (since 1992),  a Vice  President of  the
Advisor and a Chartered Financial Analyst. Prior to joining the Investment Team in 1989, Mr. Macmillan was a Vice President and

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Portfolio Manager for Gardner & Preston Moss (1982-1989). Mr. Macmillan received a Masters of Business Administration from the Amos Tuck School at Dartmouth in 1980.

International  Stock Fund.   James  M. McAlear (since  inception of  the Fund in
1992), a Vice President of the Advisor. Prior to joining the Investment Team in 1992, Mr. McAlear was a Senior Vice President of IDS International, Inc. (1985-1992) and an Executive Director for Merrill Lynch Europe (1972-1985). Mr. McAlear received an M.A. in Economics from Michigan State University in 1964.

Special Fund. Chad L. Fleischman (since 1995), a Vice President of the Advisor and a Chartered Financial Analyst. Mr. Fleischman joined the Columbia organization in 1980 and assisted Mr. Folkman in the management of the Special Fund from 1989 to June 1994. Prior to assuming responsibility for the Special Fund in 1995, Mr. Fleischman was the portfolio manager for CMC Small Cap Fund, a mutual fund managed by CMC, and CTC Small Stock Fund, an investment fund managed by Columbia Trust Company.


Real Estate Fund. David W. Jellison (since inception of the Fund in 1994), a Vice President of the Advisor and a Chartered Financial Analyst. Prior to joining the Investment Team in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management (1987-1992). Mr. Jellison received a Master of Management from the J. L. Kellogg Graduate School of Management of Northwestern University in 1984.


Balanced Fund. Michael W. Powers (since inception of the Fund in 1991), a Vice President of the Advisor and a Chartered Financial Analyst. Mr. Powers served as Portfolio Manager for the Growth Fund from 1984 to 1986. Prior to joining the Investment Team in 1979, Mr. Powers was an Assistant Vice President of the Trust Company of the West (1975-1979). Mr. Powers received a Masters of Business Administration from the University of California at Los Angeles in 1974.


Money Market Fund and Columbia Bond Funds. Thomas L. Thomsen, a Vice President and director of the Advisor, has principal oversight responsibility for investment strategies on behalf of the Money Market Fund (since 1988) and each of the Columbia Bond Funds (since their respective inceptions). Prior to joining the Investment Team in 1978, Mr. Thomsen was a Senior Investment Officer for the Treasury Department of the State of Oregon (1974-1978) and a Fixed Income Portfolio Manager for First National Bank of Oregon (1969-1973). Mr. Thomsen is also responsible for overseeing the following managers who implement on a daily basis the investment strategies for these Funds.

    Money Market Fund. Leonard A. Aplet (since 1988), a Vice President of the Advisor and a Chartered Financial Analyst. Mr. Aplet received a Masters of Business Administration from the University of California at Berkeley prior to joining the Investment Team in 1987.

    Government Bond Fund. Jeffrey L. Rippey (since 1987), a Vice President of the Advisor and a Chartered Financial Analyst. Prior to joining the Investment Team in 1981, Mr. Rippey worked in the Trust Department of Rainier National Bank (1978-1981).

    Bond Fund. Messrs. Aplet and Rippey (both since 1989) share responsibility for the day-to-day investment decisions for the Bond Fund.

    Municipal Bond Fund. Mr. Thomsen and Greta R. Clapp (since 1992), a Vice President of the Advisor and a Chartered Financial Analyst. Prior to joining the Investment Team in 1991, Ms. Clapp received her Masters of Business Administration from the University of Michigan (1990) and was an Assistant Vice President and Portfolio Manager at The Putnam Companies (1985-1988).

    High  Yield  Fund.   Mr. Rippey  has had  responsibility for  the day-to-day
investment decisions for the High Yield Fund since its inception in 1993.

                                       -

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                             -- PERSONAL TRADING --
Members of the Investment Team and other personnel of the Funds or the Advisor are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Funds and the Advisor. The rules that govern personal trading by investment personnel are based on the principal that employees owe a fiduciary duty to conduct their trades in a manner that is not detrimental to the Funds or their shareholders. The Funds have adopted the recommendations of the Investment Company Institute, an organization composed of members of the mutual fund industry, relating to restrictions on personal trading. For more information on the Code of Ethics and specific trading restrictions, see the Statement of Additional Information.

                         -- OTHER SERVICE PROVIDERS --
Transfer Agent. Columbia Trust Company acts as transfer agent and dividend paying agent for the Funds. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The Advisor is the principal shareholder, and certain officers of the Funds are minority shareholders, of Columbia Trust Company.


Columbia Financial Center Incorporated. Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., acts as a distributor of shares of the Funds. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. You may invest or redeem your investment in a Fund through Columbia Financial, which will not charge a commission for handling your order. J. Jerry Inskeep, Jr., director and chairman of each Fund, and James F. Rippey, director of each Fund, are the principal shareholders of Columbia Financial.


Custodians. United States National Bank of Oregon, 321 S.W. Sixth Avenue, Portland, Oregon 97208, serves as general custodian for all Funds other than the International Stock Fund. Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York, NY 11201, serves as general custodian for the International Stock Fund and provides custody services to those other Funds that may hold foreign securities.
                            -- OTHER INFORMATION --
Voting Rights. Each Fund is a separate corporation. All shares of each Fund have equal voting, redemption, dividend, and liquidation rights. All issued and outstanding shares of each Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of each Fund do not have cumulative voting rights, which means that holders of more than 50 percent of the shares of a Fund voting for the election of directors can elect all of the directors.

Shareholder Meetings. The Funds are not required to hold annual shareholder meetings. Special meetings may be called, however, as required or deemed desirable for purposes such as electing directors, changing fundamental investment policies, or approving an investment management agreement. The holders of not less than 10% of the shares of a Fund may request in writing that a special meeting be called for a specified purpose. If such a special meeting is called to vote on the removal of one or more directors of a Fund, shareholders of the Fund will be assisted in communications with other shareholders of the Fund.

Combined Prospectus. Although each Fund is offering only its own shares, it is possible that one Fund might become liable for a misstatement in this Prospectus relating to another Fund. The Board of Directors of each Fund has considered this factor in approving the use of this single Prospectus.

                                       -

                               INVESTOR SERVICES
       -----------------------------------------------------------------


This section is designed to provide you with information on opening an account and conducting transactions with Columbia Funds. In addition, information is provided on the different types of accounts and services offered by the Funds and the policies relating to those services.

                        -- HOW TO OPEN A NEW ACCOUNT --
Please complete and sign a Columbia Funds application and make your check payable to the appropriate Fund for the minimum required investment. See "Minimum Investments." Please be sure to include a tax identification number on your application or it may be rejected and returned to you. The completed application and a check should be mailed to:

                           Columbia Financial Center
                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                              Attn.: New Accounts

                          -- HOW TO PURCHASE SHARES --
Shares of each Fund are offered at the share price, or net asset value ("NAV"), next determined after an order is accepted. See "Processing Your Order" and "Determining Your Share Price." Shares can be purchased in the following ways:

In Person: Investments can be made in person by visiting Columbia Funds at 1301 S.W. Fifth Avenue, Portland, Oregon between 7:30 a.m. and 5:00 p.m. on any business day.

By Mail: Send a check, with either a completed Investment Slip from the bottom of a confirmation statement, or a letter indicating the account number and registration, to:

                           Columbia Financial Center
                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                               Attn.: Investments


By  Wire:   You  may  have your  bank  wire federal  funds.  Call the  Funds for instructions and notification that money is being wired:


                            Portland area  222-3606
                             Nationwide (toll-free)
                                 1-800-547-1707


By Telephone: You may make additional investments in a Fund by telephone from a predesignated bank account ("Televest"). The minimum investment that can be made by Televest is $100. Shareholders must complete the appropriate sections of the application or call the Funds to have the Televest application sent to you. An investment using Televest is processed on the day the Fund receives your investment from your bank, usually the business day following the day of your telephone call.
                           -- MINIMUM INVESTMENTS --

 All Funds have a minimum investment requirement of $1,000 except the Special Fund, which has a $2,000 minimum. These minimums are waived for accounts using the Automatic Investment Plan. Subsequent investments (other than through an Automatic Investment Plan) must be at least $100 and should always identify your name, the Fund's name, and your account number. Management of each Fund may, at its sole discretion, waive the minimum purchase and account size requirements for certain group plans or accounts opened by agents or fiduciaries (such as a bank trust department, investment advisor, or securities broker) or in other circumstances.

By Automatic Investment: Investments in a Fund may be made automatically from your bank under Columbia's Automatic Investment Plan ("AIP"). Shareholders whose bank is a member of the National Automated Clearing House Association may choose to

                                       -

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have amounts of $50 or more automatically transferred from a bank checking account to a designated Fund on or about the 5th or 20th, or both, of each month. Shareholders must complete the AIP section of the application to participate in the AIP. If you stop investing in a Fund using an AIP, your account may be closed if you fail to reach or maintain a minimum account balance. See "Account Privileges -- Involuntary Redemptions."

By  Exchange:   You may  purchase shares of  any Fund  with the  proceeds from a redemption of shares of any other Columbia Fund with the same account number. See "How to Exchange" below.

Through Your Broker-Dealer or Bank: You may purchase or redeem shares of a Fund through your broker, bank, or other financial institution, which may charge a commission or fee for assisting in handling your order and which may be required to be registered as a broker or dealer under federal or state securities laws.
                          -- PAYING FOR YOUR SHARES --
Payment for Fund shares is subject to the following policies:

- Checks should be drawn on U.S. banks and made payable to the applicable Fund.

- Never send cash or cash equivalents; the Funds will not accept responsibility for their receipt.

- The Funds reserve the right to reject any order.

- If your order is canceled because your check did not clear the bank or the Funds were unable to debit your predesignated bank account, you will be responsible for any losses or fees imposed by your bank or attributable to a loss in value of the shares purchased.

- The Funds may reject any third party checks used to make an investment or open a new account.
                       -- HOW TO REDEEM (SELL) SHARES --
You may redeem all or a portion of your investment in a Fund on any business day. All redemptions of shares of a Fund, except certain shares of the High Yield Fund, will be at the share price (NAV) computed after receipt of a valid redemption request, in whatever form, on days when the NYSE is open for business. To discourage short-term trading, redemptions of shares of the High Yield Fund that have been held less than one year will be at 99% of the Fund's NAV. See "Account Privileges -- High Yield Fund Redemptions." In every case, sufficient full and fractional shares will be redeemed to cover the amount of the redemption request.

If certificates for Fund shares have been issued to you, they must be returned to the Fund, properly endorsed, before any redemption request may be processed. Redemptions from a Columbia-sponsored IRA or retirement plan require the
completion   of  certain  additional   forms  to  ensure   compliance  with  IRS
regulations. If a redemption request cannot be processed for any of these reasons, the redemption request will be returned to you and no redemption will be made until a valid request is submitted. Shares can be redeemed in the following ways:

In Writing: You may redeem shares of a Fund by providing a written instruction to the Fund either in person or by mail to:


                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                               Attn.: Redemptions

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                             -- SIGNATURE POLICY --

 Signatures on the request must correspond exactly with those on the account. Accounts in the names of corporations, fiduciaries, and institutions may require additional documents. Please contact Columbia Funds if your account falls into one of these categories.
 A written redemption request, whether in person or by mail, is not valid unless the signature or signatures on the request correspond exactly with those on your account. The Funds normally require that signatures on written redemption, transfer, and exchange requests be GUARANTEED by an eligible guarantor institution, such as a bank, broker-dealer, credit union, national securities exchange, registered securities exchange, clearing agency, or savings association.

By Telephone: You may redeem shares by telephone unless you decline this service by checking the appropriate box on the application. Proceeds from telephone redemptions may be mailed only to the registered name and address on your account or transferred to the bank designated on the application or to another Fund. A maximum of $50,000 may be redeemed by telephone and mailed to your registered address. There is no such limitation on telephone redemptions transferred to your bank. Telephone redemptions may be made by calling the Funds between 7:30 a.m. and 5:00 p.m., Pacific Time, at:

                            Portland area  222-3606
                             Nationwide (toll-free)
                                 1-800-547-1707

You may experience some difficulty in implementing a telephone redemption during periods of drastic economic or financial market changes. Telephone redemption privileges may be modified or terminated at any time without notice to shareholders. Please see "Account Privileges -- Telephone Redemptions."


By Draft -- Money Market Fund Only: Redemption by draft is available to Money Market Fund investors who complete the appropriate section of the application. The Money Market Fund will provide you with free drafts issued by the Money Market Fund's bank. You may make drafts payable to the order of any person for amounts of $500 or more. Your investment will continue to earn income until your draft is presented to the Money Market Fund's bank for collection. Redemptions are by draft and, therefore, payment is subject to the Money Market Fund's approval. The redemption by draft service may be terminated by the bank or the Money Market Fund upon written notice to the other.

The processing of drafts against the Money Market Fund's account is subject to the bank's rules and regulations. THESE ARRANGEMENTS DO NOT ESTABLISH A CHECKING OR OTHER ACCOUNT BETWEEN YOU AND THE BANK FOR THE PURPOSE OF FEDERAL DEPOSIT INSURANCE OR OTHERWISE. The agreements and procedures described above relate solely to the bank's intermediary status for redemption of investments in the Money Market Fund.

YOUR DRAFT WILL NOT BE PAID UNLESS SUFFICIENT COLLECTED FUNDS ARE AVAILABLE IN YOUR MONEY MARKET FUND ACCOUNT. SEE "PAYMENT OF REDEMPTION PROCEEDS."

By Automatic Withdrawal: If your account value in any Fund is $5,000 or more, you may elect to receive automatic cash withdrawals of $50 or more from that Fund in accordance with either of the following withdrawal options:

1. Income earned. You may elect to receive any dividends or capital gains distributions on your shares, provided such dividends and distributions exceed $25.
2. Fixed amount. You may elect to receive a monthly or quarterly fixed amount of $50 or more.

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Automatic withdrawals will be made within seven days after the end of the month or quarter to which they relate.

To the extent redemptions for automatic withdrawals exceed dividends declared on shares in your account, the number of shares in your account will be reduced. If the value of your account falls below the Fund minimum, your account is subject to being closed on 60 days written notice. The minimum withdrawal amount has been established for administrative convenience and should not be considered as recommended for all investors. For tax reporting, a capital gain or loss may be realized on each fixed-amount withdrawal.

An automatic withdrawal plan may be modified or terminated at any time upon prior notice by the Fund or the shareholder.
                      -- PAYMENT OF REDEMPTION PROCEEDS --
Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

Redemption of Recently Purchased Shares. Although you may redeem shares of a Fund (other than the Money Market Fund) that you have recently purchased by check, the Fund may hold the redemption proceeds until payment for the purchase of such shares has cleared, which may take up to 15 days from the date of purchase. No interest is paid on the redemption proceeds after the redemption date and before the proceeds are sent to you. If you request the redemption (by draft or other means) of Money Market Fund shares recently purchased by check, the redemption will not be effective, and proceeds will not be transmitted, unless the purchase of those shares has cleared. These holding periods do not apply to the redemption of shares purchased by bank wire or with a cashiers or certified check.

There is no charge for redemption payments that are mailed. Amounts transferred by wire must be at least $1,000, and the bank wire cost for each redemption will be charged against your account. Your bank may also impose an incoming wire charge.

                          -- HOW TO EXCHANGE SHARES --
You may use proceeds from the redemption of shares of any Fund to purchase shares of other Funds offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portions of the Prospectus relating to the Fund or Funds into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the purchase order by that Fund in accordance with its policy for accepting investments. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. Certain restrictions may apply to exchange transactions. See "Account Privileges -- Exchange Privilege."

                          -- PROCESSING YOUR ORDER --
Orders received by a Fund other than the Money Market Fund will be processed the day they are received. Since the Money Market Fund invests in obligations normally requiring payment in federal funds, purchase orders will not be processed unless received in federal funds or until converted by the Fund into federal funds. Checks or negotiable U.S. bank drafts require one day to convert into federal funds. Checks drawn on banks that are not members of the Federal
Reserve System may take longer to convert into federal funds. Prior to conversion into federal funds, your money will not be invested or working for you. Information about federal funds is available from any U.S. bank that is a member of the Federal Reserve System.

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Orders received before the close of regular trading on the NYSE (normally 4 p.m. New York time) will be entered at the Fund's share price computed that day. Orders received after the close of regular trading on the NYSE will be entered at the Fund's share price next determined. All investments will be credited to your account in full and fractional shares computed to the third decimal place. The Funds reserve the right to reject any order.

Shares purchased will be credited to your account on the record books of the applicable Fund. The Funds will not issue share certificates except on request. Certificates for fractional shares will not be issued.

                       -- DETERMINING YOUR SHARE PRICE --
The share price, or NAV, of each Fund is determined by the Advisor, under procedures approved by the Fund's Board of Directors, as of the close of regular trading (normally 4 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Directors. The NAV is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.


Portfolio securities will be valued according to the market value obtained from the broadest and most representative markets. These market quotations, depending on local convention or regulation, may be the last sale price, last bid or asked price, or the mean between the last bid and asked price as of, in each case, the close of the applicable exchange or other designated time. Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of each Fund. These procedures may include valuing portfolio securities by reference to other securities with comparable ratings, interest rates, and maturities and by using pricing services. Fair value for debt securities for which market quotations are not readily available and with remaining maturities of less than 60 days is based on cost adjusted for amortization of discount or premium and accrued interest (unless the Board of Directors believes unusual circumstances indicate another method of determining fair value should be used).

Trading in securities on many foreign securities exchanges and over-the-counter markets is completed at various times before the close of the NYSE. In addition, trading of these foreign securities may not take place on all NYSE business days. Trading may take place in various foreign markets on Saturday or on other days the NYSE is not open for business and on which a Fund's NAV is therefore not calculated. The calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of a Fund's portfolio foreign securities. Events affecting the values of portfolio foreign securities that occur between the time the prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of NAV unless the Board of Directors determines that the event would materially affect the NAV. Assets of foreign securities are translated from the local currency into U.S. dollars at the prevailing exchange rates.

Municipal Bond Fund portfolio securities for which market quotations are readily available will be valued at the bid price. Management of the Municipal Bond Fund believes that, although substantially all of the Municipal Bond Fund's securities are readily marketable, a significant portion of the Municipal Bond Fund's portfolio will not have reliable market quotations readily available on a timely basis for the daily valuation of the Fund's portfolio.

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                            -- INVESTOR INQUIRIES --
If you have any questions about this Prospectus, the Funds or your account, please call the Funds at:

                            Portland area  222-3606
                     Nationwide (toll-free)  1-800-547-1707

or write or visit the Funds at:

                           Columbia Financial Center
                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350

                            -- ACCOUNT PRIVILEGES --
Exchange Privilege. Telephone exchange privileges are available to you automatically unless you decline this service by checking the appropriate box on the application. Telephone exchanges may be made from one Fund into another Fund only within the same account number. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than four exchanges out of a Fund during the calendar year. The exchange privilege may be modified or terminated at any time, and any Fund may discontinue offering its shares generally or in any particular state without notice to shareholders.

High Yield Fund Redemptions. The High Yield Fund can experience substantial fluctuations in the price of its shares and is intended for long-term investors. Short-term investors who move in and out of the High Yield Fund because of price fluctuations cause additional transaction costs that are borne by all shareholders. For these reasons, the redemption of shares (including exchanges) of the High Yield Fund held less than one year, other than shares acquired through the reinvestment of dividends and capital gains, will be at 99% of the Fund's NAV. The 1% discount is retained by the High Yield Fund to cover transaction costs and for the benefit of the remaining shareholders. Redemptions of all other shares will be at the Fund's NAV. For purposes of determining whether and to what extent the redemption discount will apply, it will be conclusively presumed by the High Yield Fund that any shares redeemed are: (1) shares purchased with reinvested dividends and capital gains distributions and then (2) the earliest shares purchased in an account. The redemption discount will not apply to redemptions under an automatic withdrawal plan. See "By Automatic Withdrawal."

Telephone Redemptions. The Funds do not accept responsibility for the authenticity of telephone instructions, and, accordingly, shareholders who have approved telephone redemptions assume the risk of any losses due to fraudulent telephone instructions that a Fund reasonably believes to be genuine. The Funds employ certain procedures to determine whether telephone instructions are genuine, including requesting personal shareholder information prior to acting on telephone instructions, providing written confirmations of each telephone transaction, and recording all telephone instructions. A Fund may be liable for losses due to fraudulent telephone instructions if it fails to follow these procedures. For your protection, the ability to redeem by telephone and have the proceeds mailed to your registered address may be suspended for up to 30 days following an account address change. This suspension period will not apply to redemptions by mail, which can be made at any time. See "How to Redeem (Sell) Shares."

Involuntary Redemptions. Upon 60 days prior written notice, a Fund may redeem all of your shares without your consent if:

1. Your account balance falls below $500. However, if you wish to maintain the account, you may during the 60-day notice period either (i) add to your account to bring it to the $1,000 minimum, or (ii) establish an Automatic Investment Plan with a minimum monthly investment of $50.

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2. You are a U.S. shareholder and fail to provide the Fund with a certified taxpayer identification number.
3. You are a foreign shareholder and fail to provide the Fund with a current Form W-8, "Certificate of Foreign Status."

If a Fund redeems shares, payment will be made promptly at the current net asset value, subject to the 1% redemption discount on High Yield Fund shares held less than one year. A redemption may result in a realized capital gain or loss.

Taxpayer Identification Number. Federal law requires each Fund to withhold 31% of dividends and redemption proceeds paid to certain shareholders who have not complied with certain tax regulations. The Funds will generally not accept an investment to establish a new account that does not comply with these regulations. You will be asked to certify on your account application that the social security number or tax identification number provided is correct and that you are not subject to 31% backup withholding for previous underreporting of income to the Internal Revenue Service.


Shareholder Statements and Reports. The Funds will send a separate confirmation of each nonroutine transaction that affects your account balance or registration. Routine, pre-authorized transactions are confirmed in the monthly or quarterly account statements provided to shareholders. The types of pre-authorized transactions that will be confirmed on your account statement include:


- Periodic share purchases through an Automatic
  Investment Plan

- Reinvestment of dividends and capital gains distributions

- Automatic withdrawals or exchanges between Funds

Each Fund will mail to its shareholders on or before January 31 of each year a summary of the federal income tax status of the Fund's distributions for the preceding year.


Financial reports on the Funds, which include a listing of each Fund's portfolio securities, are mailed semiannually to shareholders. To reduce Fund expenses, only one such report and the annually updated prospectus will be mailed to accounts with the same Tax Identification Number. In addition, shareholders or multiple accounts at the same mailing address can elect to eliminate duplicate mailings to that address by filing a SAVMAIL form with the Funds. For a SAVMAIL form or to receive additional copies of any shareholder report or prospectus, please call an Investor Services Representative at 1-800-547-1707.

                           -- IRAS, SEP IRAS, AND --
                                RETIREMENT PLANS

Investors may invest in each Fund other than the Municipal Bond Fund through the Columbia IRA and the Columbia Prototype Money Purchase Pension and Profit Sharing Plan. Please contact Columbia Funds for further information and application forms. Investments may also be made in these Funds in connection with established retirement plans.

                       -- PRIVATE MANAGEMENT ACCOUNTS --
Columbia  Trust  Company  offers   Private  Management  Accounts  that   provide
investment management tailored to the specific investment objectives of individuals, institutions, trusts, and estates, using the Funds as investment vehicles. The annual fee for this service is .75 of 1% of net assets ($1,000 minimum fee) and is in addition to investment advisory fees paid by each Fund to the Advisor. For additional information, call Columbia Trust Company at 503-222-3600.

                                       -

                            DISTRIBUTIONS AND TAXES
       -----------------------------------------------------------------


                              -- DISTRIBUTIONS --
Each Fund is required to distribute to shareholders each year all of its net investment income and any net realized capital gains. Net investment income (income from dividends, interest and any net realized short-term capital gains) is distributed by a Fund as a dividend. Any net long-term capital gains realized on the sale of portfolio securities by a Fund are distributed as capital gains distributions. Distributions are paid as follows:

                                Dividends          Capital Gains
                           -------------------  -------------------
Growth Fund                Declared and         Declared and
International Stock Fund paid in December       paid in December
Special Fund
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Common Stock Fund          Declared and paid    Declared and paid
Real Estate Fund           each calendar        in December
Balanced Fund              quarter
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Money Market Fund          Declared and paid    Declared and paid
                           daily                daily (if any)
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Bond Funds                 Declared daily and   Declared and paid
                           paid monthly         in December
-------------------------------------------------------------------


If you redeem all of your shares of a Columbia Bond Fund, the undistributed dividends on the redeemed shares will be paid at that time.


All dividends paid on the Money Market Fund will be reinvested automatically in additional shares at net asset value, which, in effect, compounds the shareholder's income daily. The Money Market Fund expects normally to have positive net investment income each day. However, if a sharp rise in interest rates or some other factor causes it to have a negative net investment income, the Money Market Fund will reduce the number of shares outstanding. Each shareholder account will contribute that day to the Money Market Fund that amount of shares representing the account's negative net income. By this procedure, the Money Market Fund intends to maintain its net asset value at a constant one dollar per share.

                           -- DISTRIBUTION OPTIONS --
Unless you select a different option, all dividends and capital gains distributions are reinvested on the record date in additional shares at a reinvestment price equal to the NAV at the close of business on that day minus the amount of the distribution. You may elect on your account application, or at any other time by notifying the Funds, to receive your distributions in cash or to reinvest them in another Columbia Fund.

                        -- TAXATION OF DISTRIBUTIONS --
The tax character of distributions from a Fund is the same whether they are paid in cash or reinvested in additional shares. Dividends declared in October, November, or December to shareholders of record as of a date in one of those months and paid the following January will be reportable as if received by the shareholders on December 31. This section is only a brief summary of the major tax considerations affecting each Fund and its shareholders and is not a complete or detailed explanation of tax matters. Investors should consult their tax advisors concerning the tax consequences of investing in the Funds.


Federal Income Taxes -- All Funds except Municipal Bond Fund. Distributions from the Funds (other than the Municipal Bond Fund) of net investment income or net realized short-term capital gains are generally taxable to shareholders as ordinary income. Distributions designated as the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder held the Fund's shares. A portion of any dividends received from the Growth Fund, the International Stock Fund (to the extent dividends from U.S. companies constitute a portion of that Fund's investment income), the Special Fund, the Common Stock Fund, and the Balanced Fund may be eligible for the dividends received deduction available to corporate shareholders. To the extent the Real Estate Fund's income is derived from interest

                                       -

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and distributions from REITs, distributions from the Fund will not qualify for the dividends received deduction.


A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Fund. Information on the tax status of distributions by the Funds is mailed to shareholders each year on or before January 31.


Federal Income Taxes -- Municipal Bond Fund. The Municipal Bond Fund expects to distribute all of its net investment income and realized capital gains to shareholders. Distributions from the Municipal Bond Fund will have the following federal income tax consequences for shareholders.


- Distributions properly designated by the Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds, including municipal bonds of Puerto Rico, Guam, and certain other possessions of the United States, ("exempt-interest dividends") will not be includible by shareholders in gross income for federal income tax purposes. For purposes of this "Distributions and Taxes" section, municipal bonds are those obligations that pay interest that is not includible in gross income under Section 103 of the Internal Revenue Code (the "Code").


- Distributions representing net taxable interest received from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.

- Distributions properly designated by the Municipal Bond Fund as representing the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Municipal Bond Fund have been held by such shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income.

Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability, if any, for corporate and individual alternative minimum taxes. The Municipal Bond Fund does not expect to invest in any such bonds, although it may do so in the future. Additional information regarding special tax treatment that applies to corporations that receive exempt-interest dividends is provided in the Statement of Additional Information.

The Municipal Bond Fund expects that none of its distributions will qualify for the dividends received deduction for corporations. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Municipal Bond Fund will not be deductible.


State Income Taxes -- All Funds Except Municipal Bond Fund. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions from the Funds. Shareholders should consult with their tax advisors concerning state and local tax consequences of investing in the Funds. Individuals, trusts, and estates resident in Oregon will generally not be subject to Oregon personal income taxes on dividends properly designated by the Government Bond Fund as derived from interest on U.S. Government obligations. The laws of other states may differ, and persons subject to tax in other states should consult their personal tax advisors.

                                       -

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State Income Taxes -- Municipal Bond Fund. Individuals, trusts, and estates resident in Oregon will not be subject to the Oregon personal income tax on distributions from the Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, such individuals, trusts, and estates will be subject to the Oregon personal income tax on distributions derived from other types of income received by the Municipal Bond Fund. Furthermore, it is expected that corporations subject to the Oregon corporation excise tax will be subject to that tax on the income from the Fund, including income that is exempt for federal purposes. Local taxes and the tax consequences to nonresidents and part-year residents are beyond the scope of this discussion. For further information, please consult your tax advisor.

The exemption of certain interest income for federal income tax purposes will not necessarily result in a similar exemption under the laws of a particular state or local taxing authority. Each shareholder should consult a tax advisor in this regard. Capital gains distributed to shareholders will generally be subject to state and local taxes.

"Buying a Dividend." If you buy shares of a Fund before it pays a distribution, you will pay the full price of the shares and receive a portion of the purchase price back in the form of a taxable distribution. The Fund's NAV and your cost basis in the purchased shares is reduced by the amount of the distribution. The impact of this tax result is most significant when shares are purchased shortly before an annual distribution of capital gains or other earnings. This tax result is extremely unlikely in the case of the Money Market Fund, which distributes its earnings daily and has few or no capital gains.

                          -- TAXATION OF THE FUNDS --
Each Fund intends to qualify as a regulated investment company under the Code. By qualifying and meeting certain other requirements, a Fund generally will not be subject to federal income taxes to the extent it distributes to its shareholders its net investment income and realized capital gains. Each Fund intends to make sufficient distributions to relieve itself from liability for federal income taxes.

                             -- FOREIGN TAXATION --
Investment income received by the International Stock Fund and derived from foreign securities may be subject to foreign income taxes withheld by the foreign company. The United States has entered into tax treaties with many foreign countries that entitle a fund to a reduced rate of tax or an exemption from tax on this income. It is impossible to determine the effective rate of foreign tax in advance because the amount of the International Stock Fund's assets to be invested within various countries will fluctuate and the extent to which foreign tax refunds will be recovered is uncertain. The International Stock Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.


If the International Stock Fund has paid withholding or other taxes to foreign governments during the year, the taxes will reduce the International Stock Fund's income. In that event, the International Stock Fund may qualify for and make an election under the Code so that shareholders will be required to treat as taxable income their pro rata portion of the income taxes paid by the International Stock Fund to foreign countries and may, subject to limitations, be able to claim a credit or deduction for the same amount. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" these foreign taxes, there can be no assurance the International Stock Fund will be able to do so.

                                       -

                             ADDITIONAL INFORMATION
       -----------------------------------------------------------------

                          -- REPURCHASE AGREEMENTS --
The Funds may enter into repurchase agreements, which are agreements where a Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by a Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the repurchase agreement. In the case of default by the seller, a Fund could incur a loss. In the event of a bankruptcy proceeding against the seller, a Fund may incur costs and delays in realizing upon the collateral. Each Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy based on criteria adopted by its Board of Directors. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

                           -- ILLIQUID SECURITIES --
No illiquid securities will be acquired if upon the purchase more than 5% of the value of the Common Stock Fund's, the Growth Fund's, or the Balanced Fund's, or more than 10% of the International Stock Fund's, the Special Fund's, the Real Estate Fund's, or the High Yield Fund's, net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value.


Under current interpretations of the Staff of the Securities and Exchange Commission, the following securities in which a Fund may invest will be considered illiquid:

- repurchase agreements maturing in more than seven days;

- restricted securities (securities whose public resale is subject to legal restrictions);

- options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and

- any   other    securities    in    which    a    Fund    may    invest    that
  are not readily marketable.

The International Stock Fund, the High Yield Fund, and the Real Estate Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under SEC Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities may be deemed to be liquid and thus treated as exempt from those Fund's liquidity restrictions. Under the supervision of the Boards of Directors of the Funds, the Advisor determines the liquidity of Rule 144A securities and, through reports from the Advisor, the Boards of Directors monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors:

- the frequency of trades and price quotes for the security;

- the    number    of    dealers    willing   to    purchase    or    sell   the
  security and the number of other potential purchasers;

- dealer undertakings to make a market in the security;
  and

- the nature of the security and the marketplace trades
  (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for transfer).

                                       -

  ---------------------------------------------------------------------------

Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the liquidity of these Funds could be adversely affected to the extent any of them are invested in such securities.
                          -- OPTIONS AND FINANCIAL --
                              FUTURES TRANSACTIONS

Each of the International Stock Fund, the Special Fund, the Common Stock Fund, the Growth Fund, the Balanced Fund, the Real Estate Fund, and the High Yield Fund may invest up to 5% of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. These Funds may also purchase options on securities indices and foreign currencies. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire. These Funds may only write call options that are covered. A call option is covered if written on a security that the Fund already owns. These Funds may write such options on up to 25% of their assets.

These Funds may also engage in financial futures transactions, including foreign currency financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index, during a specified future period at a specified price. Each Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. Each Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

The Funds will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that a Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between stock indices and price movements of the stocks in which a Fund will generally invest may be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

Upon entering into a futures contract, a Fund would be required to deposit with its custodian in a segregated account cash or certain U.S. Government securities in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

                                       -

  ---------------------------------------------------------------------------

The principal risks of options and futures transactions are:

- imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover;

- lack of assurance that a liquid secondary market will exist for any particular option, futures, or foreign currency contract at any particular time;

- the need for additional skills and techniques beyond those required for normal portfolio management;

- losses on futures contracts resulting from market movements not anticipated by the investment adviser; and

- possible need to defer closing out certain options or futures contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

                          -- TEMPORARY INVESTMENTS --
When, as a result of market conditions, a Fund determines that a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. Temporary investments by the International Stock Fund, including cash, may be denominated in U.S. dollars or a foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

                          -- WHEN-ISSUED SECURITIES --
Delayed-delivery or when-issued transactions arise when securities are purchased or sold by a Fund, with payment and delivery taking place in the future, to secure what is considered to be an advantageous price and yield to the Fund at the time of the transaction. When-issued securities are subject to market fluctuations, and no interest accrues to a Fund until delivery. The value of the securities may be less at the time of delivery than it was when the commitment was made. When a Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to complete the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions typically occur approximately 30 days or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets consisting of cash, U.S. Government securities, or other high grade debt obligations and equal to the value of such purchase commitments will be maintained by the Fund's custodian until payment is made. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. The Funds may use spot and forward foreign currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed-delivery basis.

                          -- PURCHASE OF INVESTMENT --
                              COMPANIES SECURITIES

The International Stock Fund may purchase securities of closed-end investment companies that invest in equity securities of a foreign country or countries. Purchasing the shares of this type of investment company may be the only or most efficient way to invest in certain countries. The International Stock Fund may not invest more than 10% of its total assets in other investment companies. See the Statement of Additional Information for a discussion of additional
investment   limitations  on   these  types   of  investments.   The  return  on

                                       -

  ---------------------------------------------------------------------------
investment in these securities will be reduced by the operating expenses of those closed-end investment companies.

                         -- DOLLAR ROLL TRANSACTIONS --
The Balanced Fund and the Bond Fund may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions consist of the sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, the Fund is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially involve only a firm commitment agreement by the Fund to buy a security. The Balanced Fund and the Bond Fund will not use such transactions for leveraging purposes, and accordingly, will segregate cash, U.S. Government securities, or other high grade debt obligations in an amount sufficient to meet their purchase obligations under these transactions.

                            -- LOAN TRANSACTIONS --
The Bond Fund, the Real Estate Fund, and the High Yield Fund may lend their portfolio securities to qualified institutional investors for the short-term purpose of realizing additional income. The aggregate value of all securities loaned may not exceed 33 1/3% of a Fund's total assets, and such loans will be collateralized by cash, cash equivalents, or an irrevocable letter of credit in accordance with regulations adopted by the Securities and Exchange Commission. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by a Fund's management to have a satisfactory credit rating. For more information on loan transactions, see the Statement of Additional Information.


                               -- BOND RATINGS --
MOODY'S bond ratings:

Aaa -- Best quality; smallest degree of investment risk.

Aa -- High quality by all standards; Aa and Aaa are known as high-grade bonds.

A -- Many favorable investment attributes; considered upper medium-grade obligations.

Baa -- Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba -- Speculative elements; future payments of interest and principal cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

B -- Generally lacking characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Poor standing, may be in default; elements of danger with respect to principal or interest.

Ca -- Speculative to a high degree; often in default or have other marked shortcomings.

C -- Lowest rated class of bonds; extremely poor prospects of ever attaining any real investment standing.

                                       -

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STANDARD & POOR'S bond ratings:

AAA -- Highest rating; extremely strong capacity to pay principal and interest.

AA -- Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

A -- Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

BB -- Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B -- Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC -- Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC -- Typically subordinated to senior debt that is assigned an actual or implied CCC rating.

C -- Typically subordinated to senior debt that is assigned an actual or implied CCC-debt rating.

C1 -- No interest is being paid.

Bonds rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       -

                                      [LOGO]

                                 COLUMBIA FUNDS

       ------------------------------------------------------------------
                                   DIRECTORS
                  --------------------------------------------

                                James C. George
                             J. Jerry Inskeep, Jr.
                                  John A. Kemp
                              Thomas R. Mackenzie
                                James F. Rippey
                              Richard L. Woolworth

       ------------------------------------------------------------------
                                    OFFICERS
                  --------------------------------------------

                        J. Jerry Inskeep, Jr., Chairman
                            John A. Kemp, President
                    George L. Hanseth, Senior Vice President
                       Albert D. Corrado, Vice President
                       Lawrence S. Viehl, Vice President
                           Jeff B. Curtis, Secretary

       ------------------------------------------------------------------
                               INVESTMENT ADVISOR
                  --------------------------------------------

                       COLUMBIA FUNDS MANAGEMENT COMPANY
                             1300 S.W. Sixth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350

       ------------------------------------------------------------------
                                 LEGAL COUNSEL
                  --------------------------------------------


                               STOEL RIVES L.L.P.
                       900 S.W. Fifth Avenue, Suite 2300
                          Portland, Oregon 97204-1268


       ------------------------------------------------------------------
                                    AUDITORS
                  --------------------------------------------

                            COOPERS & LYBRAND L.L.P.
                          2700 First Interstate Tower
                             Portland, Oregon 97201

       ------------------------------------------------------------------
                                 TRANSFER AGENT
                  --------------------------------------------

                             COLUMBIA TRUST COMPANY
                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350

________________________________________________________________________________

                     COLUMBIA COMMON STOCK FUND, INC.
                       COLUMBIA GROWTH FUND, INC.
                 COLUMBIA INTERNATIONAL STOCK FUND, INC.
                      COLUMBIA SPECIAL FUND, INC.
                 COLUMBIA REAL ESTATE EQUITY FUND, INC.
                       COLUMBIA BALANCED FUND, INC.
                      COLUMBIA DAILY INCOME COMPANY
              COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC.
               COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                    COLUMBIA MUNICIPAL BOND FUND, INC.
                     COLUMBIA HIGH YIELD FUND, INC.
________________________________________________________________________________

                  STATEMENT OF ADDITIONAL INFORMATION


                      Columbia Financial Center

                       1301 S.W. Fifth Avenue
                            P.O. Box 1350
                       Portland, Oregon  97207
                           1-800-547-1707


     This Statement of Additional Information contains information relating to eleven mutual funds: Columbia Common Stock Fund, Inc. (the "Common Stock Fund"), Columbia Growth Fund, Inc. (the "Growth Fund"), Columbia International Stock Fund, Inc. (the "International Stock Fund"), Columbia Special Fund, Inc. (the "Special Fund"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund"), Columbia Balanced Fund, Inc. (the "Balanced Fund"), Columbia Daily Income Company (the "Money Market Fund"), Columbia U.S. Government Securities Fund, Inc. (the "Government Bond Fund"), Columbia Fixed Income Securities Fund, Inc. (the "Bond Fund"), Columbia Municipal Bond Fund, Inc. (the "Municipal Bond Fund"), and Columbia High Yield Fund, Inc. (the "High Yield Fund"). The terms Fund or Funds when used in this Statement of Additional Information refer to these funds. Each of the Funds is an open-end investment company of the management type. Each Fund is a diversified fund except for the Municipal Bond Fund, which is a nondiversified fund due to its concentration in Oregon municipal bonds. Each Fund is a separate Oregon corporation and has a specific investment objective.


     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 22, 1996 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon written request to any of the Funds or by calling 1-800-547-1707.


                               February 23, 1996

________________________________________________________________________________

                               TABLE OF CONTENTS
________________________________________________________________________________


Management . . . . . . . . . . . . . . . . . . . . . . . 2
Investment Advisory and Other Fees Paid to Affiliates. . 4
Portfolio Transactions . . . . . . . . . . . . . . . . . 5
Redemptions. . . . . . . . . . . . . . . . . . . . . . . 6
Custodians . . . . . . . . . . . . . . . . . . . . . . . 7
Accounting Services and Financial Statements . . . . . . 8
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . 8
Yield and Performance. . . . . . . . . . . . . . . . . . 15
Investment Restrictions. . . . . . . . . . . . . . . . . 18
Additional Information Regarding Certain
  Investments by the Funds . . . . . . . . . . . . . . . 33

______________________________________________________________________________

MANAGEMENT
______________________________________________________________________________

     The directors and officers of the Funds are listed below, together with their principal business occupations. All principal business occupations have been held for more than five years, except that positions with the Common Stock Fund and the Balanced Fund, the International Stock Fund, the High Yield Fund, and the Real Estate Fund have been held since July 1991, July 1992, July 1993, and January 1994, respectively, and except as otherwise indicated.

J. JERRY INSKEEP, JR.,*+ Chairman and Director of each Fund; Chairman, Director, and a principal shareholder of Columbia Funds Management Company (the "Advisor") and Columbia Management Co.; Chairman and Director of Columbia Trust Company (the "Trust Company"); Director of Columbia Financial Center Incorporated ("Columbia Financial"); Chairman and Trustee of CMC Fund Trust ("CMC Trust").

JAMES F. RIPPEY,*+ Director of each Fund; President, Director, and a principal shareholder of the Advisor and Columbia Management Co.; President and a Director of the Trust Company; President and Trustee of CMC Trust.

JAMES C. GEORGE, Director of each Fund (since June 1994). Mr. George, the former Investment Manager of the Oregon State Treasury (1962-1992), is an investment consultant; 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

JOHN A. KEMP,* Director (since June 1994) and President of each Fund; Senior Vice President and Director of the Advisor, Columbia Management Co., and the Trust Company; Senior Vice President, Treasurer, and Director of Columbia Financial; Vice President and Trustee of CMC Trust.

THOMAS R. MACKENZIE, Director of each Fund. Mr. Mackenzie is Chairman of the Board of Directors of Mackenzie Engineering Incorporated, consulting engineers; 0690 S.W. Bancroft Street, Portland, Oregon 97201.

RICHARD L. WOOLWORTH,+ Director of each Fund (since January 1992). Mr. Woolworth is Chairman, President and Chief Executive Officer of The Benchmark Group, health insurers; 100 S.W. Market Street, Portland, Oregon 97201.

GEORGE L. HANSETH,* Senior Vice President and Treasurer of each Fund; Vice President and Director of the Advisor, Columbia Management Co., and the Trust Company; President and Director of Columbia Financial; Vice President and Trustee of CMC Trust.

ALBERT D. CORRADO,* Vice President of each Fund; Vice President of the Advisor and the Trust Company.

LAWRENCE S. VIEHL,* Vice President of each Fund, the Advisor, Columbia Management Co., the Trust Company, and CMC Trust.

JEFF B. CURTIS,* Secretary of each Fund and CMC Trust (since April 1994); General Counsel and Secretary of the Advisor, Columbia Management Co., the Trust Company, and Columbia Financial (since March 1993). Attorney with Stoel Rives (1986-1993), a law firm in Portland, Oregon


     *These officers and directors are "interested persons" as defined by the Investment Company Act of 1940 and receive no directors fees or salaries from the Funds. Their business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

     +Members of the Executive Committee. The Executive Committee has all powers of the Board of Directors when the Board is not in session, except as limited by law.

     Columbia Financial, a registered securities broker and a member of the National Association of Securities Dealers, Inc., is authorized under a distribution agreement with each Fund to sell shares of that Fund. Columbia Financial does not charge any fees or commissions to investors or the Funds for the sale of shares of a Fund.

     At February 1, 1996, officers and directors of each of the respective Funds owned of record or beneficially the aggregate number of shares of each of the respective Funds as set forth below.

                                                        PERCENTAGE OF
                                                        TOTAL SHARES
             FUND                          SHARES*       OUTSTANDING
             ----                          ------       -------------

        Common Stock Fund               274,790.774        1.4%
        Growth Fund                     316,021.438        1.1%
        International Stock Fund        136,554.735        1.7%
        Special Fund                    308,511.199        0.5%
        Real Estate Fund                240,701.803       13.2%
        Balanced Fund                   266,787.299        1.1%
        Money Market Fund            33,377,791.890        4.3%
        Government Bond Fund             71,771.918        1.4%
        Bond Fund                       152,412.536        0.6%
        Municipal Bond Fund           1,018,309.569        3.3%
        High Yield Fund                 135,642.015        5.5%

* Includes shares held by the Advisor and Columbia Management Co.

     At January 31, 1996, to the knowledge of the Funds, no person owned of record or beneficially more than 5 percent of the outstanding shares of any Fund except as follows: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, which owned 1,619,579.069 shares of the Bond Fund (6.9 percent of the total shares outstanding), and 5,832,724.296 shares of the Special Fund (8.9 percent of the total shares outstanding); Standard Insurance Co., P.O. Box 711, Portland, Oregon 97207, which owned 664,588.143 shares of the Government Bond Fund (13.1 percent of the total shares outstanding); Brigham Young University, C-242 ASB, Provo, Utah 84602, which owned 1,115,573.551 shares of the Common Stock Fund (5.6 percent of the total shares outstanding); J. Jerry Inskeep, Jr., P.O. Box 1350, Portland, Oregon 97207, who owned 104,410.124 shares of the Real Estate Fund (5.7 percent of the total shares outstanding); Bankers Trust Co. of CA as Trustee, 300 S. Grand Ave., Los Angeles, CA 90071, which which owned 4,629,993.826 shares of the Common Stock Fund (23.2 percent of the total shares outstanding); and First Interstate Bank, as Trustee, PO Box 9800, Calabasas, CA 91302, which owned 1,497,164.065 shares of the Balanced Fund (6.0 percent of the total shares outstanding).

______________________________________________________________________________

                      INVESTMENT ADVISORY AND OTHER FEES
                            PAID TO AFFILIATES
______________________________________________________________________________


     Information regarding services performed by the Advisor for the Funds and the formula for calculating the fees are set forth in the Prospectus under "Fund Management." Advisory fees paid by each of the Funds for each of the last three years were:


FUND                          1995                1994                  1993
----                          ----                ----                  ----

Common Stock Fund         $1,453,843            $698,094              $481,722
Growth Fund               $4,483,699          $3,848,301            $3,719,730
International Stock Fund  $1,013,873          $1,166,165              $349,780
Special Fund             $10,125,466          $7,771,263            $5,932,986
Real Estate Fund            $138,673           $77,003 *                ---
Balanced Fund             $1,871,284          $1,146,605              $699,672
Money Market Fund         $3,611,202          $3,060,583            $2,693,420
Government Bond Fund        $187,343            $172,703              $183,335
Bond Fund                 $1,413,769          $1,345,156            $1,465,680
Municipal Bond Fund       $1,840,676          $1,921,227            $1,975,560
High Yield Fund             $109,022             $56,944              $7,114 *
     __________
     * For that portion of the year the Fund was in operation.

     The Advisor has entered into an agreement with Columbia Management Co. pursuant to which Columbia Management Co. provides the Advisor with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. Columbia Management Co., upon receipt of specific instructions from the Advisor, contacts brokerage firms to effect securities transactions for the Funds. The Advisor pays Columbia Management Co. a fee for this service. No amounts are paid by the Funds to Columbia Management Co. pursuant to the agreement, and Fund expenses are not increased as a result of this agreement.

     The Trust Company, of which the Advisor is a principal shareholder and certain officers of the Funds are minority shareholders, acts as custodian of certain Individual Retirement Accounts (IRAs) and sponsor of Prototype Money Purchase Pension and Profit Sharing Plans that invest in the Funds. The Trust Company charges account holders an annual fee of $25 per IRA account (fee is waived for accounts over $25,000) and a retirement plan setup fee of $100 and an annual fee of $50.

     The Trust Company also acts as transfer agent and dividend crediting agent for each of the Funds. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Funds upon request and records and disburses dividends. Each Fund, other than the Money Market Fund, pays the Trust Company a per-account fee of $1.00 per month for each shareholder account existing at any time during the month. The Money Market Fund pays the Trust Company a per-account fee of $1.50 per month for the first 25,000 accounts existing at any time during the month, $1.00 per month for the next 25,000 accounts, $.75 per month for the next 25,000 accounts, and $.50 per month for all accounts in excess of 75,000. In addition, each Fund pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreements and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under the agreements. Fees paid to the Trust Company for services performed in 1995 under the transfer agent agreements were $151,994 for the Common Stock Fund, $445,028 for the Growth Fund, $178,755 for the International Stock Fund, $590,067 for the Special Fund, $17,103 for the Real Estate Fund, $232,573 for the Balanced Fund, $559,551 for the Money Market Fund, $32,348 for the Government Bond Fund,

$163,387 for the Bond Fund, $83,607 for the Municipal Bond Fund, and $15,324 for the High Yield Fund.

_______________________________________________________________________________

                             PORTFOLIO TRANSACTIONS
_______________________________________________________________________________

     Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or a Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. The historical portfolio turnover rates for each Fund is disclosed in the Prospectus under "Financial Highlights."

     Securities owned by the Funds may be purchased with brokerage commissions or on a principal basis without brokerage commissions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Each Fund that may purchase foreign securities pursuant to its investment policy anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. In most international markets, commission rates are not negotiable and may be higher than negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include:
advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. While the Funds have no arrangements or formulas as to either the allocation of brokerage transactions or commission rates paid thereon, a commission in excess of the amount of commission another broker or dealer would have charged for effecting that transaction may be paid by a Fund if management of that Fund determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to that Fund.

     Allocation of transactions to obtain research services for the Advisor enables the Advisor to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Advisor that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Advisor by a Fund would not be reduced as a result of the receipt of such information and services by a Fund. The receipt of research services from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Funds or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to a Fund. Total brokerage commissions paid by each of the respective Funds for each of the last three years were:


FUND                          1995            1994            1993
----                          ----            ----            ----

Common Stock Fund           $686,464         $228,382        $262,438
Growth Fund               $1,718,227       $1,123,285      $1,349,280
International Stock Fund    $925,886         $861,944        $448,263

Special Fund              $5,161,705       $4,276,852      $2,402,001
Real Estate Fund             $47,879        $37,624 *           ---
Balanced Fund               $472,821         $251,005        $265,988
__________
     * For that portion of the year the Fund was in operation.

No brokerage commissions were paid by the Money Market Fund, the Government Bond Fund, the Bond Fund, the Municipal Bond Fund, or the High Yield Fund during the last three years.

     The Board of Directors of each Fund will from time to time review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and, if so, determine, in the exercise of its business judgment, whether it would be advisable for the Fund to seek such recapture.

     Although the officers and directors of each Fund are the same, investment decisions for each Fund are made independently from those of the other Funds or accounts managed by Columbia Management Co. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Funds or accounts will be made on an equitable basis.

     Since 1967, the Advisor and the Funds have had a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all employees of the Advisor and the Funds. The purpose of the Code is to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or take unfair advantage of their relationship with the Advisor or the Funds. The specific standards included in the Code (as amended) include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval on private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by a Fund over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Advisor's Ethics Committee to monitor that compliance.

     The Advisor and the Funds have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee of the Advisor or the Funds from trading, either personally or on behalf of others (including the Funds), on material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


______________________________________________________________________________

                               REDEMPTIONS
______________________________________________________________________________


     Information regarding redemptions is set forth in the Prospectus under "Investor Services -- How to Redeem (Sell) Shares." As discussed under "Investor Services -- Account Privileges -- Telephone Redemptions" in the Prospectus, the Funds do not accept responsibility for the authenticity of telephone instructions relating to redemptions and, accordingly, shareholders who have approved telephone redemption assume the risk of any losses due to fraudulent telephone instructions that a Fund reasonably believes to be genuine. The Funds employ certain procedures to determine if telephone instructions are genuine, including requesting personal shareholder information prior to acting on telephone instructions, providing written confirmations of each telephone transaction, and recording all telephone instructions. A Fund may be liable for losses due to fraudulent telephone instructions if it fails to follow these procedures.

     A Fund may suspend the determination of net asset value and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of its net assets, or (4) as the Securities and Exchange Commission may by order permit for the protection of security holders, provided that applicable rules and regulations of the Securities and Exchange Commission which govern as to whether the conditions prescribed in (2) or (3) exist are complied with. The New York Stock Exchange observes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.


______________________________________________________________________________

                                 CUSTODIANS
______________________________________________________________________________


     United States National Bank of Oregon ("USNB" or "Custodian"), 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as the general Custodian for each Fund, except the International Stock Fund. USNB provides custody services to the International Stock Fund with respect to domestic securities held by that Fund. Morgan Stanley Trust Company ("Morgan Stanley" or "Custodian"), One Pierrepont Plaza, Brooklyn, New York 11201, acts as the general Custodian for the International Stock Fund and provides custody services to those Funds that invest in foreign securities. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver (against payment) securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Funds. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

     Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Morgan Stanley (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities of the Funds has been approved by the Board of Directors of the Funds in accordance with regulations under the Investment Company Act of 1940.

     The Board of Directors reviews, at least annually, whether it is in the best interest of the Funds and their shareholders to maintain Fund assets, in each of the countries in which the Funds invest, with particular foreign sub-custodians in those countries, pursuant to contracts between the foreign sub-custodians and Morgan Stanley. The review includes an assessment of the risk of holding Fund assets in that country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of the foreign sub-custodian, and the impact of local laws on the custody arrangement. The Board of Directors of each Fund that may purchase foreign securities is aided in its review by Morgan Stanley, which has assembled the network of foreign sub-custodians used by those Funds, as well as by the Advisor and counsel. With respect to foreign sub-custodians, however, there can be no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the administrative risks involved in holding assets abroad are greater than those associated with investing in the United States.

______________________________________________________________________________

               ACCOUNTING SERVICES AND FINANCIAL STATEMENTS
______________________________________________________________________________


     The financial statements of each Fund for the year ended December 31, 1995, the selected per share data and ratios under the caption "Financial Highlights," and the report of Coopers & Lybrand L.L.P., independent accountants, are included in the 1995 Annual Report to Shareholders of the Funds. A copy of the 1995 Annual Report to Shareholders accompanies this Statement of Additional Information and is incorporated herein by reference. Coopers & Lybrand L.L.P., 2700 First Interstate Tower, Portland, Oregon 97201, in addition to examining the financial statements of the Funds, assists in the preparation of the tax returns of the Funds and in certain other matters.

______________________________________________________________________________

                                  TAXES
______________________________________________________________________________

FEDERAL INCOME TAXES

     Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test");

     (b) derive less than 30 percent of its gross income from the sale or other disposition of any of the following, if held for less than three months: stock, securities, foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities), or certain other assets (the "30 Percent Test"); and

     (c) diversify its holdings so that, at the end of each quarter, (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

     SPECIAL ASPECTS OF 90 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY.
For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

     Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

     Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction (1) that a Fund properly identifies as a hedging transaction, (2) that is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

     SPECIAL ASPECTS OF 30 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY. A Fund may choose to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so to avoid realizing excessive gains on securities or currencies held less than three months and not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). In the case of a designated hedge, increases and decreases during the period of the hedge in the value of positions that are part of the designated hedge are netted for purposes of the 30 Percent Test. A designated hedge for these purposes is generally an option to sell or a contract that reduces a taxpayer's risk of loss and that the taxpayer clearly identifies.

     Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement), and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

     If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     MUNICIPAL BOND FUND. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under
Section 103 of the Code.  For purposes of this Statement of

Additional Information, the term "tax-exempt interest" refers to interest that is not includible in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Municipal Bond Fund intends to have at least 50 percent of the value of its total assets at the close of each quarter of its taxable year consist of obligations the interest on which is not includible in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

     Distributions properly designated by the Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other possessions of the United States) will not be includible by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds will be taxable to shareholders as ordinary income.

     Any loss realized upon the redemption of shares of the Municipal Bond Fund less than six months from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

     Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28% alternative minimum tax for individuals and the 20% alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to "adjusted current earnings" and without regard to any "alternative tax net operating loss"). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, ALL exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12% on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.

     In some cases, exempt-interest dividends paid by the Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

     Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

     "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. No investigation as to the substantial users of the facilities financed by bonds in the

Municipal Bond Fund's portfolio will be made by the Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Municipal Bond Fund.

     At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includible in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

     If the Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

     Shares of the Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

     From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Municipal Bond Fund and the value of portfolio securities held by the Municipal Bond Fund would be affected.

     OTHER FUNDS. Shareholders of Funds other than the Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Common Stock Fund, the Growth Fund, the International Stock Fund, the Special Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of eligible dividends received from a Fund by a shareholder. However, distributions from the Money Market Fund, the Bond Fund, the Government Bond Fund and the High Yield Fund are unlikely to so qualify because the income of these Funds consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITS"), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

     GENERAL CONSIDERATIONS. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than 6 months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings. This tax result is extremely unlikely in the case of the Money Market Fund, which distributes its earnings daily and has few or no capital gains.

     Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 31 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

     If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will NOT apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company."
Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

     The Funds may purchase zero coupon bonds and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a fund recognizes original-issue-discount income ratably over the life of the bond even though the fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

FOREIGN INCOME TAXES

     The International Stock Fund invests in the securities of foreign corporations and issuers. To a lesser extent, the Common Stock Fund, the Growth Fund, the Special Fund, the Balanced Fund, and the High Yield Fund may also invest in such foreign securities. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

     The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so. None of the other Columbia Funds that may invest in foreign securities will qualify under Section 853 of the Code.

     As a result of the Section 853 election, shareholders of the International Stock Fund will be able to claim a credit or deduction on their income tax returns for, and will be required to include in income in addition to taxable distributions actually received, their pro rata portions of the income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of
Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with an individual tax advisor.

     No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.


     Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in certain non-U.S. corporations that receive at least 75 percent of their annual gross income from passive sources (such as sources that produce certain interest, dividends, royalties, capital gains, or rental income) or hold at least 50 percent of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by a Fund is distributed to its shareholders in a timely manner. A Fund would not be able to pass through to its shareholders any credit or deduction for such tax. Accordingly, each Fund expects to limit its investments in such passive foreign investment companies and expects to attempt to undertake appropriate actions to limit its tax liability, if any, with respect to such investments. The Internal Revenue Service has proposed regulations that, if adopted, will allow a regulated investment company to avoid the tax and interest charge with respect to a passive foreign investment company by electing to mark the stock to market each year.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS THAT INVEST IN REMICS.

     The Real Estate Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess exclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and
(iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

STATE INCOME TAXES

     MUNICIPAL BOND FUND. Individuals, trusts, and estates resident in Oregon will not be subject to the Oregon personal income tax on distributions from the Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, these individuals, trusts, and estates will be subject to the Oregon personal income tax on distributions from the Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states other than Oregon. Furthermore, it is expected that CORPORATIONS subject to the Oregon corporation excise tax will be subject to that tax on income from the Municipal Bond Fund, including income that is exempt for federal purposes. Local taxes and the tax consequences to nonresidents and part-year residents are beyond the scope of this discussion.

     The exemption of certain interest income for federal income tax purposes will not necessarily result in a similar exemption under the laws of a particular state or local taxing authority. Each shareholder should consult a tax advisor in this regard. Capital gains distributed to shareholders will generally be subject to state and local taxes. The Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Municipal Bond Fund during the preceding year.

     Oregon generally taxes corporations on interest income from municipal bonds. The Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise taxes.

     GOVERNMENT BOND FUND. Individuals, trusts, and estates resident in Oregon will not be subject to Oregon personal income taxes on dividends properly designated by the Government Bond Fund as derived from interest on U.S. government obligations. See ORS 316.683. If a shareholder pays deductible interest on debt incurred to carry shares of the Government Bond Fund, the amount of the tax-exempt dividends for state tax purposes will be reduced. If a shareholder sells shares of the Government Bond Fund at a loss after holding them for six months or less, the loss will be disallowed for state purposes to the extent of the tax-exempt dividends received by the shareholder. The laws of other states may differ, and persons subject to tax in other states should consult their personal tax advisors.

     OTHER FUNDS. The state tax consequences of investments in the Funds, other than Oregon state tax consequences with respect to the Municipal Bond Fund and the Government Bond Fund, are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

     This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.


______________________________________________________________________________

                           YIELD AND PERFORMANCE
______________________________________________________________________________

     The Funds will from time to time advertise or quote their respective yields and total return performance. These figures represent historical data and are calculated according to Securities and Exchange Commission ("SEC") rules standardizing such computations. The investment return and principal value (except, under normal circumstances, for the Money Market Fund) will fluctuate so that shares when redeemed may be worth more or less than their original cost.

THE MONEY MARKET FUND

     Current yield is calculated by dividing the net change in the value of an account of one share during an identified seven-calendar-day period by the value of the one share account at the beginning of the same period ($1.00) and multiplying that base period return by 365/7, I.E.:

NET CHANGE IN VALUE OF ACCOUNT OF ONE SHARE x 365 = Current
                                              ---
 value of account at beginning of period       7     Yield

     Compounded effective yield is calculated by daily compounding of the base period return referred to above. This calculation is made by adding 1 to the base period return, raising the sum to a number equal to 365 divided by 7, and subtracting 1 from the result, I.E.:

                        365
                        ---
(base period return + 1) 7  -1 = Compounded Effective Yield

     The determination of net change in the value of an account for purposes of the Money Market Fund yield calculations reflects the value of additional shares purchased with income dividends from the original share and income dividends declared on both the original share and the additional shares. The determination of net change does not reflect realized gains or losses from the sale of securities or unrealized appreciation or depreciation. The Money Market Fund includes unrealized appreciation or depreciation, as well as realized gains or losses, in the determination of actual daily dividends. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

THE COMMON STOCK FUND, THE REAL ESTATE FUND, THE BALANCED FUND, AND THE BOND
FUNDS

     Current yields of the Common Stock Fund, the Real Estate Fund, the Balanced Fund, the Government Bond Fund, the Bond Fund, the Municipal Bond Fund, and the High Yield Fund are calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                                      6
                 Yield = 2 [( a-b + 1)  -1]
                              ---
                               cd

Where: a =    dividends and interest earned during the period.

       b =    expenses accrued for the period.

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period.

     The Funds use generally accepted accounting principles in determining actual income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

     The Municipal Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal combined Oregon and federal income tax rates, calculated according to the following formula:

Tax Equivalent Yield =  a  +  c  + e
                       ---   ---
                       1-b   1-d

Where:a =     that portion of the current yield of the Fund that is exempt from federal and Oregon income tax.

       b = highest then-existing marginal combined Federal and Oregon income tax rate.

       c = that portion of the current yield of the Fund that is only exempt from federal gross income tax.

       d =    highest then-existing federal income tax rate.

       e = that portion of the current yield of the Fund that is not tax exempt.

     The Municipal Bond Fund may also publish a tax equivalent yield for nonresidents of Oregon that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results of the highest then-existing marginal federal income tax rate, calculated according to the following formula:

Tax Equivalent Yield =  a  + c
                       ---
                       1-b

Where: a =    that portion of the current yield of the Fund that is exempt from federal income tax.

       b =    highest then-existing marginal federal income tax rate.

       c = that portion of the current yield of the Fund that is not tax exempt.

     The Government Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal Oregon income tax rate, calculated according to the following formula:

Tax Equivalent Yield =  a  + c
                       ---
                       1-b

Where: a =   that portion of the current yield of the Fund that is exempt from Oregon income tax.

       b =    highest then existing marginal Oregon income tax rate.

       c = that portion of the current yield of the Fund that is not exempt from Oregon income tax.

     The Funds may also publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1+T)n  = ERV

Where: P =    a hypothetical initial payment of $1000

       T =    average annual total return

       n =    number of years

     ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, and 10-year periods (or fractional portion thereof)

     Total return figures may also be published for recent 1, 5, and 10-year periods where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value.

     If a Fund's registration statement under the Investment Company Act of 1940 has been in effect less than 1, 5, or 10 years, the time period during which the registration statement has been in effect will be substituted for the periods stated.

     The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Lipper Analytical Services, Inc., Schabacker's Total Investment Service, Barron's, Business Week, Changing Times, The Financial Times, Financial World, Forbes, Investor's Daily, Money, Morningstar, Inc., Personal Investor, The Economist, The Wall Street Journal, and USA Today. These ranking services and publications rank the performance of the Funds against all other funds over specified periods and against funds in specified categories.


     The Funds may also compare their performance to that of a recognized stock or bond index including the Standard & Poor's 500, Dow Jones, Russell, and Nasdaq stock indices, the NAREIT Equity Index, and the Shearson Lehman and Salomon bond indices, or, with respect to the International Stock Fund, a suitable international index, such as the Morgan Stanley Capital International Europe, Australia, Far East Index or the FT-Actuaries Europe-Pacific Index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.



     In addition, the Funds may also compare their performance to other income-producing securities such as (i) money market funds; (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts, and other accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields, some of which are summarized below.


     The yields of the Funds are not fixed and will fluctuate. The principal value of your investment in each Fund (except, under normal circumstances, the Money Market Fund) at redemption may be more or less than its original cost. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit and other similar accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.


______________________________________________________________________________

                          INVESTMENT RESTRICTIONS
______________________________________________________________________________


     The Prospectus sets forth the investment objectives and certain restrictions applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. A Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

COLUMBIA COMMON STOCK FUND, INC.

The Common Stock Fund may not:

     1. Buy or sell commodities. However, the Common Stock Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

     2.   Concentrate investments in any industry.  However, the Common
Stock Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Common Stock Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. The Common Stock Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Common Stock Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Common Stock Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Common Stock Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Common Stock Fund.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Common Stock Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Common Stock Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Common Stock Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years' continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Common Stock Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 11, 12, and 14) permit specified practices but limit the portion of the Common Stock Fund's assets that may be so invested. During the last year, the Common Stock Fund did not engage in any of these permitted practices and has no current intention of doing so in the foreseeable future.

COLUMBIA GROWTH FUND, INC.

The Growth Fund may not:

     1.   Buy or sell commodities or commodity contracts.

     2. Concentrate more than 25 percent of its investments in any one industry.

     3. Buy or sell real estate. (However, the Growth Fund may buy readily marketable securities such as Real Estate Investment Trusts.)

     4. Make loans, except through the purchase of a portion of an issue of publicly distributed debt securities.

     5. Hold more than 5 percent of the voting securities of any one company.

     6. Purchase the securities of any issuer if the purchase at the time thereof would cause more than 5 percent of the assets of the Growth Fund (taken at value) to be invested in the securities of that issuer, except U.S. Government bonds.

     7. Purchase securities of any issuer when those officers and directors of the Growth Fund who individually own 1/2 of 1 percent of the securities of that issuer together own 5 percent or more.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities issued by others except as it may be deemed to be an underwriter of restricted securities.

     11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks for extraordinary or emergency purposes.

     12. Invest more than 5 percent of its total assets at cost in the securities of companies which (with predecessor companies) have a record of less than three years of continuous operation and equity securities which are not readily marketable.

     13.  Invest in companies for purposes of control or management.

     14.  Buy securities on margin or make short sales.

     15. Invest more than 5 percent of the value of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not saleable.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices.
Other policies (paragraphs 11, 12, and 15) permit specified practices but limit the portion of the Growth Fund's assets that may be so invested. During the last year, the Growth Fund did not engage in any of these permitted practices and has no current intention of doing so in the foreseeable future.

COLUMBIA INTERNATIONAL STOCK FUND, INC.

The International Stock Fund may not:

     1. Buy or sell commodities. However, the International Stock Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15, and may enter into foreign currency transactions.

     2. Concentrate investments in any industry. However, the International Stock Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the International Stock Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

     5. The International Stock Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the International Stock Fund and, therefore, are not subject to the above investment restriction.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the International Stock Fund.

     7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75 percent of the assets of the International Stock Fund.

     8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3 percent of the total outstanding voting stock of such company is owned by the Fund, (ii) 5 percent of the International Stock Fund's total assets would be invested in any one such company, and (iii) 10 percent of the International Stock Fund's total assets would be invested in such securities.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the International Stock Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the International Stock Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The International Stock Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.


     12. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the International Stock Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that the International Stock Fund owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the International Stock Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices.
Other policies (paragraphs 5, 8, 11, 12, and 14) permit specified practices but limit the portion of the International Stock Fund's assets that may be so invested. Subject to the investment restriction, the International Stock Fund expects to engage in the practices described in paragraphs 5 (restricted securities) and 8 (investment companies). The International Stock Fund has no intention of engaging in the other permitted practices in the foreseeable future.

COLUMBIA SPECIAL FUND, INC.

The Special Fund may not:

     1. Buy or sell commodities. However, the Special Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

     2.  Concentrate investments in any industry.  However, the Special
Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Special Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. The Special Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Special Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Special Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Special Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Special Fund.

     8.  Purchase securities of other open-end investment companies.

     9.  Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Special Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Special Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net assets value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Special Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years' continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Special Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices.
Other policies (paragraphs 5, 11, 12, and 14) permit specified practices but limit the portion of the Special Fund's assets that may be so invested. Other than paragraph 12, the Special Fund did not engage in any of these permitted practices during the last year and has no current intention of doing so in the foreseeable future.

COLUMBIA REAL ESTATE EQUITY FUND, INC.

     The Real Estate Fund may not:

     1.  Buy or sell commodities or commodity futures contracts.

     2. Buy or sell real estate. However, the Real Estate Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     3   Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Real Estate Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

     4. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Real Estate Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Real Estate Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Real Estate Fund and, in that event, will not be subject to the above investment restriction.

     5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Real Estate Fund.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Real Estate Fund.

     7. Purchase or retain securities of an issuer if those officers or directors of the Real Estate Fund or the Advisor who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

     8.  Purchase securities of other open-end investment companies.

     9.  Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except the Real Estate Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Real Estate Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money except as a temporary measure for extraordinary or emergency purposes. The Real Estate Fund's borrowings may not exceed 5% of its gross assets valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets if the market value of such assets exceeds 10% of the gross assets, valued at cost, of the Real Estate Fund.

     12. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Real Estate Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     13. Invest in companies to exercise control or management.

     14. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     15. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Real Estate Fund's net assets valued at market may, at any time, be held as collateral for such sales.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Real Estate Fund may own securities of companies engaged in those businesses.

     17. Concentrate investments in any one industry, except that the Real Estate Fund will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry.

     Some of the practices described above prohibit particular practices. Certain policies described in paragraphs 3, 4, 5, 11, 12, and 15 permit specified practices but limit the portion of the Real Estate Fund's assets that may be so invested. During the last year, the Real Estate Fund did not engage in any of these permitted practices, other than paragraph 12, and has no current intention of doing so in the foreseeable future.

COLUMBIA BALANCED FUND, INC.

The Balanced Fund may not:

     1. Buy or sell commodities. However, the Balanced Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15

     2.   Concentrate investments in any industry.  However, the Balanced
Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Balanced Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. The Balanced Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Balanced Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Balanced Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Balanced Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Balanced Fund.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Balanced Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Balanced Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net assets value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Balanced Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years' continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Balanced Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     17.Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices.
Other policies (paragraphs 5, 11, 12, and 14) permit specified practices but limit the portion of the Balanced Fund's assets that may be so invested. Subject to the investment restriction, the Balanced Fund expects to engage in the practices described in paragraph 5 (restricted securities). (See the Prospectus for additional information.) The Balanced Fund has no intention of engaging in the other permitted practices in the foreseeable future.

COLUMBIA DAILY INCOME COMPANY

The Money Market Fund may not:

     1. Borrow money to improve portfolio yield except as a temporary measure to avoid disruptive redemptions, and not for investment purposes. Borrowings will not exceed 33 1/3 percent of total assets and will be repaid from the proceeds of sales of the Money Market Fund's shares or as maturities allow.

     2. Underwrite securities issued by others except as it may be deemed to be an underwriter in a sale of restricted securities.

     3. Invest more than 5 percent of its assets (exclusive of obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof) in the securities of any one issuer. The Money Market Fund may invest up to 100 percent of its total assets in obligations of U.S. banks which are members of the Federal Reserve System. However, the Money Market Fund will not invest more than 25 percent of its assets in any other single industry.

     4.   Buy or sell real estate.

     5.   Buy or sell commodities or commodity contracts.

     6. Make loans to others (the purchase of obligations in which the Money Market Fund is authorized to invest will not constitute loans) except that the Money Market Fund may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the United States Government or any agency or instrumentality thereof if no more than 10 percent of the Money Market Fund's total assets would be subject to such repurchase agreements maturing in more than seven days.

     7. Purchase common stocks, preferred stocks, warrants, or other equity securities.

     8.   Purchase securities on margin.

     9.   Sell securities short.

     10.  Write or purchase put or call options.

     11. Purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market, except that 10 percent of the Money Market Fund's total assets may be invested in repurchase agreements maturing in more than seven days.

     12.  Invest in companies to exercise control or management.

     13. Invest in the securities of other investment companies, except those acquired as part of a merger, consolidation, or acquisition of assets.

     Some of the policies described above prohibit particular practices.
Other policies (paragraphs 1, 6, and 11) permit specified practices but limit the portion of the Money Market Fund's assets that may be so invested. The Money Market Fund has not engaged in these permitted practices during the last year and has no current intention of doing so in the foreseeable future.

INVESTMENT RESTRICTIONS UNDER RULE 2a-7

     Rule 2a-7 under the Investment Company Act of 1940 requires that all portfolio securities of a money market fund have at the time of purchase a maximum remaining maturity (as defined in the rule) of 13 months and that the fund maintain a dollar-weighted average portfolio maturity of not more than 90 days. The Money Market Fund, however, will be invested in short-term debt obligations maturing within 12 months. Rule 2a-7 further requires that investments by a money market fund must present minimal credit risk and, if rated, must be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the board of directors of the fund. Securities that are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. Under Rule 2a-7, a fund may not invest more than the greater of 1 percent of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer that were Second Tier Securities when acquired by the fund. In addition, a money market fund may not under Rule 2a-7 invest more than 5 percent of its total assets in securities that were Second Tier Securities when acquired.

     The Money Market Fund may not invest more than 5 percent of its total assets in the securities of any one issuer, except this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Money Market Fund may, however, invest more than 5 percent of its total assets in the First Tier Securities of a single issuer for up to three business days, although the Money Market Fund may not make more than one such investment at any one time.

     Investment policies by the Money Market Fund are in certain circumstances more restrictive than the restrictions under Rule 2a-7. In particular, investments by the Money Market Fund are restricted to the following:

     1. Securities issued or guaranteed as to principal and interest by the U.S. Government or issued or guaranteed by agencies or instrumentalities thereof and repurchase agreements relating to these securities.

     2. Commercial paper which, if rated by Standard & Poor's Corporation ("S&P") or Moody's Investor Services, Inc. ("Moody's"), is rated A-1 by S&P's and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Board of Directors of the Money Market Fund.

     3. Other corporate debt securities with remaining maturities of less than 12 months, including bonds and notes, of an issuer that has received ratings from S&P's and Moody's for its other short-term debt obligations as described in paragraph 2 above, where such corporate debt securities are comparable in priority and security to the rated short-term debt obligations or, if no ratings are available, where such corporate debt securities are determined to be of comparable quality under procedures approved by the Board of Directors of the Money Market Fund.

     4. Obligations of U.S. banks that are members of the Federal Reserve System and have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million and are determined by the Board of Directors of the Money Market Fund to be of comparable quality to the obligations described in paragraphs 2 or 3 above. Currently these obligations are certificates of deposit, bankers' acceptances, and letters of credit.

COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC.

The Government Bond Fund may not:

     1.   Issue senior securities, bonds, or debentures.

     2. Buy securities on margin, make short sales, or write put or call options.

     3. Borrow money in excess of five percent of its net asset value. Any borrowing must only be temporarily from banks or other lending institutions for extraordinary or emergency purposes.

     4. Pledge, hypothecate, or transfer in any manner, as security for indebtedness, any securities owned by the Government Bond Fund, except as necessary in connection with borrowings described in subparagraph 3 above. Any such pledge, hypothecation, or transfer may not exceed 10 percent of the Government Bond Fund's total assets, at the lesser of cost or market value.

     5. Underwrite securities of other issuers or acquire securities that must be registered under the Securities Act of 1933, as amended, before they may be sold to the public.

     6. Purchase securities that are other than direct obligations of the U.S. Government and repurchase agreements with respect to those obligations.

     7. Invest more than 10 percent of total assets in repurchase agreements.

     8. Purchase or sell real estate or real estate contracts, including futures contracts.

     9. Purchase or sell commodities or commodities contracts, including futures contracts.

     10. Purchase securities with maturities in excess of three years from the date of purchase.

     11. Make loans to other persons except by purchase of debt obligations in which the Government Bond Fund may invest and repurchase agreements with respect to those obligations.

     12.  Purchase securities of other investment companies.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 3, 4, and 7) permit specified practices but limit the portion of the Government Bond Fund's assets that may be so invested. Other than the practices indicated in paragraph 7, the Government Bond Fund has not engaged in any of these permitted practices during the last year and has no current intention of doing so in the foreseeable future.

COLUMBIA FIXED INCOME SECURITIES FUND, INC.

The Bond Fund may not:

     1.   Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry,
(b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (C/D's) and bankers' acceptances with maturities not greater than one year. C/D's and banker's acceptances will be limited to domestic banks which have total assets in excess of one billion dollars and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Bond Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Advisor.

     3. Buy or sell real estate. However, the Bond Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Bond Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. The Bond Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, if, as a result of such purchase, more than 10 percent of its total assets (taken at current value) are invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Bond Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Bond Fund.

     8. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an officer or director of the Bond Fund or of its advisor if, or so long as, the officers and directors of the Bond Fund and of its advisor together own beneficially more than 5 percent of any class of securities of the issuer.

     9.   Purchase securities of other open-end investment companies.

     10.  Issue senior securities, bonds, or debentures.

     11. Underwrite securities of other issuers, except the Bond Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Bond Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the value of the gross assets of the Bond Fund taken at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets taken at market to an extent greater than 10 percent of the value of the gross assets taken at cost of the Bond Fund.

     13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Bond Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14.  Invest in companies to exercise control or management.

     15. Buy any securities or other property on margin, or purchase or sell puts or calls, or combinations thereof.

     16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the value of the Bond Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     Some of the practices described above prohibit particular practices. Other policies (paragraphs 2, 4, 5, 12, 13, and 16) permit specified practices but limit the portion of the Bond Fund's assets that may be so invested. Subject to the investment restriction, the Bond Fund expects to engage in the practices described in paragraph 5 (restricted securities). (See the Prospectus for additional information.) The Bond Fund has no intention of engaging in the other permitted practices in the foreseeable future.

COLUMBIA MUNICIPAL BOND FUND, INC.

The Municipal Bond Fund may not:

     1. Buy or sell real estate, but this shall not prevent the Municipal Bond Fund from investing in municipal obligations secured by real estate or interests therein.

     2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Municipal Bond Fund's investment restrictions.

     3. Purchase more than 10 percent of the voting securities of any issuer.

     4.   Buy or sell commodities or commodity future contracts.

     5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Municipal Bond Fund is invested in such securities.

     6.   Issue senior securities, bonds, or debentures.

     7. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

     8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Municipal Bond Fund.

     9. Underwrite securities of other issuers, except that the Municipal Bond Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Municipal Bond Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

     10. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Municipal Bond Fund. For amounts borrowed, the Municipal Bond Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Municipal Bond Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Municipal Bond Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

     11.  Invest more than 25 percent of its assets in a single industry.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 8, and 10) permit specified practices but limit the portion of the Municipal Bond

Fund's assets that may be so invested. Other than the practices indicated in paragraph 5, the Municipal Bond Fund has not engaged in any of these permitted practices during the last year and has no current intention of doing so in the foreseeable future.

COLUMBIA HIGH YIELD FUND, INC.

The High Yield Fund may not:

     1. Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry,
(b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (CD's) and bankers' acceptances with maturities not greater than one year. CD's and banker's acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the High Yield Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Advisor.

     3. Buy or sell real estate. However, the High Yield Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The High Yield Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the High Yield Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to the above investment restriction.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the High Yield Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the High Yield Fund.

     8. Purchase or retain securities of an issuer if those officers or directors of the High Yield Fund or the Advisor who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

     9. Purchase securities of other open-end investment companies.

     10.Issue senior securities, bonds, or debentures.

     11.Underwrite securities of other issuers, except the High Yield Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     12.Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the High Yield Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.


     13.Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the High Yield Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14.Invest in companies to exercise control or management.

     15.Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     16.Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the High Yield Fund's net assets valued at market may, at any time, be held as collateral for such sales.

     17.Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the practices described above prohibit particular practices. Certain policies described in paragraphs 4, 5, 12, 13, and 16 permit specified practices but limit the portion of the High Yield Fund's assets that may be so invested. Except for the practices described in paragraph 5, the Fund has no current intention of engaging in any of these permitted practices in the foreseeable future.

OTHER RESTRICTIONS

     To permit the sale of shares of a Fund in certain states, a Fund may make commitments more restrictive than the fundamental restrictions described above. If the Board of Directors of that Fund determines that a commitment is no longer in the best interests of that Fund and its shareholders, it will revoke the commitment, terminate sales of its shares in the state(s) involved, and notify the affected shareholders.

______________________________________________________________________________

                ADDITIONAL INFORMATION REGARDING CERTAIN
                       INVESTMENTS BY THE FUNDS
______________________________________________________________________________


INVESTMENTS BY THE BALANCED FUND, THE BOND FUND, AND THE HIGH YIELD FUND

     Securities held in the portfolios of the Balanced Fund, the Bond Fund, and the High Yield Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association (GNMA) mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Information regarding certain of these securities is included below. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached.

     Depending on prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, a Fund's advisor will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

     To achieve its investment objective, each of the Balanced Fund and the Bond Fund expects to invest a major portion (normally at least 95 percent) of its fixed income assets in investment grade debt securities. "Investment grade" debt securities are considered to be those which at the time of the investment are (a) rated BAA or higher by Moody's Investor Services, Inc. (Moody's), (b) rated BBB or higher by Standard and Poor's Corporation (S&P), or (c) unrated, but believed by the Advisor for the Balanced Fund and the Bond Fund to be equivalent to securities with those ratings. See the Prospectus under "Additional Information -- Bond Ratings" for information regarding investment-grade securities. Up to five percent of such of the Balanced Fund's and Bond Fund's assets may be invested in lower grade securities (rated Ba or B by Moody's or BB or B by S&P) when the Balanced Fund's or Bond Fund's Advisor believes these securities present attractive investment opportunities notwithstanding their speculative characteristics. See the Prospectus under "Risk Factors" for a description of the risks of investing in lower-rated securities and under "Additional Information" for a description of corporate bond ratings.

     To achieve its investment objective, the High Yield Fund generally will invest at least 65% of its total assets in high yielding fixed income securities rated Ba or lower by Moody's or BB or lower by S&P. No more than 10% of the Fund's total assets may be invested in fixed income securities rated Caa or lower by Moody's or CCC or lower by S&P. The High Yield Fund may also invest in unrated fixed income securities when the Fund's Advisor believes the security is of comparable quality to that of securities eligible for purchase by the Fund. Securities rated Ba or less by Moody's or BB or less by S&P, commonly referred to as "junk bonds," are considered noninvestment grade securities, subject to a high degree of risk, and considered speculative by the major credit rating agencies with respect to the issuer's ability to meet principal and interest payments. The High Yield Fund is designed for investors who are willing to assume substantial risks of significant fluctuations in principal value in order to achieve a high level of current income. The High Yield Fund should represent only a portion of a balanced investment program. See the Prospectus under "Risk Factors" for a description of the risks of investing in lower-rated securities and under "Additional Information" for a description of corporate bond ratings.

GOVERNMENT SECURITIES

     Government securities may be either direct obligations of the U.S. Government or may be the obligations of an agency or instrumentality of the United States.

     TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, Treasury notes currently have maturities of 1 to 10 years, and Treasury bonds can be issued with any maturity of more than 10 years.

     OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

MORTGAGE-BACKED CERTIFICATES

     GNMA (Government National Mortgage Association) Certificates ("Certificates") are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Bond Fund may purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the servicing agent and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     THE GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by the FHA or guaranteed by the VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury to make any payments required under its guarantee.

     THE LIFE OF GNMA CERTIFICATES. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Regular payments and prepayments of principal by mortgagors and mortgage foreclosures will result in the return of the greater part of principal invested well before the maturity of the mortgages in the pool. (Because of the GNMA guarantee, foreclosures impose no risk to principal investment.)

     Because prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years.
For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the 12th year.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the servicing agent. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of 1 percent of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1 percent for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates may be issued at a premium or discount rather than at par.

     2. After issuance, certificates may trade in the secondary market at a premium or discount.

     3. Interest is earned monthly, rather than semi-annually as for traditional bonds. Monthly payment has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. That is, if borrowers pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     In quoting yields for GNMA Certificates, the standard practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly .50 of 1 percent more than high-grade corporate bonds and 1 percent more than U.S. Government and U.S. Government Agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the Certificate's coupon rate, and the prepayment experience of the pool of mortgages backing each Certificate.

     OTHER PASS-THROUGH CERTIFICATES. The Funds may invest in other pass-through securities. These are mortgage-backed securities for which the payments on the underlying mortgages are passed from the mortgage holder through the servicing agent, net of fees paid to the servicing agent, to the Fund. These securities may be "modified pass-through certificates" (like GNMA certificates), whereby the Fund would receive interest and principal payments regardless of whether the mortgagors make the payments, or they may be "straight pass-through certificates", whereby the Bond Fund would receive interest and principal only to the extent actually collected by the servicing agent. The servicing agent may be an instrumentality or agency of the U.S. Government or may be an institution such as a bank or savings and loan association. The underlying mortgages may be conventional mortgages as well as mortgages guaranteed by federal agencies or instrumentalities. Straight pass-through securities involve additional risks because payments are not guaranteed. However, this risk may be mitigated to the extent that the underlying mortgages are guaranteed by a federal agency or instrumentality or by a private insurance company. Examples of pass-through securities that the Funds may purchase are: Federal National Mortgage Association; Federal Home Loan Mortgage Corporation (Participation Certificates); Conventional Mortgage Pass-Through Certificates (CONNIE MAC); Residential Funding Corp. Participation Certificates and Federal Housing Administration Insured Project Pass-Through Pools.

FLOATING OR VARIABLE RATE SECURITIES

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by a Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.
Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. Changes in assumed prepayment rates have the effect of shortening or lengthening the effective maturity of the CMO held by a Fund. CMOs may also be less marketable than other securities. A Fund will only invest in CMOs issued by agencies or instrumentalities of the U.S. Government or privately-issued CMOs carrying investment-grade ratings.
In addition, a Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

INVESTMENTS BY COLUMBIA MUNICIPAL BOND FUND, INC.

     Municipal bonds are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue and special tax bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax.

     Industrial development, pollution control, or other private activity bonds backed by private corporations do not generally have the pledge of the credit of the issuing body but are secured only by the credit of the corporation benefiting from the facilities being financed. For the purpose of the Municipal Bond Fund's investment restrictions, identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for payment of principal and interest on such bonds. The Municipal Bond Fund may invest more than 25 percent of its assets in industrial development bonds or private activity bonds.

     The yields of municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of the offering, the maturity of the obligation, whether interest on the obligation is subject to alternative minimum tax, and rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds they undertake to rate. These ratings, however, are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon, and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield. The yield on municipal bonds is generally lower than on corporate issues, but the interest paid is not includible in gross income for federal income tax purposes.

     The Municipal Bond Fund's investment restrictions permit it to borrow money temporarily for extraordinary or emergency purposes in an amount not exceeding 50 percent of its gross assets. During any period in which large borrowings are outstanding, the interest paid by the Municipal Bond Fund on such borrowings would reduce the yield to shareholders. Accordingly, in the event of large borrowings the yield to shareholders is expected to be lower than that of mutual funds that restrict borrowings to a lower percentage of assets.

SECURITIES RATING AGENCIES

     Subsequent to its purchase by a Fund, an issue may cease to be rated, or its rating may be reduced below the criteria set forth for that Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. To the extent the ratings accorded by S&P or Moody's for securities may change as a result of changes in such organizations or changes in the rating systems, the Funds will attempt to use comparison ratings as standards for its investments in bonds in accordance with the policies described herein.

     COMMERCIAL PAPER RATINGS. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

     Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may rise as a result of public interest questions and preparation to meet such obligations.

     BOND RATINGS. See the Prospectus under "Additional Information -- Bond Ratings" for a description of the ratings used by Moody's and S&P.

LOAN TRANSACTIONS

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of a Fund that is permitted under its investment restrictions to make loans will be made (if at all) in strictest conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     Management of the Funds understands that it is the view of the Staff of the Securities and Exchange Commission that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, E.G., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Directors to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by a Fund's management to be of good standing and will not be made unless, in the judgment of the

Fund's management, the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this section as "qualified loan transactions."

CERTIFICATES OF DEPOSIT

     Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The U.S. bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insured amount of Certificates of Deposit issued to a Fund by any one bank. Therefore, Certificates of Deposit purchased by a Fund may not be fully insured.

BANKERS' ACCEPTANCES

     Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee) which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date and the nature of the underlying transaction.

LETTERS OF CREDIT

     Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

COMMERCIAL PAPER

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant, and various other investment factors. Each Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in warrants, but each Fund does not intend to invest more than 5 percent of its assets in warrants or more than 2 percent of its assets in warrants that are not listed on the New York Stock Exchange or American Stock Exchange.

DOLLAR ROLL TRANSACTIONS

     The Balanced Fund and the Bond Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Balanced
Fund or the Bond Fund agrees to buy a security on a future date.

     The Balanced Fund and the Bond Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

     Dollar rolls may be treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Balanced Fund's or the Bond Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

                                PROSPECTUS   and
                             1995   ANNUAL   REPORT
              ---------------------------------------------------

                                     [LOGO]
                                 COLUMBIA FUNDS


                               February 23, 1996

                     -------------------------------------
                                    COLUMBIA
                                    BALANCED
                                   FUND, INC.
                                   ----------

                     COLUMBIA FINANCIAL CENTER INCORPORATED
                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                                 1-800-547-1707

                                    COLUMBIA
                              BALANCED FUND, INC.

                        -------------------------------
                        PROSPECTUS -- FEBRUARY 23, 1996
                 ----------------------------------------------

This Prospectus contains information relating to Columbia Balanced Fund, Inc. (the "Fund"), a mutual fund managed by Columbia Funds Management Company (the "Advisor"). The Fund is designed to provide high total return (growth of capital and income) by investing in common stocks and fixed income securities.

This Prospectus contains information you should know about the Fund before investing. Please keep it for future reference. A Statement of Additional Information about the Fund dated February 23, 1996 has been filed with the Securities and Exchange Commission and is available without charge upon written request to the Fund or by calling 1-800-547-1707. The Statement of Additional Information is incorporated legally a part of (incorporated by reference into) this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE FUND CHARGES NO SALES LOAD. SHARES OF THE FUND ARE SOLD AND REDEEMED AT THEIR NET ASSET VALUE.


THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF THE FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED FOR SALE. THE FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.

                               TABLE OF CONTENTS
                           -------------------------


Fund Expenses................................................................  1

Financial Highlights...........................................................1

Mutual Fund Features...........................................................2

Fund Description...............................................................3

Performance....................................................................8

Fund Management................................................................9

  Board of Directors...........................................................9

  Investment Advisor...........................................................9

  A Team Approach to Investing................................................10

  Personal Trading............................................................10

  Other Service Providers.....................................................10

  Other Information...........................................................10

Investor Services.............................................................12

  How to Open a New Account...................................................12

  How to Purchase Shares......................................................12

  Minimum Investments.........................................................12

  Paying for Your Shares......................................................13

  How to Redeem (Sell) Shares.................................................13

  Signature Policy............................................................14

  Payment of Redemption Proceeds..............................................14

  How to Exchange Shares......................................................15

  Processing Your Order.......................................................15

  Determining Your Share Price................................................15

  Investor Inquiries..........................................................16

  Account Privileges..........................................................16

  IRAS, SEP IRAS, and Retirement Plans........................................17

  Private Management Accounts.................................................1

Distributions and Taxes.......................................................18

Additional Information........................................................1

1995 Annual Report............................................................23

                    For further information or assistance in
                        opening an account, please call:
                              222-3606 in Portland
                          or 1-800-547-1707 Nationwide

                                 FUND EXPENSES
       -----------------------------------------------------------------

The following information is provided to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. "Annual Fund Operating Expenses" are the expenses incurred by the Fund for 1995. Expenses paid by the Fund include management fees as well as audit, transfer agent, custodian and legal fees, and other business operating expenses. For more information, please see "Fund Description -- No Sales Load or 12b-1 Fees," "Fund Management," and "Investor Services -- How to Redeem (Sell) Shares."

                     -- SHAREHOLDER TRANSACTION EXPENSES --

Sales load imposed on purchases.......  None
Sales load imposed on reinvested
  dividends...........................  None
Redemption fees*......................  None
Exchange fees.........................  None
 *WIRE REDEMPTIONS MAY BE SUBJECT TO A FEE OF  UP
  TO $5, IN ADDITION TO ANY CHARGES BY YOUR BANK.

                      -- ANNUAL FUND OPERATING EXPENSES --
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


Management fees.......................  .50%
12b-1 fees............................  None
Other operating expenses..............  .19%
  Total fund operating expenses.......  .69%

Assume that you have $1,000 to invest, the
Fund  has  a  hypothetical  return  of  5%
annually,  and  the  above  expense  ratio
remains  the  same. This  table  shows the
total  expenses   that   you   would   pay
indirectly  if  you  closed  your  account
after each time period shown:
 1 Year     3 Years    5 Years   10 Years
---------  ---------  ---------  ---------
   $7         $22        $38        $86
This example  should not  be considered  a
representation  of past or future expenses
or  performance;   actual   expenses   and
performance  may be  greater or  less than
those shown.


                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------

The table below provides information for a share of the Fund outstanding throughout the periods presented and has been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their report on page 37 of this Prospectus and Annual Report. Additional information about the performance of the Fund for 1995, including a discussion by the Advisor to the Fund, is on page 25.


_______________________--_COLUMBIA BALANCED FUND, INC._--_______________________


                                                                                                  ------     ------     ------
                                                                                                    1995       1994       1993
Net asset value, beginning of period                                                  $17.28     $17.91     $16.80     $16.05
Income from investment operations:
  Net investment income..........................................................        .73        .65        .56        .58
  Net realized and unrealized gains (losses) on investments......................       3.54       (.64)      1.71        .82
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations.............................................       4.27        .01       2.27       1.40
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment income).........................................       (.73)      (.64)      (.56)      (.57)
  Dividends (in excess of net investment income).................................         --         --       (.01)        --
  Distributions (from capital gains).............................................       (.74)        --       (.59)      (.08)
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions..........................................................      (1.47)      (.64)     (1.16)      (.65)

Net asset value, end of period                                                        $20.08     $17.28     $17.91     $16.80
Total return.....................................................................     25.08%       .10%     13.62%      8.89%
Ratios/Supplemental data
Net assets, end of period (in thousands).........................................   $486,767   $249,670   $186,589    $90,230
Ratio of expenses to average net assets..........................................       .69%       .72%       .73%       .81%
Ratio of net investment income to average net assets.............................      4.05%      3.82%      3.32%      4.08%
Portfolio turnover rate..........................................................    108.04%     98.48%    107.60%    138.08%

                                                                                                 ------    --------
                                                                                                   1992     1991(1)
Net asset value, beginning of period                                                  $15.00
Income from investment operations:
  Net investment income..........................................................        .11
  Net realized and unrealized gains (losses) on investments......................       1.10
---------------------------------------------------------------------------------
    Total from investment operations.............................................       1.21
---------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment income).........................................       (.12)
  Dividends (in excess of net investment income).................................         --
  Distributions (from capital gains).............................................       (.04)
---------------------------------------------------------------------------------
    Total distributions..........................................................       (.16)
Net asset value, end of period                                                        $16.05
Total return.....................................................................      7.80%(2)
Ratios/Supplemental data
Net assets, end of period (in thousands).........................................    $12,986
Ratio of expenses to average net assets..........................................       .62%
Ratio of net investment income to average net assets.............................      3.41%
Portfolio turnover rate..........................................................    179.80%

(1) From inception of operations on September 12, 1991. Ratios and portfolio turnover rate are annualized.
(2)  Not annualized.
--------------------------------------------------------------------------------

                                       -

                              MUTUAL FUND FEATURES
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ALTHOUGH THERE ARE RISKS THAT CANNOT BE ELIMINATED IN OWNING SECURITIES, A MUTUAL FUND OFFERS MANY ADVANTAGES THAT ITS SHAREHOLDERS WOULD FIND HARD TO OBTAIN AS INDIVIDUAL INVESTORS. THE CHIEF ADVANTAGES INCLUDE:
                         -- CONTINUOUS PROFESSIONAL --
                                   MANAGEMENT


By sharing the cost of hiring experienced money managers, individual investors receive professional financial management of their investments.


                             -- DIVERSIFICATION --
The investment portfolio of the Fund is "diversified" under the Investment Company Act, which tends to reduce investment risks. However, diversification does not ensure a gain or eliminate the risk of loss.

                               -- CONVENIENCE --
Compared to owning many individual issues, the problems of recordkeeping, tax calculation, liquidity, and dividends may be greatly simplified by investing in a mutual fund.

Suppose, for example, you have $1,000 to invest but don't have the time or training necessary to monitor securities markets, select securities, maintain investment records, or keep track of tax information. One possible solution would be to find a professional money manager to make these decisions for you and provide full-time supervision of your investment. You could say, "Look, I have $1,000 I want you to supervise for me, following trends in the economy and the securities markets, making necessary investment decisions, and trying to make this money worth more to me or earn income for me. I want you to give my money the same continuous supervision and care you might give to someone who invests $100,000 or even $1,000,000. But for that management service, I cannot afford to pay you more than $5 or $10 each year."

No matter how generous that offer might be for you, it is not likely that the investment managers could accept your proposal, for their costs would be many times your fee. But they might suggest that if you could find another thousand investors like yourself, willing to combine their funds with yours and willing to pay the same amount for continuous supervision and control, then they might agree to work for you.


This is much like the agreement upon which mutual funds operate. By combining the capital of many investors into one large account, it is possible to offer all the shareholders who make up a mutual fund the kind of professional investment supervision they desire, at a cost each can afford.


Despite the advantages of mutual funds, investing in them involves certain risks. Some of these risks are described under "Fund Description" and "Additional Information." As a prospective investor, you are encouraged to read the entire Prospectus before investing in the Fund.

BY COMBINING THE CAPITAL OF MANY INVESTORS INTO ONE LARGE ACCOUNT, IT IS POSSIBLE TO OFFER ALL THE SHAREHOLDERS WHO MAKE UP A MUTUAL FUND THE KIND OF PROFESSIONAL INVESTMENT SUPERVISION THEY DESIRE, AT A COST EACH CAN AFFORD.

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                                FUND DESCRIPTION
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The Fund is an open-end, diversified management investment company (that is, a "mutual fund"). The Fund is managed by Columbia Funds Management Company (the "Advisor").

                      -- NO SALES LOAD OR 12B-1 FEES --


 Many mutual funds charge fees to compensate sales representatives for promoting and selling their funds. There are funds, however, that charge no sales fees when you buy shares. With these funds, all of your money, instead of just a portion, is invested. In addition, some "no-load" mutual funds charge an annual 12b-1 fee against fund assets to help pay for the sale of fund shares. The Fund is sold without sales loads or 12b-1 fees; all the money you pay to buy shares is invested in the Fund.

                      -- COLUMBIA'S INVESTMENT APPROACH --
The Fund is managed by the Advisor using an investment team approach (please see "Fund Management"). The investment team generally selects portfolio securities using what is sometimes referred to as a "top down, sector rotating" emphasis. This approach begins with an overall evaluation of the domestic and international investment environment before focusing on individual security selection.

The overall investment environment is first analyzed in terms of economic policy, trends in monetary and fiscal policy, investor sentiment, the supply and demand for credit, and market momentum.


"SECTOR ROTATING" REFERS TO THE DYNAMIC PROCESS OF OVER- OR UNDERWEIGHTING INDUSTRY GROUPS OR ASSET CLASSES BASED ON THEIR RELATIVE ATTRACTIVENESS.


For stock securities, specific issues are selected based on:


- financial condition

- quality of management

- dynamics of the relevant industry

- earnings growth and profit margins

- sales trends

- potential for new product development

- dividend payment history and potential

- financial ratios -- including price/earnings and price/book ratios

- investment for the future in research and facilities


For fixed income securities, a "top down" analysis is used to determine sector emphasis between different types of instruments used by the Fund (for example, corporate bonds, Treasuries, or mortgage pass-through securities) and between desired levels of average quality, maturity, and duration. These determinations are made in light of the Fund's investment objective.

The team adapts its investment strategies to changing market conditions. Although the Fund will generally emphasize investments for long-term capital appreciation, it may invest for short-term capital appreciation when management believes such action is consistent with sound investment practices and the Fund's overall objective. These determinations will be made without a vote of the shareholders of the Fund. There is no assurance that the Fund will achieve its investment objective.


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                          --_COLUMBIA BALANCED FUND_--

The Fund was incorporated on June 13, 1991 under Oregon law and began offering shares to the public on October 1, 1991.


                           -- INVESTMENT OBJECTIVE --
The investment objective of the Fund is to provide shareholders with a high total return (growth of capital and income) by investing in common stocks and fixed income securities. This objective may not be changed without a vote of a majority of the outstanding voting securities of the Fund.
The Advisor intends to use "top down" analysis to determine appropriate weightings between common stocks and fixed income securities, based on expected relative returns for those two classes of assets. The Advisor does not intend to try to time the markets, and changes between the asset classes normally will be made gradually. Under normal investing conditions, the assets of the Fund will be allocated within the following parameters: 35-65% in common stocks and 35-65% in fixed income securities. At least 25% of the Fund's assets will be invested at all times in nonconvertible fixed income securities. Individual security selection for each portion of the Fund is discussed separately below.


                              -- COMMON STOCKS --

The Fund invests its equity portfolio primarily in larger companies that are well established. Many of the companies will have a history of paying level or rising dividends. The Fund may invest up to one-third of its common stock portfolio in common stocks issued by companies located in developed foreign countries, principally those located in North America, Western Europe, or Asia. Further information regarding securities in which the Fund may invest is provided in the Statement of Additional Information.


                         -- FIXED INCOME SECURITIES --

The Fund seeks to provide shareholders with significant income through an investment of a portion of its total assets in fixed income securities, consisting of corporate debt securities (bonds, debentures, and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached. Information regarding certain of these securities is provided in the Statement of Additional Information.

TO ACHIEVE ITS INVESTMENT OBJECTIVE, THE FUND EXPECTS TO INVEST A MAJOR PORTION (NORMALLY AT LEAST 95%) OF ITS FIXED INCOME SECURITIES IN INVESTMENT-GRADE DEBT SECURITIES.

"Investment-grade" debt securities are considered to be those which, at the time of investment, are: (a) rated Baa or higher by Moody's Investor Services, Inc. ("Moody's"); (b) rated BBB or higher by Standard & Poor's Corporation ("Standard & Poor's") or (c) unrated, but believed by the Advisor to be equivalent to securities with those ratings. Up to 5% of the Fund's fixed income securities may be invested in lower-grade securities (rated Ba or B by Moody's or BB or B by Standard & Poor's) when the Advisor believes these securities present attractive investment opportunities despite their speculative characteristics.

Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the prices of bonds rated Baa or BBB may be more sensitive to adverse economic changes or individual corporate developments than bonds with higher investment ratings. The Fund will evaluate the appropriateness, in light of the then existing circumstances, of retaining any security

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whose credit rating drops below Baa or BBB after its purchase by the Fund. Additional ratings information is provided under "Additional Information -- Bond Ratings."

A portion of the Fund's portfolio will ordinarily be invested in obligations issued by the U.S. Government and its agencies and instrumentalities (such as the Federal Home Loan Mortgage Corp., the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Housing Administration) and in short-term corporate obligations when the Advisor believes the issuer is financially sound. The Fund may also invest in repurchase agreements, which are described under "Additional Information."


The Fund will usually invest some portion of its fixed income securities in collateralized mortgage obligations ("CMOs") issued by a U.S. agency or instrumentality, or in privately issued CMOs that carry an investment-grade rating. The holder of a CMO is entitled to interest and/or principal payments that are fully collateralized by a portfolio or pool of mortgages or mortgage-backed securities. CMOs are generally issued in different classes, with different priorities as to the receipt of interest and/or principal payments on the underlying mortgages. In addition to the interest rate risk carried by all fixed income securities, mortgage-related securities and CMOs are also subject to risks relating to cash flow uncertainty; that is, the risk that assumed prepayment rates on the underlying mortgages will increase or decrease. Changes in assumed prepayment rates have the effect of shortening or lengthening the effective maturity of the CMO held by the Fund, which may have an adverse effect on the value of the CMO. The Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.


There are no limitations on the average maturity of the Fund's fixed income portfolio. Securities will be selected on the basis of the Advisor's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in a greater level of realized capital gains and losses than if the Fund generally held all securities to maturity. Portfolio decisions will be made solely on the basis of investment, rather than tax, considerations. Generally, the securities purchased will be of an intermediate maturity (less than 10 years) when interest rates are expected to rise and of a relatively long maturity (over 10 years) when interest rates are expected to decline.

The Fund intends to use cash or cash equivalents to maintain liquidity and to partially protect against declines in value of common stocks and longer-term fixed income securities. All of the Fund's cash equivalent assets will be invested in short-term obligations maturing within one year. Cash equivalent investments by the Fund normally will not exceed 10% of the Fund's assets and may include: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements relating to these securities; bank deposits and other financial institution obligations; commercial paper rated A-1 by Standard & Poor's, Prime 1 by Moody's, or, if not rated, issued by companies that, at the date of investment, have an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; and other corporate obligations, including bonds and notes that, at the date of investment, are rated AA or better by Standard & Poor's or Aa or better by Moody's.

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                         -- INVESTMENT RESTRICTIONS --
For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Fund is included in the Statement of Additional Information. The Fund's investment restrictions include a prohibition on investing more than 5% of its total assets at cost in illiquid securities or the equity securities of companies that have a record of less than three years of continuous operations.

                               -- RISK FACTORS --
An investment in any mutual fund, including the Fund, involves certain risks, some of which are described under the description of the Fund. General market risk and other specific risks associated with different types of securities used by the Fund are discussed below.

Stock Market Risk. The principal risk associated with a stock mutual fund is that the stocks held by the fund will decline in value. Stock values may fluctuate in response to the activities and financial prospects of an individual company or in response to general market and economic conditions.

ALTHOUGH COMMON STOCKS HAVE HISTORICALLY PROVIDED LONG-TERM RETURNS THAT ARE GREATER THAN OTHER TYPES OF INVESTMENTS, STOCK RETURNS HAVE ALSO BEEN MORE VOLATILE OVER SHORTER PERIODS OF TIME.

Credit and Interest Rate Risk. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and principal payments when due. The ratings of fixed income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. See "Additional Information -- Bond Ratings."

Interest rate risk refers to fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price of fixed income securities and interest rates; that is, when interest rates rise, bond prices generally fall and, conversely, when interest rates fall, bond prices generally rise. The change in net asset value depends upon several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

Foreign Securities. Foreign securities, which are generally denominated in foreign currencies involve risks not typically associated with investing in domestic securities. The value of the Fund's portfolio will be affected by changes in currency exchange rates and in currency exchange regulations to the extent the Fund holds foreign securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments  levy  withholding  taxes  against  dividend  and  interest  income.
Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.

Foreign investments involve certain other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.


There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or

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diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.


Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.


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                                  PERFORMANCE
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This section is designed to help you understand terms used to describe Fund performance, such as "total return," "average annual total return," and "yield."


                          -- UNDERSTANDING "RETURN" --

 Total return refers to the change in value of an investment in a Fund over a stated period, assuming the reinvestment of any dividends and capital gains. "Average annual total return" is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total returns smooth out the variations in performance but are not the same as actual annual results.

The average annual total returns for the Fund for the following periods ended December 31, 1995 were:
25.08% for one year and 12.66% since inception of the Fund on October 1, 1991.

                                  -- YIELD --
The Fund will, from time to time, advertise or quote current yield, which represents the annualization of the Fund's net investment income over a recent 30-day period divided by the Fund's net asset value at the end of that period. The current yield for the Fund for the 30-day period ended December 31, 1995 was 3.64%. For additional information on yield and total return calculations for the Fund, see the Statement of Additional Information.

                         -- PERFORMANCE COMPARISONS --
The Fund may compare its performance to other mutual funds and to the mutual fund industry as a whole, as quoted by ranking services such as Lipper Analytical Services, Inc., or Morningstar, Inc., or as reported in financial publications such as BARRON'S, BUSINESS WEEK, FORBES, MONEY MAGAZINE, and THE WALL STREET JOURNAL. The Fund may also compare its performance to that of a recognized stock or bond index, such as the S&P 500 Stock Index, the Russell 2000 Stock Index, the Lehman Aggregate Bond Index, and other relevant indices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

PERFORMANCE INFORMATION ON THE FUND IS HISTORICAL DATA AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUES WILL FLUCTUATE SO THAT YOUR SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

In addition, the Fund may also compare its performance to other income-producing securities such as: (i) money market funds; (ii) various bank products (such as certificates of deposit and money market deposit accounts); and (iii) U.S. Treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields. For example, the yield of the Fund is not fixed and will fluctuate. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.
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                                FUND MANAGEMENT
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                            -- BOARD OF DIRECTORS --
The Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and objectives of the Fund. The Board of Directors of the Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters.
                            -- INVESTMENT ADVISOR --
The Fund has contracted with Columbia Funds Management Company (the "Advisor") to provide investment advisory services. The Advisor has acted as an investment advisor since 1982, and also provides investment management services to each of the following Columbia Funds: Columbia Common Stock Fund, Columbia International Stock Fund, Columbia Special Fund, Columbia Growth Fund, Columbia Real Estate Equity Fund, Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Columbia Fixed Income Securities Fund, Columbia Municipal Bond Fund, and Columbia High Yield Fund. Until December 1985, the Advisor was a wholly-owned subsidiary of Columbia Management Co. ("CMC"), which was organized in 1969 and acts as investment manager for approximately $12 billion of assets of other institutions. In December 1985, CMC and its subsidiaries were reorganized, and the Advisor is now owned principally by its employees, including J. Jerry Inskeep, Jr. and James F. Rippey, who are also principal shareholders of CMC. The address of the Advisor is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350.


Under the investment advisory contract with the Fund, the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Advisor provides office space and pays all executive salaries and expenses and ordinary office expenses of the Fund (other than the expenses of clerical services relating to the administration of the Fund). Certain employees of the Advisor are also officers of the Fund and, subject to the authority of the Fund's Board of Directors, are responsible for the overall management of the Fund's business affairs.


The investment advisory fee of the Fund is accrued daily and paid monthly. The investment advisory fee of the Fund equals the annual rate of .50 of 1% of daily net assets. For the year ended December 31, 1995, the investment advisory fee incurred by the Fund, expressed as a percentage of average net assets, was 0.50%.

The Advisor has entered into an agreement with CMC under which CMC provides the Advisor with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. CMC, upon receipt of specific instructions from the Advisor, also contacts brokerage firms to conduct securities transactions for the Fund. The Advisor pays CMC a fee for these services. The Fund's expenses are not increased by this arrangement, and no amounts are paid by the Fund to CMC under this agreement.

The Fund assumes the following costs and expenses: costs relating to corporate matters; cost of services to shareholders; transfer and dividend paying agent fees; custodian fees; legal, auditing, and accounting expenses; disinterested directors' fees; taxes and governmental fees; interest; brokers' commissions; transaction expenses; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares; expenses of registering or qualifying its shares for sale; transfer taxes; all expenses of preparing its registration statements, prospectuses, and reports; and the cost of printing and delivering to shareholders its prospectuses and reports. Third-party administrators of tax-qualified retirement plans and other entities may establish omnibus accounts with the Fund and provide sub-transfer agency, recordkeeping, or other services to participants in the

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omnibus accounts. In recognition that these arrangements reduce or eliminate the need for the Fund's transfer agent to provide such services, the Fund may pay the administrator or entity a sub-transfer agent or recordkeeping fee.

                       -- A TEAM APPROACH TO INVESTING --
The Advisor uses an investment team approach to analyze investment themes and strategies for the Fund. Alan J. Folkman, a Senior Vice President and director of the Advisor, is the Chief Investment Officer of the Investment Team. With over 29 years of investment management experience, Mr. Folkman supervises the Investment Team in establishing broad investment strategies and determining portfolio guidelines for the Fund.

Members of the Investment Team are responsible for the analysis of particular industries or types of fixed income securities and for recommendations on individual securities within those industries or asset categories. Investment decisions for the Fund are then made by the Investment Team and Michael W. Powers, the portfolio manager who has been responsible for investment decisions on behalf of the Fund since its inception in 1991. Mr. Powers, a Vice President of the Advisor and a Chartered Financial Analyst, served as Portfolio Manager for the Growth Fund from 1984 to 1986. Prior to joining the Investment Team in 1979, Mr. Powers was an Assistant Vice President of the Trust Company of the West (1975-1979). Mr. Powers received a Masters of Business Administration from the University of California at Los Angeles in 1974.

                             -- PERSONAL TRADING --
Members of the Investment Team and other personnel of the Fund or the Advisor are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Fund and the Advisor. The rules that govern personal trading by investment personnel are based on the principal that employees owe a fiduciary duty to conduct their trades in a manner that is not detrimental to the Fund or its shareholders. The Fund has adopted the recommendations of the Investment Company Institute, an organization composed of members of the mutual fund industry, relating to restrictions on personal trading. For more information on the Code of Ethics and specific trading restrictions, see the Statement of Additional Information.

                         -- OTHER SERVICE PROVIDERS --
Transfer Agent. Columbia Trust Company acts as transfer agent and dividend paying agent for the Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The Advisor is the principal shareholder, and certain officers of the Fund are minority shareholders, of Columbia Trust Company.


Columbia Financial Center Incorporated. Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., acts as a distributor of shares of the Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. You may invest or redeem your investment in the Fund through Columbia Financial, which will not charge a commission for handling your order. J. Jerry Inskeep, Jr., director and chairman of the Fund, and James
F. Rippey, director of the Fund, are the principal shareholders of Columbia Financial.


Custodians. United States National Bank of Oregon, 321 S.W. Sixth Avenue, Portland, Oregon 97208, serves as general custodian for the Fund. Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York, NY 11201, provides custody services to the Fund to the extent it holds foreign securities.

                            -- OTHER INFORMATION --
Voting Rights. The Fund is a separate corporation. All shares of the Fund have equal voting, redemption,

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dividend, and liquidation rights. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that holders of more than 50 percent of the shares of the Fund voting for the election of directors can elect all of the directors.

Shareholder Meetings. The Fund is not required to hold annual shareholder meetings. Special meetings may be called, however, as required or deemed desirable for purposes such as electing directors, changing fundamental investment policies, or approving an investment management agreement. The holders of not less than 10% of the shares of the Fund may request in writing that a special meeting be called for a specified purpose. If such a special meeting is called to vote on the removal of one or more directors of the Fund, shareholders will be assisted in communications with other shareholders of the Fund.

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                               INVESTOR SERVICES
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This section is designed to provide you with information on opening an account and conducting transactions with the Fund. In addition, information is provided on the different types of accounts and services offered by the Fund and the policies relating to those services.
                        -- HOW TO OPEN A NEW ACCOUNT --
Please complete and sign a Fund application and make your check payable to the Fund for the minimum required investment. See "Minimum Investments." Please be sure to include a tax identification number on your application or it may be rejected and returned to you. The completed application and a check should be mailed to:

                           Columbia Financial Center
                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                              Attn.: New Accounts


                          -- HOW TO PURCHASE SHARES --
Shares of the Fund are offered at the share price, or net asset value ("NAV"), next determined after an order is accepted. See "Processing Your Order" and "Determining Your Share Price." Shares can be purchased in the following ways:

In Person: Investments can be made in person by visiting the Fund at 1301 S.W. Fifth Avenue, Portland, Oregon between 7:30 a.m. and 5:00 p.m. on any business day.

By Mail: Send a check, with either a completed Investment Slip from the bottom of a confirmation statement, or a letter indicating the account number registration, to:


                           Columbia Financial Center
                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                               Attn.: Investments


By Wire:    You may  have  your  bank wire  federal  funds. Call  the  Fund  for instructions and notification that money is being wired:


                            Portland area  222-3606
                             Nationwide (toll-free)
                                 1-800-547-1707


By Telephone: You may make additional investments in the Fund by telephone from a predesignated bank account ("Televest"). The minimum investment that can be made by Televest is $100. Shareholders must complete the appropriate sections of the application or call the Fund to have the Televest application sent to you. An investment using Televest is processed on the day the Fund receives your investment from your bank, usually the business day following the day of your telephone call.
                           -- MINIMUM INVESTMENTS --

 The Fund has a minimum investment requirement of $1,000. This minimum is waived for accounts using the Automatic Investment Plan. Subsequent investments (other than through an Automatic Investment Plan) must be at least $100 and should always identify your name, the Fund's name, and your account number. Management of the Fund may, at its sole discretion, waive the minimum purchase and account size requirements for certain group plans or accounts opened by agents or fiduciaries (such as a bank trust department, investment advisor, or securities broker) or in other circumstances.

By Automatic Investment: Investments in the Fund may be made automatically from your bank under Columbia's Automatic Investment Plan ("AIP"). Shareholders whose bank is a member of the National Automated Clearing House Association may choose to have amounts of $50 or more automatically transferred

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from a bank checking account to a the Fund on or about the 5th or 20th, or both, of each month. Shareholders must complete the AIP section of the application to participate in the AIP. If you stop investing in the Fund using an AIP, your account may be closed if you fail to reach or maintain a minimum account balance. See "Account Privileges -- Involuntary Redemptions."


By Exchange:   You may  purchase shares  of the Fund  with the  proceeds from  a redemption of shares of any other Columbia Fund with the same account number. See "How to Exchange" below.

Through Your Broker-Dealer or Bank: You may purchase or redeem shares of the Fund through your broker, bank, or other financial institution, which may charge a commission or fee for assisting in handling your order and which may be required to be registered as a broker or dealer under federal or state securities laws.
                          -- PAYING FOR YOUR SHARES --
Payment for Fund shares is subject to the following policies:

- Checks should be drawn on U.S. banks and made payable to the Fund.

- Never send cash or cash equivalents; the Fund will not accept responsibility for their receipt.

- The Fund reserves the right to reject any order.

- If your order is canceled because your check did not clear the bank or the Fund was unable to debit your predesignated bank account, you will be responsible for any losses or fees imposed by your bank or attributable to a loss in value of the shares purchased.

- The Fund may reject any third party checks used to make an investment or open a new account.

                       -- HOW TO REDEEM (SELL) SHARES --
You may redeem all or a portion of your investment in the Fund on any business day. All redemptions of shares of the Fund will be at the share price (NAV) computed after receipt of a valid redemption request, in whatever form, on days when the NYSE is open for business. In every case, sufficient full and fractional shares will be redeemed to cover the amount of the redemption request.

If certificates for Fund shares have been issued to you, they must be returned to the Fund, properly endorsed, before any redemption request may be processed. Redemptions from a Columbia-sponsored IRA or retirement plan require the
completion   of  certain  additional   forms  to  ensure   compliance  with  IRS
regulations. If a redemption request cannot be processed for any of these reasons, the redemption request will be returned to you and no redemption will be made until a valid request is submitted. Shares can be redeemed in the following ways:

In  Writing:    You  may  redeem  shares of  the  Fund  by  providing  a written instruction to the Fund either in person or by mail to:

                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                               Attn.: Redemptions

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                             -- SIGNATURE POLICY --

 Signatures on the request must correspond exactly with those on the account. Accounts in the names of corporations, fiduciaries, and institutions may require additional documents. Please contact the Fund if your account falls into one of these categories.
 A written redemption request, whether in person or by mail, is not valid unless the signature or signatures on the request correspond exactly with those on your account. The Fund normally requires that signatures on written redemption, transfer, and exchange requests be GUARANTEED by an eligible guarantor institution, such as a bank, broker-dealer, credit union, national securities exchange, registered securities exchange, clearing agency, or savings association.

By Telephone: You may redeem shares by telephone unless you decline this service by checking the appropriate box on the application. Proceeds from telephone redemptions may be mailed only to the registered name and address on your account or transferred to the bank designated on the application or to another Columbia Fund. A maximum of $50,000 may be redeemed by telephone and mailed to your registered address. There is no such limitation on telephone redemptions transferred to your bank. Telephone redemptions may be made by calling the Fund between 7:30 a.m. and 5:00 p.m., Pacific Time, at:
                            Portland area  222-3606
                             Nationwide (toll-free)
                                 1-800-547-1707

You may experience some difficulty in implementing a telephone redemption during periods of drastic economic or financial market changes. Telephone redemption privileges may be modified or terminated at any time without notice to shareholders. Please see "Account Privileges -- Telephone Redemptions."

By Automatic Withdrawal: If your account value in the Fund is $5,000 or more, you may elect to receive automatic cash withdrawals of $50 or more from the Fund in accordance with either of the following withdrawal options:

1. Income earned. You may elect to receive any dividends or capital gains distributions on your shares, provided such dividends and distributions exceed $25.

2. Fixed amount. You may elect to receive a monthly or quarterly fixed amount of $50 or more.

Automatic withdrawals will be made within seven days after the end of the month or quarter to which they relate.

To the extent redemptions for automatic withdrawals exceed dividends declared on shares in your account, the number of shares in your account will be reduced. If the value of your account falls below the Fund minimum, your account is subject to being closed on 60 days written notice. The minimum withdrawal amount has been established for administrative convenience and should not be considered as recommended for all investors. For tax reporting, a capital gain or loss may be realized on each fixed-amount withdrawal.

An automatic withdrawal plan may be modified or terminated at any time upon prior notice by the Fund or the shareholder.

                      -- PAYMENT OF REDEMPTION PROCEEDS --
Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and

                                       -

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Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

Redemption of Recently Purchased Shares. Although you may redeem shares of the Fund that you have recently purchased by check, the Fund may hold the redemption proceeds until payment for the purchase of such shares has cleared, which may take up to 15 days from the date of purchase. No interest is paid on the redemption proceeds after the redemption date and before the proceeds are sent to you. This holding period does not apply to the redemption of shares purchased by bank wire or with a cashiers or certified check.


There is no charge for redemption payments that are mailed. Amounts transferred by wire must be at least $1,000, and the bank wire cost for each redemption will be charged against your account. Your bank may also impose an incoming wire charge.


                          -- HOW TO EXCHANGE SHARES --
You may use proceeds from the redemption of shares of the Fund to purchase shares of any other Columbia Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the Prospectus relating to the Columbia Fund into which the shares are to be exchanged. The shares of the Columbia Fund to be acquired will be purchased at the NAV next determined after acceptance of the purchase order by that fund in accordance with its policy for accepting investments. The exchange of shares of the Fund for shares of another Columbia Fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. Certain restrictions may apply to exchange transactions. See "Account Privileges -- Exchange Privilege."

                          -- PROCESSING YOUR ORDER --
Orders received by the Fund will be processed the day they are received. Orders received before the close of regular trading on the NYSE (normally 4 p.m. New York time) will be entered at the Fund's share price computed that day. Orders received after the close of regular trading on the NYSE will be entered at the Fund's share price next determined. All investments will be credited to your account in full and fractional shares computed to the third decimal place. The Fund reserves the right to reject any order.

Shares purchased will be credited to your account on the record books of the Fund. The Fund will not issue share certificates except on request. Certificates for fractional shares will not be issued.

                       -- DETERMINING YOUR SHARE PRICE --
The share price, or NAV, of the Fund is determined by the Advisor, under procedures approved by the Fund's Board of Directors, as of the close of regular trading (normally 4 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Directors. The NAV is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.


Portfolio securities will be valued according to the market value obtained from the broadest and most representative markets. These market quotations, depending on local convention or regulation, may be the last sale price, last bid or asked price, or the mean between the last bid and asked price as of, in each case, the close of the applicable exchange or other designated time. Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of the Fund. These procedures may include valuing portfolio securities by reference to other securities with comparable ratings, interest rates, and maturities and by using pricing services. Fair value for debt

                                       -

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securities for which market quotations are not readily available and with remaining maturities of less than 60 days is based on cost adjusted for amortization of discount or premium and accrued interest (unless the Board of Directors believes unusual circumstances indicate another method of determining fair value should be used).

Trading in securities on many foreign securities exchanges and over-the-counter markets is completed at various times before the close of the NYSE. In addition, trading of these foreign securities may not take place on all NYSE business days. Trading may take place in various foreign markets on Saturday or on other days the NYSE is not open for business and on which the Fund's NAV is therefore not calculated. The calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of the Fund's portfolio foreign securities. Events affecting the values of portfolio foreign securities that occur between the time the prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of NAV unless the Board of Directors determines that the event would materially affect the NAV. Assets of foreign securities are translated from the local currency into U.S. dollars at the prevailing exchange rates.


                            -- INVESTOR INQUIRIES --
If you have any questions about this Prospectus, the Fund or your account, please call the Fund at:

                            Portland area  222-3606
                     Nationwide (toll-free)  1-800-547-1707

or write or visit the Fund at:

                           Columbia Financial Center
                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350


                            -- ACCOUNT PRIVILEGES --
Exchange Privilege. Telephone exchange privileges are available to you automatically unless you decline this service by checking the appropriate box on the application. Telephone exchanges may be made from the Fund into another Columbia Fund only within the same account number. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than four exchanges out of the Fund during the calendar year. The exchange privilege may be modified or terminated at any time, and the Fund may discontinue offering its shares generally or in any particular state without notice to shareholders.

Telephone Redemptions. The Fund does not accept responsibility for the authenticity of telephone instructions, and, accordingly, shareholders who have approved telephone redemptions assume the risk of any losses due to fraudulent telephone instructions that the Fund reasonably believes to be genuine. The Fund employ certain procedures to determine whether telephone instructions are genuine, including requesting personal shareholder information prior to acting on telephone instructions, providing written confirmations of each telephone transaction, and recording all telephone instructions. The Fund may be liable for losses due to fraudulent telephone instructions if it fails to follow these procedures. For your protection, the ability to redeem by telephone and have the proceeds mailed to your registered address may be suspended for up to 30 days following an account address change. This suspension period will not apply to redemptions by mail, which can be made at any time. See "How to Redeem (Sell) Shares."

Involuntary Redemptions. Upon 60 days prior written notice, the Fund may redeem all of your shares without your consent if:

1. Your account balance falls below $500. However, if you wish to maintain the account, you may

                                       -

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    during the 60-day notice period either (i) add to your account to bring it to the $1,000 minimum, or (ii) establish an Automatic Investment Plan with a minimum monthly investment of $50.

2. You are a U.S. shareholder and fail to provide the Fund with a certified taxpayer identification number.

3. You are a foreign shareholder and fail to provide the Fund with a current Form W-8, "Certificate of Foreign Status."


If the Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

Taxpayer Identification Number. Federal law requires the Fund to withhold 31% of dividends and redemption proceeds paid to certain shareholders who have not complied with certain tax regulations. The Fund will generally not accept an investment to establish a new account that does not comply with these regulations. You will be asked to certify on your account application that the social security number or tax identification number provided is correct and that you are not subject to 31% backup withholding for previous underreporting of income to the Internal Revenue Service.


Shareholder Statements and Reports. The Fund will send a separate confirmation of each nonroutine transaction that affects your account balance or registration. Routine, pre-authorized transactions are confirmed in the monthly or quarterly account statements provided to shareholders. The types of pre-authorized transactions that will be confirmed on your account statement include:

- Periodic share purchases through an Automatic Investment Plan

- Reinvestment of dividends and capital gains distributions

- Automatic withdrawals or exchanges between the Fund and another Columbia Fund


The Fund will mail to its shareholders on or before January 31 of each year a summary of the federal income tax status of the Fund's distributions for the preceding year.


Financial reports on the Fund, which include a listing of the Fund's portfolio securities, are mailed semiannually to shareholders. To reduce Fund expenses, only one such report and the annually updated prospectus will be mailed to accounts with the same Tax Identification Number. In addition, shareholders or multiple accounts at the same mailing address can elect to eliminate duplicate mailings to that address by filing a SAVMAIL form with the Fund. For a SAVMAIL form or to receive additional copies of any shareholder report or prospectus, please call an Investor Services Representative at 1-800-547-1707.

                           -- IRAS, SEP IRAS, AND --
                                RETIREMENT PLANS
Investors may invest in the Fund through the Columbia IRA and the Columbia Prototype Money Purchase Pension and Profit Sharing Plan. Please contact the Fund for further information and application forms. Investments may also be made in the Fund in connection with established retirement plans.

                       -- PRIVATE MANAGEMENT ACCOUNTS --
Columbia Trust Company offers Private Management Accounts that provide investment management tailored to the specific investment objectives of individuals, institutions, trusts, and estates, using the Fund and other Columbia Funds as investment vehicles. The annual fee for this service is .75 of 1% of net assets ($1,000 minimum fee) and is in addition to investment advisory fees paid by the Fund and other Columbia Funds to the Advisor. For additional information, call Columbia Trust Company at 503-222-3600.

                                       -

                            DISTRIBUTIONS AND TAXES
       -----------------------------------------------------------------

                              -- DISTRIBUTIONS --
The Fund is required to distribute to shareholders each year all of its net investment income and any net realized capital gains. Net investment income (income from dividends, interest and any net realized short-term capital gains) is distributed by the Fund as a dividend. Any net long-term capital gains realized on the sale of portfolio securities by the Fund are distributed as capital gains distributions. Dividends are declared and paid each calendar quarter, while capital gains distributions are declared and paid in December.

                           -- DISTRIBUTION OPTIONS --
Unless you select a different option, all dividends and capital gains distributions are reinvested on the record date in additional shares at a reinvestment price equal to the NAV at the close of business on that day minus the amount of the distribution. You may elect on your account application, or at any other time by notifying the Fund, to receive your distributions in cash or to reinvest them in the Fund.

                        -- TAXATION OF DISTRIBUTIONS --
The tax character of distributions from the Fund is the same whether they are paid in cash or reinvested in additional shares. Dividends declared in October, November, or December to shareholders of record as of a date in one of those months and paid the following January will be reportable as if received by the shareholders on December 31. This section is only a brief summary of the major tax considerations affecting the Fund and its shareholders and is not a complete or detailed explanation of tax matters. Investors should consult their tax advisors concerning the tax consequences of investing in the Fund.


Federal Income Taxes. Distributions from the Fund of net investment income or net realized short-term capital gains are generally taxable to shareholders as ordinary income. Distributions designated as the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder held the Fund's shares. A portion of any dividends received from the Fund may be eligible for the dividends received deduction available to corporate shareholders.


Information on the tax status of distributions by the Fund is mailed to shareholders each year on or before January 31.

State Income Taxes. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisors concerning state and local tax consequences of investing in the Fund.

"Buying a Dividend." If you buy shares of the Fund before it pays a distribution, you will pay the full price of the shares and receive a portion of the purchase price back in the form of a taxable distribution. The Fund's NAV and your cost basis in the purchased shares is reduced by the amount of the distribution. The impact of this tax result is most significant when shares are purchased shortly before an annual distribution of capital gains or other earnings.

                           -- TAXATION OF THE FUND --
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code. By qualifying and meeting certain other requirements, the Fund generally will not be subject to federal income taxes to the extent it distributes to its shareholders its net investment income and realized capital gains. The Fund intends to make sufficient distributions to relieve itself from liability for federal income taxes.

                                       -

                             ADDITIONAL INFORMATION
       -----------------------------------------------------------------

                          -- REPURCHASE AGREEMENTS --
The Fund may enter into repurchase agreements, which are agreements where the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy based on criteria adopted by its Board of Directors. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

                           -- ILLIQUID SECURITIES --
No illiquid securities will be acquired if upon the purchase more than 5% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value.


Under current  interpretations  of the  Staff  of the  Securities  and  Exchange
Commission, the following securities in which the Fund may invest will be considered illiquid:

- repurchase agreements maturing in more than seven days;

- restricted securities (securities whose public resale is subject to legal restrictions);

- options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and

- any other securities in which the Fund may invest that are not readily marketable.
                          -- OPTIONS AND FINANCIAL --
                              FUTURES TRANSACTIONS

The Fund may invest up to 5% of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices and foreign currencies. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire. The Fund may only write call options that are covered. A call option is covered if written on a security that the Fund already owns. The Fund may write such options on up to 25% of its assets.

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The Fund may also engage in financial futures transactions, including foreign currency financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

Upon entering into a futures contract, the Fund would be required to deposit with its custodian in a segregated account cash or certain U.S. Government securities in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

The principal risks of options and futures transactions are:

- imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover;

- lack of assurance that a liquid secondary market will exist for any particular option, futures, or foreign currency contract at any particular time;

- the need for additional skills and techniques beyond those required for normal portfolio management;

- losses on futures contracts resulting from market movements not anticipated by the investment adviser; and

- possible need to defer closing out certain options or futures contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

                          -- TEMPORARY INVESTMENTS --
When, as a result of market conditions, the Fund determines that a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

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                          -- WHEN-ISSUED SECURITIES --
Delayed-delivery or when-issued transactions arise when securities are purchased or sold by the Fund, with payment and delivery taking place in the future, to secure what is considered to be an advantageous price and yield to the Fund at the time of the transaction. When-issued securities are subject to market fluctuations, and no interest accrues to the Fund until delivery. The value of the securities may be less at the time of delivery than it was when the commitment was made. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to complete the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions typically occur approximately 30 days or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets consisting of cash, U.S. Government securities, or other high-grade debt obligations and equal to the value of such purchase commitments will be maintained by the Fund's custodian until payment is made. To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage.

                         -- DOLLAR ROLL TRANSACTIONS --
The Fund may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions consist of the sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, the Fund is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially involve only a firm commitment agreement by the Fund to buy a security. The Fund will not use such transactions for leveraging purposes, and accordingly, will segregate cash, U.S. Government securities, or other high grade debt obligations in an amount sufficient to meet their purchase obligations under these transactions.


                               -- BOND RATINGS --
Moody's bond ratings:

Aaa -- Best quality; smallest degree of investment risk.

Aa -- High quality by all standards; Aa and Aaa are known as high-grade bonds.

A -- Many favorable investment attributes; considered upper medium-grade obligations.

Baa -- Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba -- Speculative elements; future payments of interest and principal cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

B -- Generally lacking characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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Standard & Poor's bond ratings:

AAA -- Highest rating; extremely strong capacity to pay principal and interest.

AA -- Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

A -- Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

BB -- Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B -- Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       -

                               1995 ANNUAL REPORT
           ---------------------------------------------------------

                           An Overview of the Markets

    At this time last year, we said that the long-term outlook for stocks and bonds seemed more promising and under appreciated than we had observed in a long time. Even though rising interest rates caused us to question the strength of the economy at the beginning of 1995, favorable productivity trends, a benign inflationary environment, and a more fiscally responsible government created an extremely hospitable environment for financial assets. Long-term interest rates fell more than expected, and stock prices benefited from the fall in bond yields as well as from earnings that were far better than expected. And while economic activity was uneven throughout the year, growth generally met the Federal Reserve Board's objectives of advancing slowly without inflationary pressures.

                          Performance Comparisons
                       Average Annual Total Returns
                  FOR THE PERIODS ENDED DECEMBER 31, 1995

                               1 year      3 year      5 year     10 year
                             ----------  ----------  ----------  ----------
Standard & Poor's 500            37.58%      15.35%      16.59%      14.87%
Lehman Aggregate                 18.47%       8.07%       9.48%       9.63%
Lehman Bros. Gov't./Corp.        19.24%       8.51%       9.81%       9.65%
Russell 2000                     28.44%      14.46%      21.00%      11.32%
Financial Times/S&P
 Actuaries
 Euro-Pacific                    10.62%      16.67%       9.30%        N/A


    As we enter 1996, an uncertainty exists as to how aggressive the Fed will be in lowering interest rates. One view is that the Fed needs to be aggressive in continuing to lower rates to ensure that the economy recovers from the current slowdown and avoids recession. Others believe that the underlying economy is growing at a rate of 2% to 2 1/2% and that only modest easing is necessary. Even after the rate cut in January, however, short-term rates at 5 1/4% seem high compared to inflation at 2 1/2% to 3%. This suggests that the Fed has the flexibility to be aggressive in lowering rates if necessary, particularly since the dollar has stabilized and interest rates overseas are continuing to decline.

    When short-term rates go down, they tend to influence long-term rates downward as well. Lower long-term rates, in turn, argue for somewhat higher price/earnings (P/E) ratios. Compared to inflation and bond yields, P/E ratios seem fairly valued -- but not cheap. This is surprising given the exceptional gain in stock prices during 1995.

Cautious Optimism

    We do not expect earnings growth to match last year's spectacular showing. In fact, we believe the rate of earnings gain could be flat to up 5% in 1996, since much of the corporate restructuring that drove earnings growth last year has been completed and nominal sales growth is so low. Finally, continued declines in interest rates cannot begin to match the dramatic declines of last year.

    Nevertheless, we remain optimistic about the financial markets for 1996, and we view the long-range outlook as favorable. The number of Americans reaching their peak savings years is on the rise. The government drive to reduce budget deficits seems more serious than at any other time in recent history; it's less a question of whether to balance the budget, but how quickly to do it. Declining interest rates and low inflation in the U.S. and throughout the industrial world suggest the possibility of global pickup in economic activity in late 1996 or early 1997.

    Our main concern is that many of the investors lured into the stock market over the last several years may have been spoiled by low volatility and constant gains. With this in mind, a short-term sell-off might be healthy for the long-term outlook. But as events stand today, the long-term bull market seems intact, even if stock prices don't increase as much or as rapidly as last year.

Current Strategy

    With the economy growing slowly, inflation under control, low interest rates, and good cash flow into mutual funds, we believe that this is a favorable environment for


                                       -

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financial assets. However, upside earnings surprises will be more difficult to uncover. Companies that stand out will be those that continue to innovate, cut costs, compete globally, react to technological changes, and effectively manage their labor force.

    Our research will focus on identifying companies that can meet these challenges and enjoy above-average earnings growth. Other themes or sectors that we find attractive at this time include overcapitalized industries with the prospects of restructuring (such as insurance, business and consumer services organizations), smaller capitalized companies, and more defensive, dividend-paying industries such as real estate investment trusts (REITs). We also believe energy companies, certain technology stocks with favorable product cycles, and industries benefiting from the aging of America (e.g., health care) offer attractive opportunities.

    The following pages contain a financial report and a discussion of the investment activity occurring in the Fund during 1995. Included also is a graph comparing the growth of $10,000 invested in the Fund, the S&P 500 Stock Index, and the Lehman Aggregate Bond Index. Unlike the Fund, however, the indices are not actively managed, and have no operating expenses, portfolio transaction costs, or cash flows.

    As always, we appreciate your continuing confidence in Columbia Funds.

The Investment Team
Columbia Funds Management Company
February 1996

                                       -

                               INVESTMENT REVIEW
       -----------------------------------------------------------------

                          COLUMBIA BALANCED FUND, INC.

    Columbia Balanced Fund posted a total return of 25.08% during 1995. On December 31, 1995, the Fund had an asset allocation of 53% stocks, 42% bonds, and 5% cash equivalents.

    On the equity side of the portfolio, the Fund was underweighted in technology issues early in the year, a period when these stocks were among the leaders of the market's advance. In addition, the Fund did not benefit until the second half of the year from its greater than market weightings in REITs and energy stocks.

    As 1995 progressed, we looked for gradual slowing of economic momentum. We emphasized sectors likely to produce steady earnings gains such as health care, and others poised to benefit from falling interest rates such as banking and financial services. The Fund's holdings in cyclical areas, including technology, were generally underweighted versus the market.

    On the fixed income side of the portfolio, the Fund benefited from a duration that was slightly longer than the Lehman Aggregate Bond Index and from an overweighting in corporate bonds and mortgage-backed securities. The fixed income portion of the Fund continues to maintain a conservative investing strategy regarding credit quality, derivatives, diversification, and intermediate average maturity.

    We look for further economic deceleration, and have maintained a significant exposure in the financial services area, most recently adding to holdings in insurance. Anticipating that steady earnings gains will command greater investor attention, we have added to health care and consumer staples holdings. Finally, we have gradually begun to increase our exposure in certain technology issues, which enjoy favorable product cycle prospects that are not fully discounted and offer good value.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            CBF         S&P     Lehman Agg
10/1/91                                                  10,000      10,000         10,000
31/91                                                    10,780      10,838         10,507
31/92                                                    11,738      11,664         11,285
31/93                                                    13,337      12,840         12,385
31/94                                                    13,350      13,009         12,023
12/31/95                                                 16,699      17,898         14,244
Average Annual Total Returns
                                                                                    Lehman
                                                            CBF     S&P 500            Agg
1 Year                                                   25.08%      37.58%         18.47%
Since
Inception                                                12.66%      14.50%          8.57%
Value on 12/31/95
CBF                                                     $16,696
S&P 500                                                 $17,898
Lehman Agg                                              $14,244
$10,000 Investment
made on 10/1/91
(Inception Date)
Past performance is not predictive of future
performance.

                                       -

                            SCHEDULE OF INVESTMENTS
       -----------------------------------------------------------------
                          COLUMBIA BALANCED FUND, INC.

                                          Shares or
                                          Principal
December 31, 1995                           Amount        Value(1)
                                         ------------  --------------
Common Stocks (52.2%)
  Banking & Finance (6.4%)
    Ahmanson (H.F.) & Co. .............        77,000  $    2,040,500
    American Express Co. ..............       130,200       5,387,025
    Federal Home Loan Mortgage
     Corp. ............................        70,000       5,845,000
    Federal National Mortgage Assn. ...        20,200       2,507,325
    Fleet Financial Group, Inc. .......        59,700       2,432,775
    Greenpoint Financial Corp. ........       120,000       3,210,000
    Morgan (J.P.) & Co., Inc. .........        57,700       4,630,425
    PNC Bank Corp. ....................       160,000       5,160,000
                                                       --------------
                                                           31,213,050
                                                       --------------
  Building & Forestry Products (0.9%)
    Champion International Corp. ......       100,600       4,225,200
                                                       --------------
  Business Services (1.9%)
    *ADT Ltd. .........................       211,400       3,171,000
    Service Corp. International........       133,600       5,878,400
                                                       --------------
                                                            9,049,400
                                                       --------------
  Chemical (1.9%)
    Grace (W.R.) & Co. ................        63,900       3,778,087
    Hercules, Inc. ....................        93,100       5,248,513
                                                       --------------
                                                            9,026,600
                                                       --------------
  Consumer Durable (1.3%)
    Ford Motor Co. ....................       143,000       4,147,000
    Harley-Davidson, Inc. .............        82,000       2,357,500
                                                       --------------
                                                            6,504,500
                                                       --------------
  Consumer Non-Durable (4.8%)
    *Circus Circus Enterprises,
     Inc. .............................        89,600       2,497,600
    *Federated Department Stores,
     Inc. .............................       131,900       3,627,250
    Mattel, Inc. ......................       157,800       4,852,350
    Nike, Inc. (Class B)...............        61,800       4,302,825
    *Payless Cashways, Inc. ...........       239,700       1,018,725
    Rykoff-Sexton, Inc. ...............        81,000       1,417,500
    Sears, Roebuck & Co. ..............       109,900       4,286,100
    Wendy's International, Inc. .......        65,000       1,381,250
                                                       --------------
                                                           23,383,600
                                                       --------------
  Consumer Staples (4.8%)
    Gillette Co. ......................        85,400       4,451,475
    Philip Morris Cos., Inc. ..........        51,400       4,651,700
    Pioneer Hi-Bred International,
     Inc. .............................        43,700       2,430,812
    Procter & Gamble Co. ..............        53,300       4,423,900
    Sunbeam Corp. .....................       165,300       2,520,825
    Sysco Corp. .......................       146,000       4,745,000
                                                       --------------
                                                           23,223,712
                                                       --------------

                                          Shares or
                                          Principal
                                            Amount        Value(1)
                                         ------------  --------------
  Energy (4.2%)
    Chevron Corp. .....................        50,600  $    2,656,500
    Exxon Corp. .......................        14,850       1,189,856
    Louisiana Land & Exploration
     Co. ..............................        64,000       2,744,000
    Mobil Corp. .......................        36,800       4,121,600
    Noble Affiliates, Inc. ............        28,800         860,400
    Royal Dutch Petroleum Co. ADR......        43,450       6,131,881
    Unocal Corp. ......................       100,000       2,912,500
                                                       --------------
                                                           20,616,737
                                                       --------------
  Energy Services (0.5%)
    Baker Hughes, Inc. ................       105,000       2,559,375
                                                       --------------
  Entertainment & Media (3.3%)
    Capital Cities/ABC, Inc. ..........        36,000       4,441,500
    Reader's Digest Association, Inc.
     (Class A non vtg.)................        50,400       2,583,000
    Time Warner, Inc. .................       128,800       4,878,300
    *Viacom, Inc. (Class B)............        86,600       4,102,675
                                                       --------------
                                                           16,005,475
                                                       --------------
  Health (6.1%)
    *Amgen, Inc. ......................       101,800       6,044,375
    Bausch & Lomb, Inc. ...............       128,700       5,099,738
    Becton, Dickinson & Co. ...........        34,700       2,602,500
    *Humana, Inc. .....................        86,000       2,354,250
    Johnson & Johnson..................        45,800       3,921,625
    U.S. HealthCare, Inc. .............        53,600       2,492,400
    United Healthcare Corp. ...........        61,700       4,041,350
    Warner-Lambert Co. ................        33,200       3,224,550
                                                       --------------
                                                           29,780,788
                                                       --------------
  Insurance (2.6%)
    Aetna Life & Casualty Co. .........        20,000       1,385,000
    American International Group,
     Inc. .............................        44,800       4,144,000
    Berkley (W.R.) Corp. ..............        50,000       2,687,500
    TIG Holdings, Inc. ................       150,000       4,275,000
                                                       --------------
                                                           12,491,500
                                                       --------------
  Machinery & Capital Spending (2.6%)
    Case Corp. ........................        58,000       2,653,500
    Emerson Electric Co. ..............        59,100       4,831,425
    General Electric Co. ..............        68,300       4,917,600
                                                       --------------
                                                           12,402,525
                                                       --------------
  Metal Mining & Steel (0.5%)
    Worthington Industries, Inc. ......       123,000       2,559,938
                                                       --------------
  Real Estate Securities (2.9%)
    American Health Properties,
     Inc. .............................        73,600       1,582,400

                                       -

  ---------------------------------------------------------------------------
                          COLUMBIA BALANCED FUND, INC.

                                          Shares or
                                          Principal
                                            Amount        Value(1)
                                         ------------  --------------
Common Stocks (Continued)
    Associated Estates Realty Corp. ...        76,200  $    1,638,300
    Beacon Properties Corp. ...........        45,000       1,035,000
    Equity Residential Properties
     Trust.............................        48,500       1,485,312
    JP Realty, Inc. ...................        97,500       2,132,812
    Manufactured Home Communities,
     Inc. .............................        78,000       1,365,000
    National Health Investors, Inc. ...        72,000       2,385,000
    Simon Property Group, Inc. ........        52,500       1,279,688
    Sun Communities, Inc. .............        54,700       1,442,713
                                                       --------------
                                                           14,346,225
                                                       --------------
  Technology (5.0%)
    Adobe Systems, Inc. ...............        58,000       3,596,000
    Boeing Co. ........................        35,000       2,743,125
    *Cisco Systems, Inc. ..............        39,200       2,925,300
    *Computer Sciences Corp. ..........        63,200       4,439,800
    Ericsson (L.M.) Telephone Co.
     (Class B) Spon. ADR...............       173,000       3,373,500
    General Motors Corp. (Class E).....        82,400       4,284,800
    Hewlett-Packard Co. ...............        13,000       1,088,750
    *Sun Microsystems, Inc. ...........        46,000       2,098,750
                                                       --------------
                                                           24,550,025
                                                       --------------
  Transportation (0.8%)
    Norfolk Southern Corp. ............        33,400       2,651,125
    Southwest Airlines Co. ............        51,700       1,202,025
                                                       --------------
                                                            3,853,150
                                                       --------------
  Utilities/Communications (1.3%)
    AT&T Corp. ........................        45,000       2,913,750
    Vodafone Group plc ADR.............        92,000       3,243,000
                                                       --------------
                                                            6,156,750
                                                       --------------
  Utilities/Electric/Gas (0.4%)
    NIPSCO Industries, Inc. ...........        51,400       1,966,050
                                                       --------------
  Total Common Stocks
   (Cost $210,794,217).................                   253,914,600
                                                       --------------
Convertible Preferred Stock (0.4%)
  Technology (0.4%)
    American Express Co.
     (Cost $1,470,000).................        40,000       2,220,000
                                                       --------------
                                          Shares or
                                          Principal
                                            Amount        Value(1)
                                         ------------  --------------
U.S. Government, Federal Agency Obligations (25.1%)
  U.S. Treasury Bonds & Notes (10.3%)
    U.S. Treasury Bonds
      12.000% 08/15/2013...............  $  4,350,000  $    6,714,399
      8.125% 08/15/2019................    12,230,000      15,397,326
    U.S. Treasury Notes
      6.125% 07/31/1996................     6,195,000       6,229,444
      6.875% 08/31/1999................    14,780,000      15,540,579
      7.250% 05/15/2004................     5,740,000       6,378,058
                                                       --------------
                                                           50,259,806
                                                       --------------
  Government National Mortgage Association (GNMA) (3.9%)
    7.500% 11/20/2025 - 12/20/2025
     (GNMA II).........................     2,663,245       2,723,168
    8.000% 07/15/2025 - 09/15/2025.....     2,161,304       2,252,511
    8.000% 08/20/2025 - 11/20/2025
     (GNMA II).........................     9,176,322       9,505,753
    8.750% 08/15/2024..................     1,530,079       1,621,883
    9.000% 01/15/2030..................     1,028,832       1,095,387
    9.375% 11/15/2029 - 02/15/2035.....     1,691,391       1,818,634
                                                       --------------
                                                           19,017,336
                                                       --------------
  Federal Housing Administration (FHA) (1.3%)
    FHA Insured Project Pool #12
      7.430% 12/01/2021................       922,420         965,645
    FHA Insured Project Pool #23-11059
      7.700% 08/01/2028................     1,631,427       1,670,581
    FHA Insured Project Pool #42
      7.430% 09/01/2022................     1,240,489       1,305,949
    FHA Insured Project Pool #53
      7.430% 02/01/2022................     1,067,856       1,122,766
    FHA Insured Project Pool #53-43077
      9.125% 07/25/2033................     1,106,058       1,170,431
                                                       --------------
                                                            6,235,372
                                                       --------------
  Federal National Mortgage Association (FNMA) (0.2%)
      8.173% 05/01/2025 (ARM)..........       800,937         826,968
                                                       --------------
  Federal Home Loan Mortgage Corp. (FHLMC) (0.3%)
      8.500% 10/01/2024 - 03/01/2025...     1,473,964       1,539,371
                                                       --------------
  Agency Collateralized Mortgage Obligations (9.1%)
    Bear Stearns Secured Inv., Inc.
      Series 88-6 Cl. B
      0.000% 03/20/1996................       272,081         268,765
    Collateralized Mortgage Obligation
      Trust 22 Cl. Y
      7.950% 05/01/2017................     1,857,800       1,936,200

                                       -

  ---------------------------------------------------------------------------
                          COLUMBIA BALANCED FUND, INC.

                                          Shares or
                                          Principal
                                            Amount        Value(1)
                                         ------------  --------------
U.S. Government, Federal Agency Obligations (Continued)
    FHLMC Multiclass Mtg. Partn.
      Ctfs. Gtd. Series 1203 Cl. F
      6.750% 07/15/2003................  $    720,052  $      722,521
    FHLMC Multiclass Mtg. Partn.
      Ctfs. Gtd. Series 1339 Cl. C
      8.000% 08/15/2006................       750,000         823,125
    FHLMC Multiclass Mtg. Partn.
      Ctfs. Gtd. Series 1552 Cl. GA
      6.000% 12/15/2021................     2,000,000       1,965,000
    FHLMC Multiclass Mtg. Partn.
      Ctfs. Gtd. Series 1694 Cl. MA
      6.100% 05/15/2023................     2,430,954       2,394,101
    FHLMC Multiclass Mtg. Partn.
      Ctfs. Gtd. Series 1730 Cl. A
      7.000% 07/15/2017................     1,950,024       1,979,274
    FHLMC Multiclass Mtg. Partn.
      Ctfs. Gtd. Series 1761 Cl. G
      8.000% 06/15/2021................       340,000         360,291
    FHLMC Multiclass Mtg. Partn.
      Ctfs. Gtd. Series 1761 Cl. H
      8.250% 09/15/2023................     6,025,000       6,550,259
    FHLMC Multiclass Mtg. Partn.
      Ctfs. Gtd. Series 1763 Cl. H
      8.250% 07/15/2023................       130,000         141,171
    FHLMC Multiclass Mtg. Partn.
      Ctfs. Gtd. Series 1782 Cl. A
      6.300% 05/15/2008................     2,340,000       2,286,414
    FHLMC Multiclass Mtg. Partn.
      Ctfs. Gtd. Series 1782 Cl. C
      6.500% 03/15/2009................     1,894,308       1,872,144
    FHLMC Multiclass Mtg. Partn.
      Ctfs. Gtd. Series 1793 Cl. A
      6.500% 08/15/2008................       680,000         671,500
    FNMA Gtd. REMIC Pass Thru Ctf.
      REMIC Tr. 1991-G35 Cl. M
      8.750% 10/25/2021................     1,920,000       2,094,893
    FNMA Gtd. REMIC Pass Thru Ctf.
      REMIC Tr. 1993-205 Cl. D
      0.000% 04/25/2004................     1,990,000       1,332,106
    FNMA Gtd. REMIC Pass Thru Ctf.
      REMIC Tr. 1993-235 Cl. C
      0.000% 10/25/1997................     1,050,000         966,326
    FNMA Gtd. REMIC Pass Thru Ctf.
      REMIC Tr. 1993-225 Cl. WE
      6.500% 12/25/2013................       500,000         480,650
                                          Shares or
                                          Principal
                                            Amount        Value(1)
                                         ------------  --------------
    FNMA Gtd. REMIC Pass Thru Ctf.
      REMIC Tr. 1994-91 Cl. C
      6.500% 12/25/2012................  $  1,450,000  $    1,423,755
    FNMA Gtd. REMIC Pass Thru Ctf.
      REMIC Tr. 1995-23D Cl. G
      6.500% 06/25/2008................       490,000         479,073
    FNMA Gtd. REMIC Pass Thru Ctf.
      REMIC Tr. 1989-39 Cl. D
      0.000% 05/25/2009................     1,260,000         941,094
    GNMA Gtd. REMIC Pass Thru
      Secs. REMIC Tr. 1994-1 Cl. PE
      7.500% 07/16/2022................     3,515,000       3,744,565
    GNMA Gtd. REMIC Pass Thru
      Secs. REMIC Tr. 1994-3 Cl. PG
      7.250% 08/16/2019................     1,370,000       1,443,199
    GNMA Gtd. REMIC Pass Thru
      Secs. REMIC Tr. 1994-5 Cl. PC
      7.493% 10/16/2018................       420,000         447,825
    GNMA Gtd. REMIC Pass Thru
      Secs. REMIC Tr. 1994-7 Cl. PG
      6.500% 08/16/2017................     1,550,000       1,572,754
    Goldman Sachs Trust 7
      Series C Cl. 2
      9.100% 04/27/2017................        11,970          11,944
    Merrill Lynch Trust 25 Cl. B
      8.750% 03/20/2019................        41,895          41,816
    Puerto Rico Housing Finance
      Corp. Series A Cl. 4
      9.000% 07/20/2017................       745,598         745,598
    U.S. VA Vendee Mtg. Gtd. REMIC
      Pass Thru Ctf. 1993-2 Cl. D
      6.750% 02/15/2013................       480,000         488,549
    U.S. VA Vendee Mtg. Gtd. REMIC
      Pass Thru Ctf. 1993-3 Cl. 2E
      6.000% 11/15/2016................       550,000         533,335
    U.S. VA Vendee Mtg. Gtd. REMIC
      Pass Thru Ctf. 1994-3 Cl. 1D
      6.500% 06/15/2012................     1,178,000       1,189,073
    U.S. VA Vendee Mtg. Gtd. REMIC
      Pass Thru Ctf. 1995-1D Cl. 4
      8.855% 02/15/2025................     2,257,597       2,490,806
    U.S. VA Vendee Mtg. Gtd. REMIC
      Pass Thru Ctf. 1995-3 Cl. 1F
      7.250% 12/15/2021................     1,640,000       1,692,316
                                                       --------------
                                                           44,090,442
                                                       --------------
    Total U.S. Government,
     Federal Agency Obligations
     (Cost $116,944,995)...............                   121,969,295
                                                       --------------

                                       -

  ---------------------------------------------------------------------------
                          COLUMBIA BALANCED FUND, INC.

                                          Shares or
                                          Principal
                                            Amount        Value(1)
                                         ------------  --------------
Other Securitized Loans (4.7%)
  Collateralized Mortgage Obligations (2.2%)
    CMC Securities Corp. I
      Series 1992-B Cl. B2
      7.375% 11/25/2023................  $  2,728,253  $    2,774,716
    Residential Funding Mtg. Sec., Inc.
      Series 1995-S14 Cl. A-2
      7.500% 09/25/2025................     2,300,000       2,349,680
    Ryland Mortgage Sec. Corp.
      Three Series 1992-D Cl. 2-A-4
      8.200% 09/25/2022................     2,745,000       2,871,956
    Securitized Asset Sales, Inc.
      Mtg. Pass Thru Ctf. Series
      1993-3 Cl. A2
      7.301% 11/25/2023................       745,641         761,001
    Securitized Asset Sales, Inc.
      Mtg. Pass Thru Ctf. Series
      1995-B Cl. A3
      7.410% 09/25/2024................       500,000         509,550
    Securitized Asset Sales, Inc.
      Mtg. Pass Thru Ctf. Series
      1995-B Cl. A8
      7.410% 09/25/2024................       456,693         464,822
    Structured Mtg. Asset Res. Tr.
      Series 1992-6A Multiclass Ctf.
      Cl. AF
      8.150% 07/25/2008................     1,000,000       1,025,000
    Structured Mtg. Asset Res. Tr.
      Series 1993-2A Multiclass Ctf.
      Cl. AB
      6.300% 07/25/2004................         7,705           7,679
                                                       --------------
                                                           10,764,404
                                                       --------------
  Asset Backed Securities (2.5%)
    Advanta Mortgage Loan Trust
      Series 1995-3 Cl. A-6
      7.150% 09/25/2026................       997,346       1,009,812
    First Alliance Mortgage Trust
      Series 1994-2 Cl. A-1
      7.625% 07/25/2025................     2,240,630       2,333,393
    GE Capital Mtg. Services, Inc.
      Series 1995-HE1 Cl. A6
      7.500% 09/25/2010................     3,825,846       3,921,492
    Prudential Secs. Financial
      Asset Funding Corp. Pass Thru
      Ctf. 1994-2 Cl. A
      6.350% 11/15/2014................     4,955,458       4,959,323
                                                       --------------
                                                           12,224,020
                                                       --------------
    Total Other Securitized Loans
     (Cost $22,259,017)................                    22,988,424
                                                       --------------
                                          Shares or
                                          Principal
                                            Amount        Value(1)
                                         ------------  --------------
Corporate Bonds (12.0%)
  Industrial (6.7%)
    American President Co. Ltd.
      8.000% 01/15/2024................  $  2,025,000  $    2,094,842
    Columbia/HCA Healthcare Corp.
      7.190% 11/15/2015................     2,350,000       2,431,145
    Continental Cablevision, Inc.
      9.000% 09/01/2008................       300,000         315,000
    Emerson Electric Co. Euro
      7.875% 06/05/1998................       380,000         398,859
    Ethan Allen, Inc.
      8.750% 03/15/2001................       500,000         515,000
    Federated Department Stores, Inc.
      10.000% 02/15/2001...............     1,000,000       1,080,000
    Freeport-McMoRan Resource Partners
      L.P.
      8.750% 02/15/2004................       400,000         408,000
    Lenfest Communications, Inc.
      8.375% 11/01/2005................     1,400,000       1,405,250
    Louis Dreyfus Natural Gas Corp.
      9.250% 06/15/2004................       300,000         323,673
    Louisiana Land & Exploration Co.
      7.650% 12/01/2023................     1,930,000       2,017,448
    Magma Copper Co.
      8.700% 05/15/2005................  400,000.....         456,000
    Nabisco, Inc.
      6.700% 06/15/2002................     2,000,000       2,033,780
    News America Holdings, Inc.
      7.600% 10/11/2015................     3,900,000       3,988,725
    Riverwood International Corp.
      10.750% 06/15/2000...............       200,000         215,000
    Royal Caribbean Cruises Ltd.
      11.375% 05/15/2002...............     1,300,000       1,417,000
    Rykoff Sexton, Inc.
      8.875% 11/01/2003................       425,000         420,750
    Seagull Energy Corp.
      8.625% 08/01/2005................       250,000         242,500
    Sears Roebuck Acceptance Corp.
      Medium Term Note
      5.820% 12/07/1998................     2,450,000       2,455,758
    Southern Pacific Rail Corp.
      9.375% 08/15/2005................       350,000         379,750
    Stop & Shop Cos., Inc.
      9.750% 02/01/2002................       215,000         237,038
    Tele-Communications, Inc.
      8.250% 01/15/2003................     3,500,000       3,783,990
    Temple Inland, Inc.
      Medium Term Note
      9.000% 04/20/1998................       200,000         214,648

                                       -

  ---------------------------------------------------------------------------
                          COLUMBIA BALANCED FUND, INC.

                                          Shares or
                                          Principal
                                            Amount        Value(1)
                                         ------------  --------------
Corporate Bonds (Continued)
    Time Warner Entertainment Co. L.P.
      9.625% 05/01/2002................  $  1,900,000  $    2,200,903
      8.875% 10/01/2012................     1,240,000       1,395,980
    Union Oil Co. of California
      6.375% 02/01/2004................     2,275,000       2,289,173
                                                       --------------
                                                           32,720,212
                                                       --------------
  Financial (4.1%)
    Associates Corp. N.A.
      7.250% 05/15/1998................       450,000         466,425
    CIT Group Holdings, Inc.
      Medium Term Note
      7.000% 09/30/1997................     1,040,000       1,065,605
    CP Limited Partnership
      8.750% 03/02/2000................     1,450,000       1,539,363
    Commercial Credit Group, Inc.
      6.625% 06/01/2015................     1,250,000       1,291,275
    ERP Operating Limited Partnership
      (144A)
      8.500% 05/15/1999................       800,000         847,944
    Equitable Cos., Inc.
      9.000% 12/15/2004................     1,900,000       2,233,241
    First Security Corp. (Del.)
      7.875% 10/15/1999................       800,000         850,576
    Fleet Mortgage Group, Inc.
      6.500% 09/15/1999................       550,000         561,836
    Ford Motor Credit Co.
      6.250% 11/08/2000................       440,000         446,195
    General Electric Capital Corp.
      Medium Term Note
      7.640% 01/23/1997................     1,500,000       1,535,055
    Goldman Sachs Group L.P. (144A)
      7.800% 07/15/2002................     1,250,000       1,335,700
    Household Finance Corp.
      6.750% 06/01/2000................     1,500,000       1,551,840
    International Lease Finance Corp.
      4.750% 07/15/1996................     1,200,000       1,193,784
    Morgan Stanley Group, Inc.
      Medium Term Note
      7.790% 02/03/1997................     1,905,000       1,950,339
    Spieker Properties
      6.800% 12/15/2001................     1,460,000       1,463,665
    Wachovia Bank Medium Term Note
      6.000% 03/15/1999................     1,425,000       1,441,701
                                                       --------------
                                                           19,774,544
                                                       --------------
                                          Shares or
                                          Principal
                                            Amount        Value(1)
                                         ------------  --------------
  Utility (0.4%)
    GTE Corp.
      8.850% 03/01/1998................  $    750,000  $      799,612
    GTE North, Inc.
      5.500% 02/15/1999................     1,000,000         993,550
                                                       --------------
                                                            1,793,162
                                                       --------------
  Yankee (0.8%)
    Hydro-Quebec
      8.000% 02/01/2013................     1,520,000       1,688,082
    Manitoba Province
      7.750% 02/01/2002................       700,000         765,436
    Province Ontario
      7.375% 01/27/2003................     1,300,000       1,408,264
    Rogers Cantel Mobile, Inc.
      10.750% 11/01/2001...............       150,000         157,875
                                                       --------------
                                                            4,019,657
                                                       --------------
    Total Corporate Bonds
     (Cost $56,049,815)................                    58,307,575
                                                       --------------
    Total investments, excluding
     temporary cash investment
     (Cost $407,518,044)...............                   459,399,894
                                                       --------------
Repurchase Agreement (5.2%)
    Goldman Sachs Corp.
     5.447% dated 12/29/1995,
     due 01/02/1996 in the
     amount of $25,207,291.
     Collateralized by U.S. Treasury
     Bond
     8.750% due 11/15/2008
     (Cost $25,192,252)................    25,192,252      25,192,252
                                                       --------------
Total Investments (99.6%)
 (Cost $432,710,296)...................                   484,592,146
Receivables less liabilities (0.4%)....                     2,175,347
                                                       --------------
Net Assets (100.0%)....................                $  486,767,493
                                                       --------------
                                                       --------------

(1) See Note 1 of Notes to Financial Statements.

*   Non-Income Producing

                  The accompanying notes are an integral part
                          of the financial statements.

                                       -

                      STATEMENT OF ASSETS AND LIABILITIES
       -----------------------------------------------------------------

                                                                                    Columbia
                                                                                    Balanced
December 31, 1995                                                                  Fund, Inc.
                                                                                  ------------
ASSETS:
  Investments at identified cost................................................  $407,518,044
                                                                                  ------------
  Investments at value (Notes 1 and 2)..........................................  $459,399,894
  Temporary cash investments, at cost (Note 1)..................................    25,192,252
  Receivable for:
    Interest....................................................................     2,935,461
    Dividends...................................................................       439,429
    Investments sold............................................................     2,486,885
    Capital stock sold..........................................................       598,554
                                                                                  ------------
  Total assets..................................................................   491,052,475
                                                                                  ------------
LIABILITIES:
  Payable for:
    Capital stock redeemed......................................................       247,138
    Dividends and distributions.................................................       126,681
    Investments purchased.......................................................     3,493,780
    Investment management fee (Note 4)..........................................       202,649
    Accrued expenses............................................................       214,734
                                                                                  ------------
  Total liabilities.............................................................     4,284,982
                                                                                  ------------
Net assets applicable to outstanding shares.....................................  $486,767,493
                                                                                  ------------
                                                                                  ------------
  Net assets consist of:
    Undistributed net investment income.........................................  $    211,082
    Unrealized appreciation on investments......................................    51,881,850
    Undistributed net realized gain from investments............................        21,339
    Capital paid in (Notes 1 and 3).............................................   434,653,222
                                                                                  ------------
                                                                                  $486,767,493
                                                                                  ------------
                                                                                  ------------
Shares of capital stock outstanding (Note 3)....................................    24,241,479
                                                                                  ------------
                                                                                  ------------
Net asset value, offering and redemption price per share (1)....................  $      20.08
                                                                                  ------------
                                                                                  ------------


(1) The net asset value per share is computed by dividing net assets applicable to outstanding shares by shares of capital stock outstanding.

    The accompanying notes are an integral part of the financial statements.

                                       -

                            STATEMENT OF OPERATIONS
       -----------------------------------------------------------------


                                                                                   Columbia
                                                                                   Balanced
Year Ended December 31, 1995                                                      Fund, Inc.
                                                                                  -----------
INVESTMENT INCOME:
  Income:
    Interest....................................................................  $13,405,453
    Dividends...................................................................    4,162,846
                                                                                  -----------
      Total income..............................................................   17,568,299
                                                                                  -----------
  Expenses:
    Investment management fees (Note 4).........................................    1,871,284
    Shareholder servicing costs (Note 4)........................................      317,522
    Reports to shareholders.....................................................      103,146
    Accounting expense..........................................................       56,157
    Financial information and subscriptions.....................................       17,276
    Custodian fees..............................................................       12,872
    Bank transaction and checking fees..........................................       22,026
    Registration fees...........................................................      114,555
    Legal, insurance and auditing fees..........................................       30,492
    Other.......................................................................        7,488
                                                                                  -----------
      Total expenses............................................................    2,552,818
                                                                                  -----------
  Net investment income (Note 1)................................................   15,015,481
                                                                                  -----------
Realized gain and unrealized appreciation from
 investment transactions:
  Net realized gain from investments (Note 2)...................................   20,555,403
  Net unrealized appreciation on investments during the period (Note 1).........   47,270,141
                                                                                  -----------
  Net gain on investment transactions (Note 1)..................................   67,825,544
                                                                                  -----------
  Net increase in net assets resulting from operations..........................  $82,841,025
                                                                                  -----------
                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                                       -

                      STATEMENTS OF CHANGES IN NET ASSETS
       -----------------------------------------------------------------

                                                                                           Columbia
                                                                                           Balanced
Years Ended December 31,                                                                  Fund, Inc.
                                                                                  --------------------------
                                                                                      1995          1994
                                                                                  ------------  ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.......................................................  $ 15,015,481  $  8,699,173
    Net realized gain (loss) from investments (Note 2)..........................    20,555,403    (3,479,941)
    Change in net unrealized appreciation (depreciation) on investments.........    47,270,141    (4,914,068)
                                                                                  ------------  ------------
    Net increase in net assets resulting from operations........................    82,841,025       305,164
  Distributions to shareholders:
    From net investment income..................................................   (14,812,967)   (8,528,093)
    In excess of net investment income..........................................       (46,117)*     (64,270)*
    From net realized gain from investment transactions.........................   (17,052,999)
  Capital share transactions, net (Note 3)......................................   186,168,310    71,368,736
                                                                                  ------------  ------------
    Net increase in net assets..................................................   237,097,252    63,081,537
NET ASSETS:
  Beginning of period...........................................................   249,670,241   186,588,704
                                                                                  ------------  ------------
  End of period (1).............................................................  $486,767,493  $249,670,241
                                                                                  ------------  ------------
                                                                                  ------------  ------------
--------------------------------------------------------------------------------
                                                                                  ------------  ------------
(1) Includes undistributed net investment income of:............................  $    211,082  $     54,685
 * On a tax basis, there was no return of capital.

    The accompanying notes are an integral part of the financial statements.

                                       -

                         NOTES TO FINANCIAL STATEMENTS
       -----------------------------------------------------------------


1.  Significant accounting policies:

    Columbia Balanced Fund, Inc. (CBF) is an open-end, diversified investment company registered under the Investment Company Act of 1940, as amended. The policies described below are consistently followed by CBF in the preparation of its financial statements in conformity with generally accepted accounting principles.

    Investment valuation - CBF equity investments are based on the last sale prices reported by the principal securities exchanges on which the investments are traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. CBF fixed income investments are carried at values deemed best to reflect their fair values as determined in good faith by or under the supervision of officers of CBF specifically so authorized by its Directors. These values are based on market value as quoted by dealers who are market makers in these securities or by an independent pricing service unless unusual circumstances indicate that another method of determining fair value should be considered. Market values for CBF fixed income investments are based on the average of bid and ask prices or by reference to other securities with comparable ratings, interest rates and maturities. Temporary cash investments in short-term securities (principally repurchase agreements) are valued at cost, which approximates market.

    Interest and dividend income - Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

    Shareholder distributions - CBF distributes net investment income quarterly and any net realized gains from investment transactions annually. Distributions to shareholders are recorded on the record date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales and return of capital received from Real Estate Investment Trusts.

    Federal income taxes - CBF has made no provision for federal income taxes on net investment income or net realized gains from sales of securities, since it is the intention of CBF to comply with the provisions of the Internal Revenue Code available to certain investment companies, and to make distributions of income and security profits sufficient to relieve it from substantially all federal income taxes.

    Other - Investment transactions are accounted for on the date the investments are purchased or sold. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are reported on the basis of identified costs. CBF, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements (included in temporary cash investments). Market values of these securities are required to be at least 100% of the cost of the repurchase agreements. CBF's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                       -

  ---------------------------------------------------------------------------

2.  Investment transactions:

    Aggregate purchases, sales and maturities, net realized gain and unrealized appreciation (depreciation) of securities, excluding temporary cash investments, as of and for the period ended December 31, 1995 were as follows:

Purchases:
  Investment securities other than U.S. Government obligations..................  $310,893,650
  U.S. Government obligations...................................................  214,984,335
                                                                                  ------------
    Total purchases.............................................................  $525,877,985
                                                                                  ------------
                                                                                  ------------
Sales and Maturities:
  Investment securities other than U.S. Government obligations..................  $189,253,289
  U.S. Government obligations...................................................  182,028,057
                                                                                  ------------
    Total sales and maturities..................................................  $371,281,346
                                                                                  ------------
                                                                                  ------------
Net Realized Gain:
  Investment securities other than U.S. Government obligations..................  $17,195,677
  U.S. Government obligations...................................................    3,359,726
                                                                                  ------------
    Total net realized gain.....................................................  $20,555,403
                                                                                  ------------
                                                                                  ------------
Unrealized Appreciation (Depreciation) as of December 31, 1995:
  Appreciation..................................................................  $55,548,255
  Depreciation..................................................................   (3,666,405 )
                                                                                  ------------
    Net unrealized appreciation.................................................  $51,881,850
                                                                                  ------------
                                                                                  ------------
Unrealized Appreciation (Depreciation)
 for federal income tax purposes as of December 31, 1995:
  Appreciation..................................................................  $55,769,038
  Depreciation..................................................................   (3,560,483 )
                                                                                  ------------
    Net unrealized appreciation.................................................  $52,208,555
                                                                                  ------------
                                                                                  ------------
For federal income tax purposes, the cost of investments owned at December 31,
 1995...........................................................................  $407,191,339
                                                                                  ------------
                                                                                  ------------

                                       -

  ---------------------------------------------------------------------------

3.  Capital stock:

                                                                                      1995          1994
                                                                                  ------------  ------------
Shares:
  Shares sold...................................................................    12,164,908     7,663,751
  Shares issued for reinvestment of dividends...................................     1,603,299       481,500
                                                                                  ------------  ------------
                                                                                    13,768,207     8,145,251
  Less shares redeemed..........................................................    (3,974,088)   (4,116,129)
                                                                                  ------------  ------------
  Net increase in shares........................................................     9,794,119     4,029,122
                                                                                  ------------  ------------
                                                                                  ------------  ------------
Amounts:
  Sales.........................................................................  $230,627,211  $135,254,333
  Reinvestment of dividends.....................................................    31,608,126     8,338,614
                                                                                  ------------  ------------
                                                                                   262,235,337   143,592,947
  Less redemptions..............................................................   (76,067,027)  (72,224,211)
                                                                                  ------------  ------------
  Net increase..................................................................  $186,168,310  $ 71,368,736
                                                                                  ------------  ------------
                                                                                  ------------  ------------
  Capital stock authorized (shares).............................................   100,000,000
  Par Value.....................................................................     no par


4.  Transactions with affiliates and related parties:


Investment management fees incurred.............................................     $1,871,284
Investment management fee computation basis (percentage of daily net assets per
 annum).........................................................................      .50 of 1%
Transfer agent fee (included in shareholder servicing costs)....................      $232,573
Fees earned by directors not affiliated with CBF's investment advisor, transfer
 agent, or Columbia Management Co...............................................       $5,214


    The investment advisor of CBF is Columbia Funds Management Company. The transfer agent for CBF is Columbia Trust Company, a subsidiary of Columbia Funds Management Company. The transfer agent is compensated based on a per account fee. The contracts for investment advisory and transfer agent services for CBF must be renewed annually by a majority vote of CBF's shareholders or by its directors. Certain officers and directors of CBF are also officers and directors of Columbia Funds Management Company, Columbia Trust Company and Columbia Management Co. They did not receive any direct payments from CBF.

                                       -

                       REPORT OF INDEPENDENT ACCOUNTANTS

       -----------------------------------------------------------------

To the Directors and Shareholders,
Columbia Balanced Fund, Inc.

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Columbia Balanced Fund, Inc. (CBF) as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of CBF's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian, and confirmation by correspondence with brokers as to securities purchased but not received at that date, or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBF as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Portland, Oregon
January 31, 1996

                                       -

                                     [LOGO]

                                 COLUMBIA FUNDS

       ------------------------------------------------------------------
                                   DIRECTORS
                  --------------------------------------------

                                James C. George
                             J. Jerry Inskeep, Jr.
                                  John A. Kemp
                              Thomas R. Mackenzie
                                James F. Rippey
                              Richard L. Woolworth

       ------------------------------------------------------------------
                                    OFFICERS
                  --------------------------------------------

                        J. Jerry Inskeep, Jr., Chairman
                            John A. Kemp, President
                    George L. Hanseth, Senior Vice President
                       Albert D. Corrado, Vice President
                       Lawrence S. Viehl, Vice President
                           Jeff B. Curtis, Secretary

       ------------------------------------------------------------------
                               INVESTMENT ADVISOR
                  --------------------------------------------

                       COLUMBIA FUNDS MANAGEMENT COMPANY
                             1300 S.W. Sixth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350

       ------------------------------------------------------------------
                                 LEGAL COUNSEL
                  --------------------------------------------

                               STOEL RIVES L.L.P.
                       900 S.W. Fifth Avenue, Suite 2300
                          Portland, Oregon 97204-1268

       ------------------------------------------------------------------
                                    AUDITORS
                  --------------------------------------------

                            COOPERS & LYBRAND L.L.P.
                          2700 First Interstate Tower
                             Portland, Oregon 97201

       ------------------------------------------------------------------
                                 TRANSFER AGENT
                  --------------------------------------------

                             COLUMBIA TRUST COMPANY
                             1301 S.W. Fifth Avenue
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350

                                                                 Part B
                                            Reg. Nos. 33-41401/811-6338
_____________________________________________________________________________

                          COLUMBIA BALANCED FUND, INC.
_____________________________________________________________________________

                     STATEMENT OF ADDITIONAL INFORMATION

                         Columbia Financial Center

                          1301 S.W. Fifth Avenue
                              P.O. Box 1350
                        Portland, Oregon  97207
                             1-800-547-1707


     This Statement of Additional Information contains information relating to Columbia Balanced Fund, Inc. (the "Fund"), an open-end, diversified investment company of the management type. The Fund is an Oregon corporation and has a specific investment objective.


     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 23, 1996 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon written request to the Fund or by calling 1-800-547-1707.

_____________________________________________________________________________

                            TABLE OF CONTENTS
_____________________________________________________________________________


Management . . . . . . . . . . . . . . . . . . . . . . . 2
Investment Advisory and Other Fees Paid to Affiliates. . 3
Portfolio Transactions . . . . . . . . . . . . . . . . . 4
Redemptions. . . . . . . . . . . . . . . . . . . . . . . 5
Custodians . . . . . . . . . . . . . . . . . . . . . . . 6
Accounting Services and Financial Statements . . . . . . 6
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . 7
Yield and Performance. . . . . . . . . . . . . . . . . . 9
Investment Restrictions. . . . . . . . . . . . . . . . . 11
Additional Information Regarding Certain
   Investments by the Fund . . . . . . . . . . . . . . . 13






                    February 23, 1996

_____________________________________________________________________________

                                MANAGEMENT
_____________________________________________________________________________

     The directors and officers of the Fund are listed below, together with their principal business occupations. Each person has held his position with the Fund since July 1991. All other principal business occupations have been held for more than five years, except that positions with Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia High Yield Fund, Inc., and Columbia Real Estate Equity Fund, Inc. have been held since July 1991, July 1992, July 1993, and January 1994, respectively, and except as otherwise indicated. The term "Columbia Funds" refers to Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia High Yield Fund, Inc., Columbia Special Fund, Inc., Columbia Daily Income Company, Columbia Municipal Bond Fund, Inc., Columbia U.S. Government Securities Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,*+ Chairman and Director of the Fund and each of the Columbia Funds; Chairman, Director, and a principal shareholder of Columbia Funds Management Company (the "Advisor") and Columbia Management Co.; Chairman and Director of Columbia Trust Company (the "Trust Company"); Director of Columbia Financial Center Incorporated ("Columbia Financial"); Chairman and Trustee of CMC Fund Trust ("CMC Trust").

JAMES F. RIPPEY,*+ Director of the Fund and each of the Columbia Funds; President, Director, and a principal shareholder of the Advisor and Columbia Management Co.; President and Director of the Trust Company; President and Trustee of CMC Trust.

JAMES C. GEORGE, Director of the Fund and each of the Columbia Funds (since June 1994). Mr. George, the former Investment Manager of the Oregon State Treasury (1962-1992), is an investment consultant; 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

JOHN A. KEMP,* Director (since June 1994) and President of the Fund and each of the Columbia Funds; Senior Vice President and Director of the Advisor, Columbia Management Co., and the Trust Company; Senior Vice President, Treasurer, and Director of Columbia Financial; Vice President and Trustee of CMC Trust.

THOMAS R. MACKENZIE, Director of the Fund and each of the Columbia Funds. Mr. Mackenzie is Chairman of the Board of Directors of Mackenzie Engineering Incorporated, consulting engineers, 0690 S.W. Bancroft Street, Portland, Oregon 97201.

RICHARD L. WOOLWORTH,+ Director of the Fund and each of the Columbia Funds (since January 1992). Mr. Woolworth is Chairman, President, and Chief Executive Officer of The Benchmark Group, health insurers, 100 S.W. Market Street, Portland, Oregon 97201.

GEORGE L. HANSETH,* Senior Vice President and Treasurer of the Fund and each of the Columbia Funds; Vice President and Director of the Advisor, Columbia Management Co., and the Trust Company; President and Director of Columbia Financial; Vice President and Trustee of CMC Trust.

ALBERT D. CORRADO,* Vice President of the Fund and each of the Columbia Funds; Vice President of the Advisor and the Trust Company.

LAWRENCE S. VIEHL,* Vice President of the Fund, each of the Columbia Funds, the Advisor, Columbia Management Co., the Trust Company, and CMC Trust.

JEFF B. CURTIS,* Secretary of the Fund, each of the Columbia Funds, and CMC Trust (since April 1994); General Counsel and Secretary of the Advisor, Columbia Management Co., the Trust

Company, and Columbia Financial (since March 1993). Attorney with Stoel Rives (1986-1993), a law firm in Portland, Oregon.


     *These officers and directors are "interested persons" as defined by the Investment Company Act of 1940 and receive no directors fees or salaries from the Fund. Their business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

     +Members of the Executive Committee. The Executive Committee has all powers of the Board of Directors when the Board is not in session, except as limited by law.

     Columbia Financial, a registered securities broker and a member of the National Association of Securities Dealers, Inc., is authorized under a distribution agreement with the Fund to sell shares of the Fund. Columbia Financial does not charge any fees or commissions to investors or the Fund for the sale of shares of the Fund.

     At February 1, 1996, officers and directors of the Fund, in the aggregate, owned of record or beneficially 266,787.299 shares of the Fund (1.1% of the total outstanding).


     At January 31, 1996, to the knowledge of the Fund, no person owned of record or beneficially more than 5 percent of the outstanding shares of the Fund except First Interstate Bank, as Trustee, PO Box 9800, Calabasas, CA 91302, which owned 1,497,164.065 shares of the Fund (6.0 percent of the total shares outstanding).


_____________________________________________________________________________

                    INVESTMENT ADVISORY AND OTHER FEES
                          PAID TO AFFILIATES
_____________________________________________________________________________

     Information regarding services performed by the Advisor for the Fund and the formula for calculating the fees are set forth in the Prospectus under "Fund Management." Advisory fees paid by the Fund were $1,871,284 for 1995, $1,146,605 for 1994, and $699,672 for 1993.

     The Advisor has entered into an agreement with Columbia Management Co. pursuant to which Columbia Management Co. provides the Advisor with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. Columbia Management Co., upon receipt of specific instructions from the Advisor, contacts brokerage firms to effect securities transactions for the Fund. The Advisor pays Columbia Management Co. a fee for this service. No amounts are paid by the Fund to Columbia Management Co. pursuant to the agreement, and Fund expenses are not increased as a result of this agreement.

     The Trust Company, of which the Advisor is a principal shareholder and certain officers of the Fund are minority shareholders, acts as custodian of certain Individual Retirement Accounts (IRAs) and sponsor of Prototype Money Purchase Pension and Profit Sharing Plans that invest in the Fund. The Trust Company charges account holders an annual fee of $25 per IRA account (fee is waived for accounts over $25,000) and a retirement plan setup fee of $100 and an annual fee of $50.

     The Trust Company also acts as transfer agent and dividend crediting agent for the Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund upon request and records and disburses dividends. The Fund pays the Trust Company a per-account fee of $1.00 per month for each shareholder account existing at any time during the month. In addition, the Fund pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under the agreement. Fees paid by the Fund to the Trust Company for services performed for 1995 under the transfer agent agreement were $232,573.

_____________________________________________________________________________

                            PORTFOLIO TRANSACTIONS
_____________________________________________________________________________

     The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. The rate of portfolio turnover for the Fund for each of the past two years is disclosed in the Prospectus under "Financial Highlights."

     Securities owned by the Fund may be purchased with brokerage commissions or on a principal basis without brokerage commissions. The Fund may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. In most international markets, commission rates are not negotiable and may be higher than negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include:
advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. While the Fund has no arrangements or formulas as to either the allocation of brokerage transactions or commission rates paid thereon, a commission in excess of the amount of commission another broker or dealer would have charged for effecting that transaction may be paid by the Fund if management of the Fund determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.


     Allocation of transactions to obtain research services for the Advisor enables the Advisor to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Advisor that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Advisor by the Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to the Fund. Total brokerage commissions paid by the Fund for each of the last three years were $472,821 for 1995, $251,005 for 1994, and $265,988 for 1993.

     The Board of Directors of the Fund will from time to time review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and, if so, determine, in the exercise of its business judgment, whether it would be advisable for the Fund to seek such recapture.

     Although the officers and directors of the Fund and each of the Columbia Funds are the same, investment decisions for the Fund are made independently from those of the other Columbia Funds or accounts managed by Columbia Management Co. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund, the Columbia Funds, or accounts will be made on an equitable basis.

     Since 1967, the Advisor and the Funds have had a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all employees of the Advisor and the Funds. The purpose of the Code is to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or take unfair advantage of their relationship with the Advisor or the Funds. The specific standards included in the Code (as amended) include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval on private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by a Fund over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Advisor's Ethics Committee to monitor that compliance.

     The Advisor and the Funds have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee of the Advisor or the Funds from trading, either personally or on behalf of others (including the Funds), on material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


_____________________________________________________________________________

                                REDEMPTIONS
_____________________________________________________________________________

     Information regarding redemptions is set forth in the Prospectus under "Investor Services -- How to Redeem (Sell) Shares." As discussed under "Investor Services -- Account Privileges -- Telephone Redemptions" in the Prospectus, the Fund does not accept responsibility for the authenticity of telephone instructions relating to redemptions and, accordingly, shareholders who have approved telephone redemption assume the risk of any losses due to fraudulent telephone instructions that the Fund reasonably believes to be genuine. The Fund employs certain procedures to determine if telephone instructions are genuine, including requesting personal shareholder information prior to acting on telephone instructions, providing written confirmations of each telephone transaction, and recording all telephone instructions. The Fund may be liable for losses due to fraudulent telephone instructions if it fails to follow these procedures.

     The Fund may suspend the determination of net asset value and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of its net assets, or (4) as the Securities and Exchange Commission may by order permit for the protection of security holders, provided that applicable rules and regulations of the Securities and Exchange Commission which govern as to whether the conditions prescribed in (2) or (3) exist are complied with. The New York Stock Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

_____________________________________________________________________________

                                  CUSTODIANS
_____________________________________________________________________________

     United States National Bank of Oregon, 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as Custodian for the Fund. Morgan Stanley Trust Company ("Morgan Stanley" or "Custodian"), One Pierrepont Plaza, Brooklyn, New York 11201 has entered into a custodian agreement with the Fund with respect to the purchase of foreign securities by the Fund. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Fund. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

     Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Morgan Stanley (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities of the Fund has been approved by the Board of Directors of the Fund in accordance with regulations under the Investment Company Act of 1940.

     The Board of Directors reviews, at least annually, whether it is in the best interest of the Fund and its shareholders to maintain Fund assets, in each of the countries (if any) in which the Fund invests, with particular foreign sub-custodians in those countries, pursuant to contracts between the foreign sub-custodians and Morgan Stanley. The review includes an assessment of the risk of holding Fund assets in that country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of the foreign sub-custodian, and the impact of local laws on the custody arrangement. The Board of Directors of the Fund is aided in its review by Morgan Stanley, which has assembled the network of foreign sub-custodians used by the Fund, as well as by the Advisor and counsel. With respect to foreign sub-custodians, however, there can be no assurance that the Fund, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to the Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the administrative risks involved in holding assets abroad are greater than those associated with investing in the United States.


_____________________________________________________________________________

              ACCOUNTING SERVICES AND FINANCIAL STATEMENTS
_____________________________________________________________________________

     The financial statements of the Fund for the year ended December 31, 1995, the selected per share data and ratios under the caption "Financial Highlights," and the report of Coopers & Lybrand L.L.P., independent accountants, are included in the Prospectus and 1995 Annual Report of the Fund. Coopers & Lybrand L.L.P., 2700 First Interstate Tower, Portland, Oregon 97201, in addition to examining the financial statements of the Fund, assists in the preparation of the tax returns of the Fund and in certain other matters.

_____________________________________________________________________________

                                   TAXES
_____________________________________________________________________________

FEDERAL INCOME TAXES

     The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test");

     (b) derive less than 30 percent of its gross income from the sale or other disposition of any of the following, if held for less than three months: stock, securities, foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities), or certain other assets (the "30 Percent Test"); and

     (c) diversify its holdings so that, at the end of each quarter, (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements (the "Diversification Test"). In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement), and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to the Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of eligible dividends received from the Fund by a shareholder. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

     Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than 6 months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     The Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. The Fund generally will not accept an investment to establish a new account that does not comply with this requirement. If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 31 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

     If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to the Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will NOT apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

STATE INCOME TAXES

     The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

     This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.


_____________________________________________________________________________

                           YIELD AND PERFORMANCE
_____________________________________________________________________________

     The Fund will from time to time advertise or quote its yield and total return performance. These figures represent historical data and are calculated according to Securities and Exchange Commission ("SEC") rules standardizing such computations. The investment return and principal value will fluctuate so that shares when redeemed may be worth more or less than their original cost.

     Current yield of the Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                                     6
                 Yield = 2 [( a-b + 1) -1]
                              ---
                              cd

Where: a =      dividends and interest earned during the period.

      b =      expenses accrued for the period.

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

      d = the maximum offering price per share on the last day of the period.


     The Fund uses generally accepted accounting principles in determining actual income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The Fund's current yield for the 30-day period ended December 31, 1995 was 3.64%.

     The Fund may also publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               n
                         P(1+T)   = ERV

Where: P = a hypothetical initial payment of $1000

       T =      average annual total return

       n =      number of years

     ERV =      ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, and 10-year periods (or fractional portion thereof)

     Total return figures may also be published for recent 1, 5, and 10-year periods where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value.

     If the Fund's registration statement under the Investment Company Act of 1940 has been in effect less than 1, 5, or 10 years, the time period during which the registration statement has been in effect will be substituted for the periods stated.

     The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Lipper Analytical Services, Inc., Schabacker's Total Investment Service, Barron's, Business Week, Changing Times, The Financial Times, Financial World, Forbes, Investor's Daily, Money, Morningstar, Inc., Personal Investor, The Economist, The Wall Street Journal, and USA Today. These ranking services and publications rank the performance of the Fund against all other funds over specified periods and against funds in specified categories.


     The Fund may also compare its performance to that of a recognized stock or bond index including the Standard & Poor's 500, Dow Jones, Russell, and Nasdaq stock indices, the NAREIT Equity Index, and the Shearson Lehman and Salomon bond indices, or, with respect to the International Stock Fund, a suitable international index, such as the Morgan Stanley Capital International Europe, Australia, Far East Index or the FT-Actuaries Europe-Pacific Index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.


     In addition, the Fund may also compare its performance to other income-producing securities such as (i) money market funds; (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts, and other accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields, some of which are summarized below.


     The yield of the Fund is not fixed and will fluctuate. The principal value of your investment in the Fund at redemption may be more or less than its original cost. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit and other similar accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.


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                            INVESTMENT RESTRICTIONS
_____________________________________________________________________________

     The Prospectus sets forth the investment objectives and certain restrictions applicable to the Fund. The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of an investment by the Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. The Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of the Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

     The Fund may not:

     1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15

     2.   Concentrate investments in any industry.  However, the Fund may
(a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. The Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Balanced Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Balanced Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years' continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     16.Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 11, 12, and 14) permit specified practices but limit the portion of the Fund's assets that may be so invested. Subject to the investment restriction, the Fund expects to engage in the practices described in paragraph 5 (restricted securities). (See the Prospectus for additional information.) The Fund has no intention of engaging in the other permitted practices in the foreseeable future.

OTHER RESTRICTIONS

     To permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the fundamental restrictions described above. If the Board of Directors of the Fund determines that a commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment, terminate sales of its shares in the state(s) involved, and notify the affected shareholders.

_____________________________________________________________________________

                  ADDITIONAL INFORMATION REGARDING CERTAIN
                         INVESTMENTS BY THE FUND
_____________________________________________________________________________

INVESTMENTS BY THE FUND

     Securities held in the portfolio of the Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association (GNMA) mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Information regarding certain of these securities is included below. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached.

     Depending on prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, the Fund's advisor will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

     To achieve its investment objective, the Fund expects to invest a major portion (normally at least 95 percent) of its fixed income assets in investment grade debt securities. "Investment grade" debt securities are considered to be those which at the time of the investment are (a) rated BAA or higher by Moody's Investor Services, Inc. (Moody's), (b) rated BBB or higher by Standard and Poor's Corporation (S&P), or (c) unrated, but believed by the Advisor for the Fund to be equivalent to securities with those ratings. See the Prospectus under "Additional Information -- Bond Ratings" for information regarding investment-grade securities. Up to five percent of the Fund's assets may be invested in lower grade securities (rated Ba or B by Moody's or BB or B by S&P) when the Fund's Advisor believes these securities present attractive investment opportunities notwithstanding their speculative characteristics. See the Prospectus under "Risk Factors" for a description of the risks of investing in lower-rated securities and under "Additional Information" for a description of corporate bond ratings.

GOVERNMENT SECURITIES

     Government securities may be either direct obligations of the U.S. Government or may be the obligations of an agency or instrumentality of the United States.

     TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, Treasury notes currently have maturities of 1 to 10 years, and Treasury bonds can be issued with any maturity of more than 10 years.

     OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for

Cooperatives, Farmers Home Administration, Federal Home Loan Banks,
Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

MORTGAGE-BACKED CERTIFICATES

     GNMA (Government National Mortgage Association) Certificates ("Certificates") are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Fund may purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the servicing agent and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     THE GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by the FHA or guaranteed by the VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury to make any payments required under its guarantee.

     THE LIFE OF GNMA CERTIFICATES. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Regular payments and prepayments of principal by mortgagors and mortgage foreclosures will result in the return of the greater part of principal invested well before the maturity of the mortgages in the pool. (Because of the GNMA guarantee, foreclosures impose no risk to principal investment.)

     Because prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years.
For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the 12th year.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the servicing agent. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of 1 percent of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1 percent for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates may be issued at a premium or discount rather than at par.

     2. After issuance, certificates may trade in the secondary market at a premium or discount.

     3. Interest is earned monthly, rather than semi-annually as for traditional bonds. Monthly payment has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. That is, if borrowers pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     In quoting yields for GNMA Certificates, the standard practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly .50 of 1 percent more than high-grade corporate bonds and 1 percent more than U.S. Government and U.S. Government Agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the Certificate's coupon rate, and the prepayment experience of the pool of mortgages backing each Certificate.

     OTHER PASS-THROUGH CERTIFICATES. The Fund may invest in other pass-through securities. These are mortgage-backed securities for which the payments on the underlying mortgages are passed from the mortgage holder through the servicing agent, net of fees paid to the servicing agent, to the Fund. These securities may be "modified pass-through certificates" (like GNMA certificates), whereby the Fund would receive interest and principal payments regardless of whether the mortgagors make the payments, or they may be "straight pass-through certificates", whereby the Fund would receive interest and principal only to the extent actually collected by the servicing agent. The servicing agent may be an instrumentality or agency of the U.S. Government or may be an institution such as a bank or savings and loan association. The underlying mortgages may be conventional mortgages as well as mortgages guaranteed by federal agencies or instrumentalities. Straight pass-through securities involve additional risks because payments are not guaranteed. However, this risk may be mitigated to the extent that the underlying mortgages are guaranteed by a federal agency or instrumentality or by a private insurance company. Examples of pass-through securities that the Fund may purchase are: Federal National Mortgage Association; Federal Home Loan Mortgage Corporation (Participation Certificates); Conventional Mortgage Pass-Through Certificates (CONNIE MAC); Residential Funding Corp. Participation Certificates and Federal Housing Administration Insured Project Pass-Through Pools.

FLOATING OR VARIABLE RATE SECURITIES

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.
Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. Changes in assumed prepayment rates have the effect of shortening or lengthening the effective maturity of the CMO held by the Fund. CMOs may also be less marketable than other securities.
The Fund will only invest in CMOs issued by agencies or instrumentalities of the U.S. Government or privately-issued CMOs carrying investment-grade ratings. In addition, the Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

SECURITIES RATING AGENCIES

     Subsequent to its purchase by the Fund, an issue may cease to be rated, or its rating may be reduced below the criteria set forth for that Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. To the extent the ratings accorded by S&P or Moody's for securities may change as a result of changes in such organizations or changes in the rating systems, the Fund will attempt to use comparison ratings as standards for its investments in bonds in accordance with the policies described herein.

     COMMERCIAL PAPER RATINGS. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

     Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may rise as a result of public interest questions and preparation to meet such obligations.

     BOND RATINGS. See the Prospectus under "Additional Information -- Bond Ratings" for a description of the ratings used by Moody's and S&P.

CERTIFICATES OF DEPOSIT

     Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The U.S. bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insured amount of Certificates of Deposit issued to the Fund by any one bank. Therefore, Certificates of Deposit purchased by the Fund may not be fully insured.

BANKERS' ACCEPTANCES

     Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee) which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date and the nature of the underlying transaction.

LETTERS OF CREDIT

     Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

COMMERCIAL PAPER

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

DOLLAR ROLL TRANSACTIONS

     The Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

     Dollar rolls may be treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant, and various other investment factors. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in warrants, but the Fund does not intend to invest more than 5 percent of its assets in warrants or more than 2 percent of its assets in warrants that are not listed on the New York Stock Exchange or American Stock Exchange.

                          COLUMBIA BALANCED FUND, INC.

                                     PART C

                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:


          Financial Highlights are located on page 5 of the Joint Prospectus. The Schedule of Investments and Statement of Assets and Liabilities as of December 31, 1995, the related Statement of Operations for the year ended December 31, 1995, the Statements of Changes in Net Assets for the years ended December 31, 1995 and 1994, the selected per share data and ratios under the caption "Financial Highlights," and the notes thereto, and the report of Independent Accountants ("Financial Statements and Report") are included in the Annual Report to Shareholders for the year ended
     December 31, 1995, which is incorporated into the Joint Statement of Additional Information by reference. The Financial Statements and Report are also included in the Fund Prospectus, which contains the Registrant's 1995 Annual Report to Shareholders.


(b)  Exhibits:

     (1) Registrant's Articles of Incorporation. Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement, File No. 33-41401.

     (2) Restated Bylaws. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 3, File No. 33-41401.

     (4A)  Specimen Stock Certificate.  Incorporated by reference to
           Exhibit 4A to Pre-Effective Amendment No. 1, File No.
           33-41401 ("Pre-Effective Amendment No. 1").

     (4B) Application. Incorporated by reference to Exhibit 4B to Post-Effective Amendment No. 3, File No. 33-41401.

     (5)   Investment Advisory Contract.  Incorporated by reference to
           Exhibit 5 to Pre-Effective Amendment No. 1.

     (6)   Distribution Agreement.  Incorporated by reference to
           Exhibit 6 to Pre-Effective Amendment No. 1.

     (8)   Custodian Contract with United States National Bank of
           Oregon. Incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1.

     (9)   Transfer Agent Agreement.  Incorporated by reference to
           Exhibit 9 to Pre-Effective Amendment No. 1.

     (11)  Consent of Accountants.

     (12A) See paragraph (a) of Item 24.

     (12B) Annual Report to Shareholders.

     (14) IRA and Money Purchase Pension and Profit Sharing Plan booklets. Incorporated by reference to Exhibit 14 to the Registrant's Registration Statement, File No. 33-41401.


     (17) All Powers of Attorney have been previously filed and are incorporated herein by reference.



     (27) Financial Data Schedule.


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     The Registrant, Columbia Common Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Daily Income Company, Columbia Special Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Real Estate Equity Fund, Inc., and Columbia High Yield Fund, Inc., each an Oregon corporation (the "Columbia Funds"), have investment advisory contracts with Columbia Funds Management Company (the "Advisor"), an Oregon corporation. Columbia Trust Company, an Oregon corporation, is 79% owned by the Advisor.
J. Jerry Inskeep, Jr. and James F. Rippey own 14.9% and 27.2%, respectively, of the voting securities of the Advisor; 32.3% each of the voting securities of Columbia Financial Center Incorporated, an Oregon corporation; 41.1% each of the voting securities of Columbia Management Co., an Oregon corporation; and 3.7% and 1.2%, respectively, of the voting securities of Columbia Trust Company. CMC Fund Trust, an Oregon business trust, has an investment advisory contract with Columbia Management Co. See "Management" in Part B. The Registrant does not have any subsidiaries.


Item 26.  NUMBER OF HOLDERS OF SECURITIES


                                        Number of Record Holders
          Title of Class                    at December 31, 1995
          --------------                --------------------------

          Common Stock                            21,285


Item 27.  INDEMNIFICATION

     Oregon law and the articles of incorporation and bylaws of the Registrant provide that any director or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by him in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his being an officer, director, employee or agent of the Registrant to the fullest extent not prohibited by the Oregon Business Corporation Act and the Investment Company Act of 1940 and related regulations and interpretations of the Securities and Exchange Commission.

     Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or director in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or director in the successful defense of any such action, suit, or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant's directors and officers are also named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR


     Information regarding the businesses of the Advisor and its officers and directors is set forth under "Fund Management" in the Prospectus and under "Management" and "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information and is incorporated herein by reference. Columbia Trust Company also acts as trustee and/or agent for the investment of the assets of pension and profit sharing plans in pooled accounts.


Item 29.  PRINCIPAL UNDERWRITERS

     Pursuant to a distribution agreement with each of the Columbia Funds, including the Registrant, Columbia Financial is authorized to sell shares of each fund to the public. No commission or other compensation is received by Columbia Financial in connection with the sale of shares of the Columbia Funds. Certain information on each director and officer of Columbia Financial is set forth below:


Name and Principal           Positions and Offices     Positions and Offices
 Business Address           With Columbia Financial       With Registrant
------------------          -----------------------    ----------------------



J. Jerry Inskeep, Jr.         Director                 Chairman and Director
1301 SW Fifth Avenue
Portland, OR  97201



George L. Hanseth             President and Director   Senior Vice
1301 SW Fifth Avenue                                   President
Portland, OR  97201                                    and Treasurer



John A. Kemp                  Senior Vice President,   President and
1301 SW Fifth Avenue          Treasurer and Director   Director
Portland, OR  97201



Jeff B. Curtis                General Counsel and      Secretary
1301 SW Fifth Avenue          Secretary
Portland, OR  97201



Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     The records required to be maintained under Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Registrant, Columbia Funds Management Company, and Columbia Trust Company at 1301 SW Fifth Avenue, Portland, Oregon 97201. Records relating to the Registrant's portfolio securities are also maintained by United States National Bank of Oregon, 321 SW Sixth Avenue, Portland, Oregon 97208.

Item 31.  MANAGEMENT SERVICES

     Not applicable.

Item 32.  UNDERTAKINGS


     The Registrant hereby undertakes to promptly call a meeting of the shareholders of the Registrant for the purpose of voting on the removal of any director of the Registrant when requested in writing by shareholders of at least 10 percent of the outstanding shares of Common Stock of the Registrant. The Registrant undertakes to assist its shareholders in communicating with other shareholders of the Registrant to the extent required by Section 16 of the Investment Company Act of 1940 or any regulations promulgated thereunder.



     The Registrant hereby undertakes, upon request and without charge, to furnish a copy of the Registrant's annual report to shareholders to each person to whom a prospectus is delivered.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Portland and State of Oregon on the 20th day of February, 1996.


                              COLUMBIA BALANCED FUND, INC.


                              By JOHN A. KEMP
                                 -------------------------------------------
                                 John A. Kemp
                                 President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the 20th day of February, 1996 by the following persons in the capacities indicated.



(i)  Principal executive officer:

         JOHN A. KEMP                             President and Director
--------------------------------------
         John A. Kemp

(ii) Principal accounting and
     financial officer:

          GEORGE L. HANSETH                       Senior Vice President
--------------------------------------
          George L. Hanseth

(iii)     Directors:

  *       JAMES C. GEORGE                         Director
--------------------------------------
          James C. George

  *       J. JERRY INSKEEP, JR.                   Chairman of the Board and
--------------------------------------            Director
          J. Jerry Inskeep, Jr.

  *       THOMAS R. MACKENZIE                     Director
--------------------------------------
          Thomas R. Mackenzie

  *       JAMES F. RIPPEY                         Director
--------------------------------------
          James F. Rippey

  *       RICHARD L. WOOLWORTH                    Director
--------------------------------------
          Richard L. Woolworth

  * By  JOHN A. KEMP
--------------------------------------
          John A. Kemp
          as Attorney-in-fact

                          COLUMBIA BALANCED FUND, INC.

                                  EXHIBIT INDEX



EXHIBIT NO.              DESCRIPTION
-----------              -----------
(1) Registrant's Articles of Incorporation. Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement, File No. 33-41401.

(2) Restated Bylaws. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 3, File No. 33-41401.

(4A)                Specimen Stock Certificate.  Incorporated by reference to
                    Exhibit 4A to Pre-Effective Amendment No. 1, File No. 33-41401 ("Pre-Effective Amendment No. 1").

(4B) Application. Incorporated by reference to Exhibit 4B to Post-Effective Amendment No. 3, File No. 33-41401.


(5)                 Investment Advisory Contract.  Incorporated by reference to
                    Exhibit 5 to Pre-Effective Amendment No. 1.

(6)                 Distribution Agreement.  Incorporated by reference to
                    Exhibit 6 to Pre-Effective Amendment No. 1.

(8) Custodian Contract with United States National Bank of Oregon. Incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1.

(9)                 Transfer Agent Agreement.  Incorporated by reference to
                    Exhibit 9 to Pre-Effective Amendment No. 1.

(11)                Consent of Accountants.

(12A)               See paragraph (a) of Item 24.

(12B)               Annual Report to Shareholders.

(14) IRA and Money Purchase Pension and Profit Sharing Plan booklets. Incorporated by reference to Exhibit 14 to the Registrant's Registration Statement, File No. 33-41401.

(17) All Powers of Attorney have been previously filed and are incorporated herein by reference.



(27)                Financial Data Schedule.